                                                                    EXHIBIT 10.1


                                  $65,000,000


                               CREDIT AGREEMENT

                          Dated as of April 24, 1998

                                     Among

                             IRON AGE CORPORATION

                                  as Borrower
                                  -- --------

                                      and

                         IRON AGE HOLDINGS CORPORATION

                              as Parent Guarantor
                              -- ------ ---------

                                      and

                       THE INITIAL LENDERS NAMED HEREIN

                                      and

                           BANQUE NATIONALE DE PARIS

              as Agent, Initial Issuing Bank and Swing Line Bank
              -- -----  ------- ------- ---- --- ----- ---- ----

                       T A B L E   O F   C O N T E N T S


SECTION                                                                     PAGE
                                   ARTICLE I

DEFINITIONS AND ACCOUNTING TERMS

1.01.  Certain Defined Terms...............................................   1
1.02.  Computation of Time Periods; Other Definitional Provisions..........  27
1.03.  Accounting Terms....................................................  27

                                  ARTICLE II

AMOUNTS AND TERMS OF THE ADVANCES
AND THE LETTERS OF CREDIT

2.01.  The Advances........................................................  28
2.02.  Making the Advances.................................................  29
2.03.  Issuance of and Drawings and Reimbursement Under Letters
        of Credit..........................................................  31
2.04.  Repayment of Advances...............................................  32
2.05.  Termination or Reduction of the Commitments.........................  34
2.06.  Prepayments.........................................................  35
2.07.  Interest............................................................  38
2.08.  Fees................................................................  38
2.09.  Conversion of Advances..............................................  39
2.10.  Increased Costs, Etc................................................  40
2.11.  Payments and Computations...........................................  41
2.12.  Taxes...............................................................  42
2.13.  Sharing of Payments, Etc............................................  44
2.14.  Use of Proceeds.....................................................  45
2.15.  Evidence of Debt....................................................  45

                                  ARTICLE III

CONDITIONS OF LENDING

3.01.  Conditions Precedent to Initial Extension of Credit.................  46
3.02.  Conditions Precedent to Each Borrowing, Swing Line Advance
        and Issuance of Letters of Credit..................................  52
3.03.  Determinations Under Section 3.01...................................  52

SECTION                                                                     PAGE
                                  ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.01.  Representations and Warranties of the Borrower and the
        Parent Guarantor...................................................  53

                                   ARTICLE V

COVENANTS OF THE BORROWER AND THE PARENT GUARANTOR

5.01.  Affirmative Covenants...............................................  59
5.02.  Negative Covenants..................................................  64
5.03.  Reporting Requirements..............................................  73
5.04.  Financial Covenants.................................................  77

                                  ARTICLE VI

EVENTS OF DEFAULT

6.01.  Events of Default...................................................  80
6.02.  Actions in Respect of the Letters of Credit upon Default............  82

                                  ARTICLE VII

PARENT GUARANTY

7.01.  Guaranty............................................................  83
7.02.  Guaranty Absolute...................................................  83
7.03.  Waiver..............................................................  84
7.04.  Payments Free and Clear of Taxes, Etc...............................  84
7.05.  Continuing Guaranty; Assignments....................................  86
7.06.  Subrogation.........................................................  86

                                 ARTICLE VIII
THE AGENT

8.01.  Authorization and Action............................................  87
8.02.  Agent's Reliance, Etc...............................................  87
8.03.  BNP and Affiliates..................................................  88
8.04.  Lender Party Credit Decision........................................  88
8.05.  Indemnification.....................................................  88
8.06.  Successor Agents....................................................  89

SECTION                                                                     PAGE
                                  ARTICLE IX

MISCELLANEOUS

9.01.  Amendments, Etc.....................................................  90
9.02.  Notices, Etc........................................................  91
9.03.  No Waiver; Remedies.................................................  91
9.04.  Costs and Expenses..................................................  92
9.05.  Right of Setoff.....................................................  93
9.06.  Binding Effect......................................................  93
9.07.  Assignments and Participations......................................  94
9.08.  Execution in Counterparts...........................................  96
9.09.  No Liability of the Issuing Bank....................................  96
9.10.  Jurisdiction, Etc...................................................  97
9.11.  Governing Law.......................................................  97
9.12.  WAIVER OF JURY TRIAL................................................  97

SCHEDULES
---------

Schedule I                  -  Commitments and Applicable Lending Offices

Schedule II                 -  Employment/Non-Compete Agreements

Schedule III                -  Retirement  Benefit Plan Payees

Schedule 3.01(i)            -  Surviving Debt

Schedule 3.01(k)(xxiii)     -  Blocked Accounts

Schedule 4.01(a)            -  Investor Group and Share Ownership

Schedule 4.01(b)            -  Subsidiaries

Schedule 4.01(d)            -  Authorizations, Approvals, Actions, Notices and
                                Filings

Schedule 4.01(l)            -  Plans, Multiemployer Plans and Welfare Plans

Schedule 4.01(u)            -  Environmental Matters

Schedule 4.01(z)            -  Open Years

Schedule 4.01(ff)           -  Existing Debt

Schedule 4.01(gg)           -  Owned Real Property

Schedule 4.01(hh)           -  Leased Real Property

Schedule 4.01(ii)           -  Investments

Schedule 4.01(jj)           -  Intellectual Property

Schedule 5.02(a)(iii)       -  Existing Liens

EXHIBITS
--------

Exhibit A-1     -  Form of Working Capital Note

Exhibit A-2     -  Form of Acquisition Note

Exhibit B       -  Form of Notice of Borrowing

Exhibit C       -  Form of Assignment and Acceptance

Exhibit D       -  Form of Security Agreement

Exhibit E       -  Form of Mortgage

Exhibit F       -  Form of Intercompany Subordination Agreement

Exhibit G       -  Form of Intellectual Property Security Agreement

Exhibit H       -  Form of Canadian Security Agreement

Exhibit I       -  Form of Subsidiary Guaranty

Exhibit J       -  Form of Borrowing Base Certificate

Exhibit K       -  Form of Opinion of Special Counsel to the Loan Parties

Exhibit L       -  Form of Opinion of Local Counsel to the Lender Parties

Exhibit M-1     -  Form of Borrower Solvency Certificate

Exhibit M-2     -  Form of Parent Guarantor Solvency Certificate

Exhibit O       -  Form of Assignment of Life Insurance Policy

                               CREDIT AGREEMENT


          CREDIT AGREEMENT dated as of April 24, 1998 among Iron Age Corporation, a Delaware corporation (the "Borrower"), Iron Age Holdings
                                          --------
Corporation, a Delaware corporation (the "Parent Guarantor"), the banks,
                                          ----------------
financial institutions and other institutional lenders listed on the signature pages hereof as the Initial Lenders (the "Initial Lenders"), Banque Nationale de
                                          ---------------
Paris ("BNP"), as the swing line bank (the "Swing Line Bank"), and as agent
        ---                                 ---------------
(together with any successor appointed pursuant to Article VIII, the "Agent")
                                                                      -----
for the Lender Parties (as hereinafter defined), and BNP, as initial issuing bank (the "Initial Issuing Bank").
           --------------------

PRELIMINARY STATEMENTS:

          (1) Fenway Fund (as hereinafter defined) and certain investors listed on Part I of Schedule 4.01(a) (the "Investor Group") own all of the outstanding
                                    --------------
capital stock of the Parent Guarantor. The Parent Guarantor owns directly all of the outstanding capital stock of the Borrower.

          (2) The Borrower has requested that the Lender Parties lend to the Borrower up to $65,000,000 in order to refinance certain existing indebtedness of the Borrower and to pay transaction fees and expenses in connection therewith and the other transactions contemplated hereby (collectively, the "Refinancing")
                                                                   -----------
and to provide working capital for the Borrower and its Subsidiaries (as hereinafter defined) and for other general corporate purposes permitted under this Agreement, including, subject to certain terms and conditions as hereinafter provided, acquisitions.

          (3) The Lender Parties have indicated their willingness to agree to lend such amounts on the terms and conditions of this Agreement.

          NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:


                                   ARTICLE I

                       DEFINITIONS AND ACCOUNTING TERMS

          SECTION  1.01.  Certain Defined Terms.  As used in this Agreement, the
                          ---------------------
following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

          "Acquisition Advance" has the meaning specified in Section 2.01(d).
           -------------------

          "Acquisition Borrowing" means a borrowing consisting of simultaneous
           ---------------------
     Acquisition Advances of the same Type made by the Acquisition Lenders.

          "Acquisition Commitment" means, with respect to any Acquisition Lender
           ----------------------
     at any time, the amount set forth opposite such Lender's name on Schedule I hereto under the caption "Acquisition

     Commitment" or, if such Lender has entered into one or more Assignment and Acceptances, the amount set forth for such Lender in the Register maintained by the Agent pursuant to Section 9.07(d) as such Lender's "Acquisition Commitment", as such amount may be reduced at or prior to such time pursuant to Section 2.05.

          "Acquisition Facility" means, at any time, the aggregate amount of the
           --------------------
     Acquisition Lenders' Acquisition Commitments at such time.

          "Acquisition Lender" means any Lender that has an Acquisition
           ------------------
     Commitment.

          "Acquisition Note" means a promissory note of the Borrower payable to
           ----------------
     the order of any Acquisition Lender, in substantially the form of Exhibit A-2 hereto, evidencing the indebtedness of the Borrower to such Lender resulting from the Acquisition Advances made by such Lender.

          "Acquisition Reduction Amount" has the meaning specified in Section
           ----------------------------
     2.06(b)(vi).

          "Advance" means an Acquisition Advance, a Working Capital Advance, a
           -------
     Letter of Credit Advance or a Swing Line Advance.

          "Affiliate" means, as to any Person, any other Person that, directly
           ---------
     or indirectly, controls, is controlled by or is under common control with such Person or is a director or officer of such Person. For purposes of this definition, the term "control" (including the terms "controlling", "controlled by" and "under common control with") of a Person means the possession, direct or indirect, of the power to vote 5% or more of the Voting Stock of such Person or to direct or cause the direction of the management and policies of such Person, whether through the ownership of Voting Stock, by contract or otherwise.

          "Agent" has the meaning specified in the recital of parties to this
           -----
     Agreement.

          "Agent Indemnified Costs" has the meaning specified in Section
           -----------------------
     8.05(a).

          "Agent's Account" means the account of the Agent maintained by the
           ---------------
     Agent at the Federal Reserve Bank of New York, 33 Liberty Street, New York, New York 10048, ABA No. 026007689, for further credit to Account No. 750420-701-03, or such other account maintained by the Agent and designated by the Agent in a written notice to the Lender Parties and the Borrower.

          "Applicable Lending Office" means, with respect to each Lender Party,
           -------------------------
     such Lender Party's Domestic Lending Office in the case of a Base Rate Advance and such Lender Party's Eurodollar Lending Office in the case of a Eurodollar Rate Advance.

          "Applicable Margin" means a percentage per annum determined by
           -----------------
     reference to the ratio of (i) Funded Debt of the Borrower and its Subsidiaries as of such date to (ii) Consolidated EBITDA of the Parent Guarantor and its Subsidiaries for the four fiscal quarters ended on or most recently prior to such date as set forth below:

                                       3

         ====================================================================================
                     Funded Debt to EBITDA                Base Rate        Eurodollar Rate
                            Ratio                         Advances            Advances
         ------------------------------------------------------------------------------------
          Level I
          -------
                     less than 4.50 : 1.00                0.250%             1.750%
          -----------------------------------------------------------------------------------
          Level II
          --------
                     greater than or equal to 4.50 :
                     1.00 but less than 5.25 : 1.00       0.500%             2.000%
          -----------------------------------------------------------------------------------
          Level III
          ---------
                     greater than or equal to 5.25 :
                     1.00 but less than 6.00 : 1.00       0.750%               2.250%
          -----------------------------------------------------------------------------------
          Level IV
          --------
                     greater than or equal to             1.000%               2.500%
                     6.00 : 1.00
          ===================================================================================

     The Applicable Margin for each Advance shall be determined by reference to the ratio in effect from time to time; provided, however, that (A) no
                                            --------  -------
     change in the Applicable Margin shall be effective until three Business Days after the date on which the Agent receives the financial statements required to be delivered pursuant to Section 5.03(b) or 5.03(c), as the case may be, and a certificate of the chief financial officer of the Borrower demonstrating such ratio and (B) the Applicable Margin shall be at Level IV for so long as the Borrower has not submitted to the Agent the information described in clause (A) of this proviso as and when required under Section 5.03(b) or 5.03(c), as the case may be; and provided further
                                                               -------- -------
     that, until the financial statements for the period ended October 31, 1998 are delivered, the Applicable Margin shall be at least Level III; and provided further that the Applicable Margin in effect immediately after an
     -------- -------
     Investment by the Borrower permitted by Section 5.02(f)(xvii) shall be at the Level described above based on the Leverage Ratio described in the certificate required to be delivered pursuant to Section 5.02(f)(xvii)(5).

          "Application Date" has the meaning specified in Section 2.06(b)(viii).
           ----------------

          "Appropriate Lender" means, at any time, with respect to (a) either
           ------------------
     the Acquisition Facility or the Working Capital Facility, a Lender that has a Commitment with respect to such Facility at such time and (b) the Letter of Credit Facility, (i) the Issuing Bank and (ii) if the other Working Capital Lenders have made Letter of Credit Advances pursuant to Section 2.03(c) that are outstanding at such time, each such other Working Capital Lender and (c) the Swing Line Advances, (i) the Swing Line Bank and (ii) if the other Working Capital Lenders have made Swing Line Advances pursuant to
     Section 2.02(b) that are outstanding at such time, each such other Working Capital Lender.

          "Assignment and Acceptance" means an assignment and acceptance entered
           -------------------------
     into by a Lender Party and an Eligible Assignee and accepted by the Agent, in accordance with Section 9.07 and in substantially the form of Exhibit C hereto.

          "Assignment of Life Insurance Policy" means an assignment of the key
           -----------------------------------
     man life insurance policy on Donald R. Jensen assigned by the Borrower to the Agent for the benefit of the Secured Parties in accordance with Section 5.01(d) and in substantially the form of Exhibit O hereto.

          "Available Amount" of any Letter of Credit means, at any time, the
           ----------------
     maximum amount available to be drawn under such Letter of Credit at such time (assuming compliance at such time with all conditions to drawing).

          "Base Rate" means a fluctuating interest rate per annum in effect from
           ---------
     time to time, which rate per annum shall at all times be equal to the higher of:

               (a) the rate of interest announced publicly by BNP in New York, New York, from time to time, as its prime rate (and such term shall not be construed to be its best or most favorable rate); and

               (b)  1/2 of 1% per annum above the Federal Funds Rate.

          "Base Rate Advance" means an Advance that bears interest as provided
           -----------------
     in Section 2.07(a)(i).

          "Blocked Account Bank" has the meaning specified in Section 6 of the
           --------------------
     Security Agreement.

          "Blocked Account Letter" means each blocked account letter, in
           ----------------------
     substantially the form of Exhibit A to the Security Agreement, entered into by the Borrower, the Agent and a Blocked Account Bank.

          "BNP" has the meaning specified in the recital of parties to this
           ---
     Agreement.

          "Borrower" has the meaning specified in the recital of parties to this
           --------
     Agreement.

          "Borrower's Account" means the account of the Borrower maintained by
           ------------------
     the Borrower with BNP at BNP's office at 499 Park Avenue, New York, New York 10022, Account No. 202905-001-28, or such other account as the Borrower and the Agent may from time to time designate as the "Borrower's Account".

          "Borrowing" means an Acquisition Borrowing, a Working Capital
           ---------
     Borrowing or a Swing Line Borrowing.

          "Borrowing Base Certificate" means a certificate in substantially the
           --------------------------
     form of Exhibit J hereto, duly certified by the chief financial officer of the Borrower.

          "Business Day" means a day of the year on which banks are not required
           ------------
     or authorized by law to close in New York City and, if the applicable Business Day relates to any Eurodollar Rate Advances, on which dealings are carried on in the London interbank market.

          "Canadian Security Agreement" has the meaning specified in Section
           ---------------------------
     3.01(k)(xx).

          "Capital Expenditures" means, for any Person for any period, the sum
           --------------------
     of, without duplication, (a) all cash expenditures made, directly or indirectly, by such Person or any of its Subsidiaries during such period for equipment, fixed assets, real property or improvements, or for replacements or substitutions therefor or additions thereto, that have been or should be, in accordance with GAAP, reflected as additional property, plant or equipment on a Consolidated balance sheet of such Person plus (b) the aggregate principal amount of all Debt (including Obligations under Capitalized Leases) assumed or incurred in connection with any such expenditures.

          "Capitalized Leases" means all leases that have been or should be, in
           ------------------
     accordance with GAAP, recorded as capitalized leases.

          "Carryover Amount" has the meaning specified in Section 5.04(d).
           ----------------

          "Cash Equivalents" means any of the following, to the extent owned by
           ----------------
     the Borrower free and clear of all Liens other than Liens created under the Collateral Documents and having a maturity of not greater than 180 days from the date of acquisition thereof: (a) readily marketable direct obligations of the Government of the United States or any agency or instrumentality thereof or obligations unconditionally guaranteed by the full faith and credit of the Government of the United States, (b) insured certificates of deposit of or time deposits or repurchase agreements with any commercial bank that is a Lender Party or a member of the Federal Reserve System, which issues (or the parent of which issues) commercial paper rated as described in clause (c) below, is organized under the laws of the United States or any State thereof and has combined capital and surplus of at least $1,000,000,000, (c) commercial paper in an aggregate amount of no more than $250,000 per issuer outstanding at any time, issued by any corporation organized under the laws of any state of the United States and rated at least "Prime-1" (or the then equivalent grade) by Moody's Investors Service, Inc. or "A-1" (or the then equivalent grade) by Standard & Poor's Ratings Services or (d) money market or mutual funds that invest solely in Cash Equivalents of the types described in clauses (a),
     (b) and (c) above.

          "CERCLA" means the Comprehensive Environmental Response, Compensation
           ------
     and Liability Act of 1980, as amended from time to time.

          "CERCLIS" means the Comprehensive Environmental Response, Compensation
           -------
     and Liability Information System maintained by the U.S. Environmental Protection Agency.

          "Collateral" means all "Collateral" and "Intellectual Property
           ----------             ----------       ---------------------
     Collateral" referred to in the Collateral Documents and all other property
     ----------
     that is or is intended to be subject to any Lien in favor of the Agent for the benefit of the Secured Parties.

          "Collateral Documents" means the Security Agreement, the Intellectual
           --------------------
     Property Security Agreement, the Canadian Security Agreement, the Mortgage and any other agreement that creates or purports to create a Lien in favor of the Agent for the benefit of the Secured Parties.

          "Commitment" means an Acquisition Commitment, a Working Capital
           ----------
     Commitment, a Letter of Credit Commitment or a Swing Line Commitment.

          "Commitment Date" shall have the meaning specified in Section
           ---------------
     2.06(b)(viii).

          "Consolidated" refers, with respect to any Person, to the
           ------------
     consolidation of accounts of such Person and its Subsidiaries in accordance with GAAP.

          "Conversion", "Convert" and "Converted" each refer to a conversion of
           ----------    -------       ---------
     Advances of one Type into Advances of the other Type pursuant to Section
     2.09 or 2.10.

          "Conversion Date" means the last day of the calendar month in the
           ---------------
     month that is the 36th month following the month in which the Initial Extension of Credit occurred.

          "Current Assets" of any Person means all assets of such Person that
           --------------
     would, in accordance with GAAP, be classified as current assets of a company conducting a business the same as or similar to that of such Person, after deducting adequate reserves in each case in which a reserve is proper in accordance with GAAP.

          "Current Liabilities" of any Person means (a) all Debt of such Person
           -------------------
     that by its terms is payable on demand or matures within one year after the date of determination other than Funded Debt and (b) all other items (including, without limitation, taxes accrued as estimated) that in accordance with GAAP would be classified as current liabilities of a company conducting a business the same as or similar to that of such Person.

          "Debt" of any Person means, without duplication, (a) all indebtedness
           ----
     of such Person for borrowed money, (b) all Obligations, contingent or otherwise, of such Person for the deferred purchase price of property or services (other than trade payables not overdue by more than 60 days incurred in the ordinary course of such Person's business), (c) all Obligations, contingent or otherwise, of such Person evidenced by notes, bonds, debentures or other similar instruments, (d) all Obligations, contingent or otherwise, of such Person created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (e) all Obligations, contingent or otherwise, of such Person as lessee under Capitalized Leases,
     (f) all Obligations, contingent or otherwise, of such Person under acceptance, letter of credit or similar facilities, (g) all Obligations, contingent or otherwise, of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any capital stock of or other ownership or profit interest in such Person or any other Person or any warrants, rights or options to acquire such capital stock, valued, in the case of Redeemable Preferred Stock, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends, (h)
                                        ----
     all Obligations, contingent or otherwise, of such Person in respect of Hedge Agreements (other than for purposes of calculating the financial covenants in Section 5.04), (i) all Debt of others referred to in clauses
     (a) through (h) above or clause (j) below guaranteed directly or indirectly in any manner by such Person, or in effect guaranteed directly or indirectly by such Person through an agreement (1) to pay or purchase such Debt or to advance or supply funds for the payment or purchase of such Debt, (2) to purchase, sell or lease (as lessee or lessor) property, or to purchase or sell services, primarily for the purpose of enabling the debtor to make payment of such Debt or to assure the holder of such Debt against loss, (3) to supply funds to or in any other manner invest in the debtor (including any agreement to pay for property or services irrespective of whether such property is received or such services are rendered) or (4) otherwise to assure a creditor against loss, and (j) all Debt referred to in clauses (a) through (i) above and other payment obligations of another Person secured by (or for which the holder of such Debt has an existing right, contingent or otherwise, to be secured by) any Lien on property (including, without limitation, accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Debt.

          "Default" means any Event of Default or any event that would
           -------
     constitute an Event of Default but for the requirement that notice be given or time elapse or both.

          "Discount Note Documents" means (i) the Discount Note Indenture and
           -----------------------
     (ii) any other agreements, indentures and instruments delivered in connection with the issuance of the Discount Notes.

          "Discount Note Indenture" means the Indenture dated as of April 24,
           -----------------------
     1998 among the Parent Guarantor and The Chase Manhattan Bank, as trustee.

          "Discount Notes" means the Senior Discount Notes due 2009 of the
           --------------
     Parent Guarantor in an aggregate initial principal amount of $25,000,000 issued pursuant to the Discount Note Indenture.

          "Domestic Lending Office" means, with respect to any Lender Party, the
           -----------------------
     office of such Lender Party specified as its "Domestic Lending Office" opposite its name on Schedule I hereto or in the Assignment and Acceptance pursuant to which it became a Lender Party, as the case may be, or such other office of such Lender Party as such Lender Party may from time to time specify to the Borrower and the Agent.

          "EBITDA" means, for any period, the sum, determined on a Consolidated
           ------
     basis, of (a) net income (or net loss) measured on a first-in, first-out method of accounting, (b) Interest Expense, (c) income tax expense, (d) depreciation expense, (e) amortization expense, (f) extraordinary or unusual losses deducted in calculating net income less extraordinary or
                                                       ----
     unusual gains added in calculating net income, (g) to the extent deducted in calculating net income (or net loss), non-cash expenses associated with any stock based compensation, (h) the management fee paid under the Fenway Management Agreement, and (i) a one-time bonus to certain members of management of the Borrower not to exceed $2,300,000 in the aggregate to be paid on or before December 31, 1999, in each case determined in accordance with GAAP for such period; provided that, for purposes of determining the
                                --------
     Leverage Ratio and the Senior Leverage Ratio for each month ending prior to one year after the date of the Initial Extension of Credit, EBITDA shall be the amount for such month as set forth on Schedule II hereto.

          "Eligible Assignee" means (a) with respect to any Facility (other than
           -----------------
     the Letter of Credit Facility): (i) a Lender; (ii) an Affiliate of a Lender; (iii) a commercial bank organized under the laws of the United States, or any state thereof, and having a combined capital and surplus of at least $500,000,000; (iv) a savings and loan association or savings bank organized under the laws of the United States, or any state thereof, and having a combined capital and surplus of at least $500,000,000; (v) a commercial bank organized under the laws of any other country that is a member of the OECD or has concluded special lending arrangements with the International Monetary Fund associated with its General Arrangements to Borrow or a political subdivision of any such country, and having a combined capital and surplus of at least $500,000,000, so long as such bank is acting through a branch or agency located in the United States; (vi) a finance company, insurance company or other financial institution or fund (whether a corporation, partnership, trust or other entity) that is engaged in making, purchasing or otherwise investing in commercial loans in the ordinary course of its business and having a combined capital and surplus of at least $250,000,000; and (vii) any other Person approved by the Agent and, so long as no Default has occurred and is continuing at the time any assignment is effected pursuant to Section 9.07, the Borrower and, with respect to any Eligible Assignee that becomes a Working Capital Lender, the Issuing Bank, any such approval not to be unreasonably withheld or delayed and (b) with respect to the Letter of Credit Facility, a Person that is an Eligible Assignee under subclause
     (iii) or (v) of clause (a) of this definition and is approved by the Agent and, so long as no Default has occurred and is continuing at the time any assignment is effected pursuant to Section 9.07, the Borrower, such approval not to be unreasonably withheld or delayed; provided, however,
                                                          --------  -------
     that neither any Loan Party nor any Affiliate of a Loan Party shall qualify as an Eligible Assignee under this definition.

          "Eligible Canadian Inventory" means Eligible Inventory of IA Canada.
           ---------------------------

          "Eligible Canadian Receivables" means Eligible Receivables of IA
           -----------------------------
     Canada.

          "Eligible Collateral" means, collectively, Eligible Inventory and
           -------------------
     Eligible Receivables.

          "Eligible Inventory" means any Inventory owned by the Borrower, Falcon
           ------------------
     or IA Canada free and clear of all Liens (other than Permitted Liens and Liens in favor of the Secured Parties securing the Secured Obligations) other than the following:

               (a) Inventory consisting of "perishable agricultural commodities" within the meaning of the Perishable Agricultural Commodities Act of 1930, as amended, and the regulations thereunder, or on which a Lien has arisen or may arise in favor of agricultural producers under comparable state or local laws;

               (b) Inventory aggregating more than $500,000 at any single location and located on leaseholds as to which the lessor has not entered into a consent and agreement providing the Agent with the right to receive notice of default, the right to repossess such Inventory at any time and such other rights as may be acceptable to the Agent;

               (c) Inventory that is obsolete, unusable or otherwise unavailable for sale;

               (d) Inventory with respect to which the representations and warranties set forth in Section 8 of the Security Agreement applicable to Inventory are not true and correct;

               (e) Inventory consisting of promotional, marketing, packaging or shipping materials and supplies exclusive of boxes containing shoes or boots;

               (f) Inventory that fails to meet in any material respect all standards imposed by any governmental agency, or department or division thereof, having regulatory authority over such Inventory or its use or sale;

               (g) Inventory that is subject to any licensing, patent, royalty, trademark, trade name or copyright agreement with any third party from whom any Loan Party or any of its Subsidiaries has received written notice of a material dispute in respect of any such agreement;

               (h) Inventory located outside the United States, Puerto Rico or Canada, other than as permitted under paragraph (i) below;

               (i) Inventory that is not in the possession of or under the sole control of the Borrower, Falcon or IA Canada, other than (i) up to $4,000,000 at any one time outstanding of Inventory in transit to the Borrower, Falcon or IA Canada by common carrier, which Inventory is owned by the Borrower, Falcon or IA Canada free and clear of all Liens (other than Liens imposed by such common carrier in the ordinary course of business in respect of the shipping of such Inventory) and insured in accordance with Section 11(a) of the Security Agreement or
          Section 1.9 of the Canadian Security Agreement with the Agent named as loss payee under such insurance policy and (ii) any Inventory of the Borrower or Falcon located on any customer's premises; provided that
                                                                 --------
          such Inventory must be segregated from all inventory of such customer and must be clearly identifiable as Inventory of the Borrower or Falcon; provided further that any such Inventory on consignment on any
                  -------- -------
          customer's premises must also be subject to UCC-1 protective filings;

               (j)  Inventory consisting of work in progress; and

               (k) Inventory in respect of which the Security Agreement or the Canadian Security Agreement, after giving effect to the related filings of financing statements that have then been made, if any, does not or has ceased to create a valid and perfected first priority lien or security interest in favor of the Agent for the benefit of the Secured Parties securing the Secured Obligations and as to which no other Liens exist, other than Permitted Liens.

     The value of such Eligible Inventory shall be its book value determined in accordance with the "first-in, first-out" method of accounting for inventory and in accordance with GAAP unless the Agent determines, in its reasonable commercial judgment based on a liquidation analysis by an independent asset appraiser of nationally recognized standing acceptable to the Agent, that such Eligible Inventory shall be valued at a lower value.

          "Eligible Receivables" means any Receivables owned by the Borrower,
           --------------------
     Falcon or IA Canada free and clear of all Liens (other than Permitted Liens and Liens in favor of the Secured Parties securing the Secured Obligations) other than the following:

               (a) Receivables that do not arise out of the sale of goods or the rendering of services in the ordinary course of the Borrower's, Falcon's or IA Canada's business;

               (b) Receivables on terms other than those normal or customary in the Borrower's, Falcon's or IA Canada's business;

               (c) Receivables owing (i) from any Loan Party or any of its Subsidiaries or (ii) from any other Person that is an Affiliate of the Borrower, Falcon or IA Canada other than Receivables owing by such Affiliate which arose pursuant to transactions on terms which were fair and reasonable and no less favorable to the Borrower, Falcon or IA Canada, as the case may be, than those which would have been obtained in a comparable arm's length transaction with a Person not an Affiliate;

               (d) Receivables (i) more than 90 days past original invoice date (but excluding up to $1,500,000 of Receivables not more than 180 days past original invoice date) or (ii) more than 60 days past the date due;

               (e) Solely with respect to Receivables owned by Falcon or IA Canada, Receivables owing from, as determined as of January 31, 1998 and thereafter on the first Business Day of each fiscal quarter ended January 31, April 30, July 31 and October 31, any Person (i) from which an aggregate amount of more than 25% of the Receivables owing are (A) more than 60 days past due or (B) in dispute or (ii) from which an aggregate amount of 25% or less of the Receivables owing are
          (A) more than 60 days past due or (B) in dispute, except that, with respect to this clause (ii), only to the extent of those Receivables which are more than 60 days past due and are in dispute;

               (f) Receivables owing from any Person to the extent such Person has asserted any claim, demand or liability, whether by action, suit, counterclaim or other judicial or arbitral proceeding against any Loan Party or any of its Subsidiaries; provided, however, that solely for
                                            --------  -------
          the purposes of this paragraph (f), the term "Person" shall mean the invoiced division that is the contractual obligor of such Receivable;

               (g) Receivables owing from any Person that shall take or be the subject of any action or proceeding of a type described in Section 6.01(f);

               (h) Receivables representing any manufacturer's or supplier's credits, discounts, incentive plans or similar arrangements entitling any Loan Party to discounts on future purchases therefrom;

               (i) Receivables arising out of sales to account debtors outside the United States, Puerto Rico or Canada, unless backed by a letter of credit issued by a bank organized under the laws of the United States, or any state thereof, and having a combined capital and surplus of at least $500,000,000;

               (j) Receivables arising out of sales on a bill-and-hold, guaranteed sale, sale-or-return, sale on approval or consignment basis or subject to any right of return, setoff or charge-back; and

               (k) Receivables in respect of which the Security Agreement or the Canadian Security Agreement, after giving effect to the related filings of financing statements that have then been made, if any, does not or has ceased to create a valid and perfected first priority lien on or security interest in favor of the Agent for the benefit of the Secured Parties securing the Secured Obligations and as to which no other Liens exist, other than Permitted Liens.

     The value of such Eligible Receivables shall be their book value (disregarding any reserves) determined in accordance with GAAP, unless the Agent determines in its reasonable commercial judgment, based on a liquidation analysis by an independent asset appraiser of nationally recognized standing acceptable to the Agent, that such Eligible Receivables shall be valued at a lower value.

          "Employment/Non-Compete Agreement" means each of the Employment/Non-
           --------------------------------
     Compete Agreements set forth on Schedule II hereto.

          "Environmental Action" means any action, suit, demand, demand letter,
           --------------------
     claim, notice of non-compliance or violation, notice of liability or potential liability, investigation, proceeding, consent order or consent agreement relating in any way to any Environmental Law, any Environmental Permit or Hazardous Material or arising from alleged injury or threat to health, safety or the environment, including, without limitation, (a) by any governmental or regulatory authority for enforcement, cleanup, removal, response, remedial or other actions or damages and (b) by any governmental or regulatory authority or third party for damages, contribution, indemnification, cost recovery, compensation or injunctive relief.

          "Environmental Law" means any federal, state, local or foreign
           -----------------
     statute, law, ordinance, rule, regulation, code, order, writ, judgment, injunction, decree or judicial or agency interpretation, policy or guidance relating to pollution or protection of the environment, health, safety or natural resources, including, without limitation, those relating to the use, handling, transportation, treatment, storage, disposal, release or discharge of Hazardous Materials.

          "Environmental Permit" means any permit, approval, identification
           --------------------
     number, license or other authorization required under any Environmental
     Law.

          "Equivalent" in U.S. dollars of any foreign currency on any date means
           ----------
     the equivalent in U.S. dollars of such foreign currency determined by using the quoted spot rate for an equivalent amount at which BNP's principal office in New York City offers to exchange U.S. dollars for such foreign currency in New York City prior to 11:00 A.M. (New York City time) on such date as is required pursuant to the terms of this Agreement, and the "Equivalent" in any foreign currency of U.S. dollars means the equivalent
      ----------
     in such foreign currency of U.S. dollars determined by using the quoted spot rate for an equivalent amount at which BNP's principal office in London offers to exchange such foreign currency for U.S. dollars in New York City prior to 11:00 A.M. (New York City time) on such date as is required pursuant to the terms of this Agreement.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as
           -----
     amended from time to time, and the regulations promulgated and rulings issued thereunder.

          "ERISA Affiliate" means any Person that for purposes of Title IV of
           ---------------
     ERISA is a member of the controlled group of any Loan Party, or is under common control with any Loan Party, within the meaning of Section 414 of the Internal Revenue Code.

          "ERISA Event" means (a) (i) the occurrence of a reportable event,
           -----------
     within the meaning of Section 4043 of ERISA, with respect to any Plan unless the 30-day notice requirement with respect to such event has been waived by the PBGC; or (ii) the requirements of subsection (1) of Section 4043(b) of ERISA (without regard to subsection (2) of such Section) are met with respect to a contributing sponsor, as defined in Section 4001(a)(13) of ERISA, of a Plan, and an event described in paragraph (9), (10), (11),
     (12) or (13) of Section 4043(c) of ERISA is reasonably expected to occur with respect to such Plan within the following 30 days; (b) the application for a minimum funding waiver with respect to a Plan; (c) the provision by the administrator of any Plan of a notice of intent to terminate such Plan, pursuant to Section 4041(a)(2) of ERISA (including any such notice with respect to a plan amendment referred to in Section 4041(e) of ERISA); (d) the cessation of operations at a facility of any Loan Party or any ERISA Affiliate in the circumstances described in Section 4062(e) of ERISA; (e) the withdrawal by any Loan Party or any ERISA Affiliate from a Multiple Employer Plan during a plan year for which it was a substantial employer, as defined in Section 4001(a)(2) of ERISA; (f) the conditions for imposition of a lien under Section 302(f) of ERISA shall have been met with respect to any Plan; (g) the adoption of an amendment to a Plan requiring the provision of security to such Plan, pursuant to Section 307 of ERISA; or (h) the institution by the PBGC of proceedings to terminate a Plan pursuant to Section 4042 of ERISA, or the occurrence of any event or condition described in Section 4042 of ERISA that constitutes grounds for the termination of, or the appointment of a trustee to administer, such Plan.

          "Eurocurrency Liabilities" has the meaning specified in Regulation D
           ------------------------
     of the Board of Governors of the Federal Reserve System, as in effect from time to time.

          "Eurodollar Lending Office" means, with respect to any Lender Party,
           -------------------------
     the office of such Lender Party specified as its "Eurodollar Lending Office" opposite its name on Schedule I hereto or in the Assignment and Acceptance pursuant to which it became a Lender Party, as the case may be (or, if no such office is specified, its Domestic Lending Office), or such other office of such Lender Party as such Lender Party may from time to time specify to the Borrower and the Agent.

          "Eurodollar Rate" means, for any Interest Period for all Eurodollar
           ---------------
     Rate Advances comprising part of the same Borrowing, an interest rate per annum equal to the rate per annum obtained by dividing (a) the average of the respective rates per annum (rounded upward to the next whole multiple of 1/16th of 1%) posted by each of the principal London offices of banks posting rates as displayed on the Telerate screen, page 3750 or such other page as may replace such page on such service for the purpose of displaying the London interbank offered rate of major banks for deposits in U.S. dollars, at approximately 11:00 A.M. (London time) two Business Days before the first day of such Interest Period for deposits in an amount substantially equal to BNP's Eurodollar Rate Advance comprising part of such Borrowing to be outstanding during such Interest Period (or, if BNP shall not have such a Eurodollar Rate Advance, $1,000,000) and for a period equal to such Interest Period by (b) a percentage equal to 100% minus the Eurodollar Rate Reserve Percentage for such Interest Period.

          "Eurodollar Rate Advance" means an Advance that bears interest as
           -----------------------
     provided in Section 2.07(a)(ii).

          "Eurodollar Rate Reserve Percentage" for any Interest Period for all
           ----------------------------------
     Eurodollar Rate Advances comprising part of the same Borrowing means the reserve percentage applicable two Business Days before the first day of such Interest Period under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including, without limitation, any emergency, supplemental or other marginal reserve requirement) for a member bank of the Federal Reserve System in New York City with respect to liabilities or assets consisting of or including Eurocurrency Liabilities (or with respect to any other category of liabilities that includes deposits by reference to which the interest rate on Eurodollar Rate Advances is determined) having a term equal to such Interest Period.

          "Events of Default" has the meaning specified in Section 6.01.
           -----------------

          "Excess Cash Flow" means, for any period, without duplication, the sum
           ----------------
     of (a) Consolidated pretax income (or pretax loss) of the Parent Guarantor and its Subsidiaries for such period less (b) Consolidated income tax
                                          ----
     expense of the Parent Guarantor and its Subsidiaries for such period plus
                                                                          ----
     (c) an amount equal to the aggregate amount of all noncash charges deducted in arriving at Consolidated net income (or loss) of the Parent Guarantor and its Subsidiaries for each such period plus (d) an amount (whether
                                               ----
     positive or negative) equal to the change in Consolidated Current Liabilities of the Parent Guarantor and its Subsidiaries during such period plus (e) the Carryover Amount (if any) from the immediately prior period
     ----
     not used in the current period less (f) an amount equal to the aggregate
                                    ----
     amount of all noncash credits included in arriving at such Consolidated net income (or loss) of the Parent Guarantor and its Subsidiaries less (g) an
                                                                   ----
     amount (whether positive or negative) equal to the change in Consolidated Current Assets (excluding cash and Cash Equivalents) of the Parent Guarantor and its Subsidiaries during such period less (h) an amount equal
                                                       ----
     to the amount of all Capital Expenditures of the Parent Guarantor and its Subsidiaries paid in cash during such period to the extent permitted by this Agreement less (i) an amount equal to the aggregate amount of all
                    ----
     regularly scheduled principal payments of Funded Debt of the Parent Guarantor and its Subsidiaries made during such period, and, from and after the Conversion Date, any optional prepayments of the Acquisition Advances, made during such period in accordance with Section 2.06(a) less (j) any
                                                                ----
     amounts included in Net Cash Proceeds to be prepaid under Section 2.06(b)(ii) to the extent included in pre-tax income less (k) the Carryover
                                                          ----
     Amount for the current period less (l) an amount equal to the cash cost of
                                   ----
     any Hedge Agreements required pursuant to Section 5.01(n) less (m) an
                                                               ----
     amount equal to all Restricted Acquisitions to the extent made in cash (but only to the extent that such amount is not funded by Borrowings under the Acquisition Facility).

          "Existing Debt" means Debt of the Borrower outstanding immediately
           -------------
     before the effectiveness of this Agreement.

          "Extraordinary Receipt" means any cash received by or paid to or for
           ---------------------
     the account of any Person not in the ordinary course of business, including, without limitation, indemnity payments, tax refunds, pension plan reversions, proceeds of insurance (including, without limitation, the key man life insurance referred to in Section 5.01(d), but excluding proceeds of business interruption insurance to the extent such proceeds constitute compensation for lost earnings, and excluding proceeds of any key man life insurance policy used to repurchase stock or options of Donald R. Jensen as permitted pursuant to Section 5.02(g)(ii) or loans to Donald R. Jensen permitted pursuant to Section 5.02(f)(xv)), condemnation awards (and payments in lieu thereof), and any purchase price adjustment received in connection with any purchase and sale agreement; provided, however, that an Extraordinary Receipt shall not
                --------  -------
     include cash receipts received from proceeds of insurance or condemnation awards to the extent that such proceeds in respect of loss or damage to equipment, fixed assets or real property are applied (or in respect of which expenditures were previously incurred) to replace or repair the equipment, fixed assets or real property in respect of which such proceeds were received in accordance with the terms of the Loan Documents, so long as such application is made (or such expenditures were incurred) within six months after the occurrence of such damage or loss covered by such insurance proceeds or within six months after the receipt of such condemnation award, as the case may be.

          "Facility" means the Acquisition Facility, the Working Capital
           --------
     Facility, the Swing Line Facility or the Letter of Credit Facility.

          "Falcon" means Falcon Shoe Mfg. Co., a Maine corporation and a wholly-
           ------
     owned subsidiary of the Borrower.

          "Federal Funds Rate" means, for any period, a fluctuating interest
           ------------------
     rate per annum equal for each day during such period (i) to the rate published by the Telerate service on page five of its daily report as the "ASK" rate as of 10:00 A.M. (New York City time) for such day (or, if such day is not a Business Day, for the immediately preceding Business Day) or
     (ii) if the Telerate service shall cease to publish or otherwise shall not publish such rates for any day that is a Business Day, to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day for such transactions received by the Agent from three Federal funds brokers of recognized standing selected by it.

          "Fenway Fund" means Fenway Partners Capital Fund, L.P.
           -----------

          "Fenway Management Agreement" means the Management Agreement dated
           ---------------------------
     February 26, 1997 between the Borrower and Fenway Partners, Inc., a Delaware corporation.

          "Fiscal Year" means a fiscal year of the Parent Guarantor and its
           -----------
     Consolidated Subsidiaries ending on the last Saturday in January of any calendar year.

          "Fixed Charge Coverage Ratio" means the ratio of (a) Consolidated
           ---------------------------
     EBITDA for the Parent Guarantor and its Subsidiaries for a Rolling Period less the sum of (i) Capital Expenditures of the Parent Guarantor and its
     ----
     Subsidiaries paid in cash during such Rolling Period and (ii) income taxes of the Parent Guarantor and its Subsidiaries that have been paid in cash during such Rolling Period to (b) the sum of (i) Interest Expense of the Parent Guarantor and its Subsidiaries for such Rolling

     Period and (ii) regularly scheduled principal payments of Funded Debt of the Parent Guarantor and its Subsidiaries made during such Rolling Period.

          "Foreign Subsidiary" means any direct or indirect Subsidiary of the
           ------------------
     Parent Guarantor that is organized under the laws of a jurisdiction other than the United States or any state thereof or the District of Columbia.

          "Funded Debt" of any Person means Debt (other than Debt in respect of
           -----------
     the Borrower's obligation created upon the Borrower's exercise of its right to purchase employee options or stock after the termination of such employee) of such Person that by its terms matures more than one year after the date of creation or matures within one year from such date but is renewable or extendible, at the option of such Person, to a date more than one year after such date or arises under a revolving credit or similar agreement that obligates the lender or lenders to extend credit during a period of more than one year after such date, including, without limitation, all amounts of Funded Debt of such Person required to be paid or prepaid within one year after the date of determination.

          "GAAP" has the meaning specified in Section 1.03.
           ----

          "Guaranteed Obligations" has the meaning specified in Section 7.01.
           ----------------------

          "Guarantor" means the Parent Guarantor and the Subsidiary Guarantors.
           ---------

          "Hazardous Materials" means (a) petroleum or petroleum products, by-
           -------------------
     products or breakdown products, radioactive materials, asbestos-containing materials, polychlorinated biphenyls and radon gas and (b) any other chemicals, materials or substances designated, classified or regulated as hazardous or toxic or as a pollutant or contaminant under any Environmental Law.

          "Hedge Agreements" means interest rate swap, cap or collar agreements,
           ----------------
     interest rate future or option contracts, currency swap agreements, currency future or option contracts and other hedging agreements.

          "Hedge Bank" means any Lender Party or any of its Affiliates in its
           ----------
     capacity as a party to a Secured Hedge Agreement.

          "IAIC" means Iron Age Investment Company, a Delaware corporation and a
           ----
     wholly-owned Subsidiary of the Borrower.

          "IA Canada" means Iron Age Canada, Ltd., a Canadian corporation and a
           ---------
     wholly-owned Subsidiary of the Borrower.

          "IAC U.S. Operations" means the Borrower and all of its Subsidiaries
           -------------------
     other than Foreign Subsidiaries.

          "Indemnified Party" has the meaning specified in Section 9.04(b).
           -----------------

          "Independent Shoe Distributorship Acquisition" means the purchase or
           --------------------------------------------
     acquisition of all or substantially all of the assets or stock of the shoe distributorship business of an independently owned shoe distributorship.

          "Information Memorandum" means the Offering Memorandum dated April 21,
           ----------------------
     1998  relating to the Senior Subordinated Notes.

          "Initial Extension of Credit" means the earlier to occur of the
           ---------------------------
     initial Borrowing hereunder and the initial issuance of a Letter of Credit hereunder.

          "Initial Issuing Bank" has the meaning specified in the recital of
           --------------------
     parties to this Agreement.

          "Initial Lenders" has the meaning specified in the recital of parties
           ---------------
     to this Agreement.

          "Insufficiency" means, with respect to any Plan, the amount, if any,
           -------------
     of its unfunded benefit liabilities, as defined in Section 4001(a)(18) of ERISA.

          "Intellectual Property Security Agreement" has the meaning specified
           ----------------------------------------
     in Section 3.01(k)(xix).

          "Intercompany Subordinated Debt Documents" means the Intercompany
           ----------------------------------------
     Subordination Agreement, all documents required to be delivered pursuant to
     Section 5.02(b)(i)(G) and all other agreements, indentures and instruments delivered in connection with the issuance of such Debt.

          "Intercompany Subordination Agreement" has the meaning set forth in
           ------------------------------------
     Section 3.01(k)(xxvi).

          "Interest Coverage Ratio" means the ratio of (a) Consolidated EBITDA
           -----------------------
     of the Parent Guarantor and its Subsidiaries for a Rolling Period to (b) Interest Expense of the Parent Guarantor and its Subsidiaries for such Rolling Period.

          "Interest Expense" means, with respect to any Person for any period,
           ----------------
     the amount by which (a) interest expense (including the interest component on obligations under Capitalized Leases but excluding, to the extent included in interest expense, (i) paid-in-kind interest, (ii) the amortization of any non-cash interest expense relating to commitment fees payable by such Person on the date of the Initial Extension of Credit,
     (iii) the accretion of the original issue discount created upon the issuance of the Discount Notes, and (iv) the underwriting fee, agency fee, reimbursement expenses, including legal fees, and other similar amounts incurred in connection with this Agreement, the Discount Notes and the Senior Subordinated Notes), whether paid or accrued, on all Debt of such Person and its Subsidiaries for such period, including, without limitation and without duplication, (A) interest expense in respect of Debt resulting from Advances, (B) interest expense in respect of Subordinated Debt (other than paid-in-kind interest) and (C) any net payment payable in connection with Hedge Agreements less any net credits received in connection with
                           ----
     Hedge Agreements exceeds (b) interest income, whether paid or accrued, of such Person for such period.

          "Interest Period" means, for each Eurodollar Rate Advance comprising
           ---------------
     part of the same Borrowing, the period commencing on the date of such Eurodollar Rate Advance or the date of the

     Conversion of any Base Rate Advance into such Eurodollar Rate Advance, and ending on the last day of the period selected by the Borrower pursuant to the provisions below and, thereafter, each subsequent period commencing on the last day of the immediately preceding Interest Period and ending on the last day of the period selected by the Borrower pursuant to the provisions below. The duration of each such Interest Period shall be one, two, three or six months, as the Borrower may, upon notice received by the Agent not later than 1:00 P.M. (New York City time) on the third Business Day prior to the first day of such Interest Period, select; provided, however, that:
                                                       --------  -------

               (a) the Borrower may not select any Interest Period with respect to any Eurodollar Rate Advance under a Facility that ends after any principal repayment installment date for such Facility unless, after giving effect to such selection, the aggregate principal amount of Base Rate Advances and of Eurodollar Rate Advances having Interest Periods that end on or prior to such principal repayment installment date for such Facility shall be at least equal to the aggregate principal amount of Advances under such Facility due and payable on or prior to such date;

               (b) Interest Periods commencing on the same date for Eurodollar Rate Advances comprising part of the same Borrowing shall be of the same duration;

               (c) whenever the last day of any Interest Period would otherwise occur on a day other than a Business Day, the last day of such Interest Period shall be extended to occur on the next succeeding Business Day; provided, however, that, if such extension would cause
                        --------  -------
          the last day of such Interest Period to occur in the next following calendar month, the last day of such Interest Period shall occur on the immediately preceding Business Day; and

               (d) whenever the first day of any Interest Period occurs on a day of an initial calendar month for which there is no numerically corresponding day in the calendar month that succeeds such initial calendar month by the number of months equal to the number of months in such Interest Period, such Interest Period shall end on the last Business Day of such succeeding calendar month.

          "Internal Revenue Code" means the Internal Revenue Code of 1986, as
           ---------------------
     amended from time to time, and the regulations promulgated and rulings issued thereunder.

          "Inventory" means all Inventory referred to in Section 1(b) of the
           ---------
     Security Agreement.

          "Investment" in any Person means any loan or advance to such Person,
           ----------
     any purchase or other acquisition of any capital stock or other ownership or profit interest, warrants, rights, options, obligations or other securities or the assets comprising a business or an operating division of a business of such Person, any capital contribution to such Person or any other direct or indirect investment in such Person, including, without limitation, any arrangement pursuant to which the investor incurs Debt of the types referred to in clause (i) or (j) of the definition of "Debt" in
                                                                      ----
     respect of such Person.

          "Investor Group" has the meaning specified in the Preliminary
           --------------
     Statements.

          "Issuing Bank" means the Initial Issuing Bank and any other Working
           ------------
     Capital Lender approved as an Issuing Bank by the Agent and each Eligible Assignee to which a Letter of Credit Commitment hereunder has been assigned pursuant to Section 9.07.

          "Issuing Bank Indemnified Costs" has the meaning specified in Section
           ------------------------------
     8.05(b).

          "L/C Cash Collateral Account" has the meaning specified in the
           ---------------------------
     Security Agreement.

          "L/C Related Documents" has the meaning specified in Section
           ---------------------
     2.04(c)(ii)(A).

          "Lender Party" means any Lender, the Issuing Bank or the Swing Line
           ------------
     Bank.

          "Lenders" means the Initial Lenders and each Person that shall become
           -------
     a Lender hereunder pursuant to Section 9.07 for so long as such Initial Lender or Person shall be a party to this Agreement.

          "Letter of Credit Advance" means an advance made by the Issuing Bank
           ------------------------
     or any Working Capital Lender pursuant to Section 2.03(c).

          "Letter of Credit Agreement" has the meaning specified in Section
           --------------------------
     2.03(a).

          "Letter of Credit Commitment" means, with respect to the Issuing Bank
           ---------------------------
     at any time, the amount set forth opposite the Issuing Bank's name on
     Schedule I hereto under the caption "Letter of Credit Commitment" or, if the Issuing Bank has entered into an Assignment and Acceptance, set forth for the Issuing Bank in the Register maintained by the Agent pursuant to
     Section 9.07(d) as the Issuing Bank's "Letter of Credit Commitment", as such amount may be reduced at or prior to such time pursuant to Section 2.05.

          "Letter of Credit Facility" means, at any time, an amount equal to the
           -------------------------
     amount of the Issuing Bank's Letter of Credit Commitment at such time.

          "Letters of Credit" has the meaning specified in Section 2.01(c).
           -----------------

          "Leverage Ratio" means the ratio of (a) Funded Debt (other than (i)
           --------------
     contingent obligations of the type described in clause (f) or (h) in the definition of "Debt" and (ii) Seller Subordinated Debt) of the Borrower and
                    ----
     its Subsidiaries as of the last day of a Rolling Period to (b) an amount equal to Consolidated EBITDA of the Parent Guarantor and its Subsidiaries for the most recently completed Rolling Period for which financial statements have been provided; provided that such Consolidated EBITDA shall
                                    --------
     include the Pro Forma EBITDA of or attributable to any Restricted Acquisition or any Independent Shoe Distributorship Acquisition for such Rolling Period.

          "Lewiston Lease" has the meaning specified in Section 3.01(k)(ix).
           --------------

          "Lien" means any lien, security interest or other charge or
           ----
     encumbrance of any kind, or any other type of preferential arrangement, including, without limitation, the lien or retained security title of a conditional vendor and any easement, right of way or other encumbrance on title to real property.

          "Loan Documents" means (a) for purposes of this Agreement and the
           --------------
     Notes and any amendment, supplement or modification hereof or thereof, (i) this Agreement, (ii) the Notes, (iii) the Collateral Documents, (iv) each Letter of Credit Agreement, and (v) the Subsidiary Guaranty and (b) for all other purposes other than for purposes of this Agreement and the Notes, (i) this Agreement, (ii) the Notes, (iii) the Collateral Documents, (iv) each Letter of Credit Agreement, (v) the Subsidiary Guaranty, (vi) each Secured Hedge Agreement, (vii) each agreement entered into between any Loan Party and the Agent or the Issuing Bank with respect to the payment of fees or other amounts relating to the Facilities, (viii) the Blocked Account Letters, and (ix) any other agreement, document or instrument issued pursuant to or in connection with any of the foregoing and, in each case, as amended and restated, supplemented or otherwise modified from time to time.

          "Loan Parties" means the Borrower, the Parent Guarantor, the
           ------------
     Subsidiary Guarantors and each Subsidiary of the Borrower that may become a guarantor or collateral grantor pursuant to Section 5.01(m).

          "Loan Value" means an amount equal to the sum of the percentage of the
           ----------
     value of each item of Eligible Collateral of up to the following amounts:

               (a) with respect to Eligible Inventory (other than Eligible Canadian Inventory), up to 50% of the value of such Inventory;

               (b) with respect to Eligible Canadian Inventory, up to 50% of the U.S. dollar Equivalent of the value of such Inventory;

               (c) with respect to Eligible Receivables (other than Eligible Canadian Receivables), up to 80% of the value of such Receivables; and

               (d) with respect to Eligible Canadian Receivables, up to 80% of the U.S. dollar Equivalent of the value of such Receivables;

     provided, however, that the Agent may, in its reasonable commercial
     --------  -------
     judgment based on an audit or field examination and on its analysis of changes in any Loan Party's operations or credit and collection experience arising after the date hereof that may dilute the value of Eligible Collateral, revise from time to time the percentage of the value of any individual item of Eligible Collateral that shall be used in determining Loan Value; provided further that the Loan Value of the sum of the Eligible
                 -------- -------
     Canadian Inventory and the Eligible Canadian Receivables shall not exceed the amount owing from IA Canada to the Borrower under the intercompany note to the extent permitted pursuant to Section 5.02(b)(i)(G) at such time.

          "Margin Stock" has the meaning specified in Regulation U.
           ------------

          "Material Adverse Change" means any material adverse change in the
           -----------------------
     business, condition (financial or otherwise), operations, performance, properties or prospects of the Borrower or the other Loan Parties and their Subsidiaries taken as a whole.

          "Material Adverse Effect" means a material adverse effect on (a) the
           -----------------------
     business, condition (financial or otherwise), operations, performance, properties or prospects of the Borrower or the other Loan Parties and their Subsidiaries taken as a whole, (b) the rights and remedies of the Agent or any Lender Party under any Transaction Document or (c) the ability of any Loan Party to perform its Obligations under any Transaction Document to which it is or is to be a party.

          "Mortgage" has the meaning specified in Section 3.01(k)(viii).
           --------

          "Mortgage Policy" has the meaning specified in Section
           ---------------
     3.01(k)(viii)(A).

          "Multiemployer Plan" means a multiemployer plan, as defined in Section
           ------------------
     4001(a)(3) of ERISA, to which any Loan Party or any ERISA Affiliate is making or accruing an obligation to make contributions, or has within any of the preceding five plan years made or accrued an obligation to make contributions.

          "Multiple Employer Plan" means a single employer plan, as defined in
           ----------------------
     Section 4001(a)(15) of ERISA, that (a) is maintained for employees of any Loan Party or any ERISA Affiliate and at least one Person other than the Loan Parties and the ERISA Affiliates or (b) was so maintained and in respect of which any Loan Party or any ERISA Affiliate could have liability under Section 4064 or 4069 of ERISA in the event such plan has been or were to be terminated.

          "Net Cash Proceeds" means, with respect to any sale, lease, transfer
           -----------------
     or other disposition of any asset or the sale or issuance of any Debt or capital stock or other ownership or profit interest, any securities convertible into or exchangeable for capital stock or other ownership or profit interest (including, without limitation, any capital contribution) or any warrants, rights, options or other securities to acquire capital stock or other ownership or profit interest by any Person, or any Extraordinary Receipt received by or paid to or for the account of any Person, the aggregate amount of cash received from time to time (whether as initial consideration or through payment or disposition of deferred consideration) by or on behalf of such Person in connection with such transaction after deducting therefrom only (without duplication) (a) brokerage commissions, underwriting fees and discounts, legal fees, finder's fees and other similar transaction fees and commissions, (b) the amount of taxes payable in connection with or as a result of such transaction and (c) the amount of any Debt secured by a Lien on such asset that, by the terms of the agreement or instrument governing such Debt, is required to be repaid upon such disposition, in each case to the extent, but only to the extent, that the amounts so deducted are properly attributable to such transaction or to the asset that is the subject thereof and are, in the case of clauses (a) and (c), at the time of receipt of such cash, actually paid to a Person that is not an Affiliate of such Person or any Loan Party or any Affiliate of any Loan Party and, in the case of clause (b), on the earlier of the dates on which the tax return covering such taxes is filed or required to be filed; provided, however,
                                                           --------  -------
     that in the case of taxes that are deductible under clause (b) above but for the fact that at the time of receipt of such cash, such taxes have not been actually paid or are not then payable, such Person may deduct an amount (the "Reserved Amount")
                  ---------------
     equal to the amount reserved in accordance with GAAP as a reasonable estimate for such taxes, other than taxes for which such Loan Party or such Subsidiary is indemnified; provided further, however, that at the time such
                                -------- -------  -------
     taxes are paid, an amount equal to the amount, if any, by which the Reserved Amount exceeds the amount actually so paid, the amount of such excess shall constitute "Net Cash Proceeds."

          "Note" means an Acquisition Note or a Working Capital Note.
           ----

          "Notice of Borrowing" has the meaning specified in Section 2.02(a).
           -------------------

          "Notice of Issuance" has the meaning specified in Section 2.03(a).
           ------------------

          "Notice of Swing Line Borrowing" has the meaning specified in Section
           ------------------------------
     2.02(b).

          "NPL" means the National Priorities List under CERCLA.
           ---

          "Obligation" means, with respect to any Person, any payment,
           ----------
     performance or other obligation of such Person of any kind, including, without limitation, any liability of such Person on any claim, whether or not the right of any creditor to payment in respect of such claim is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, disputed, undisputed, legal, equitable, secured or unsecured, and whether or not such claim is discharged, stayed or otherwise affected by any proceeding referred to in Section 6.01(f). Without limiting the generality of the foregoing, the Obligations of the Loan Parties under the Loan Documents include (a) the obligation to pay principal, interest, Letter of Credit commissions, charges, expenses, fees, attorneys' fees and disbursements, indemnities and other amounts payable by such Loan Party under any Loan Document and (b) the obligation of such Loan Party to reimburse any amount in respect of any of the foregoing that any Lender Party, in its sole discretion, may elect to pay or advance on behalf of such Loan Party.

          "OECD" means the Organization for Economic Cooperation and
           ----
     Development.

          "Open Year" has the meaning specified in Section 4.01(z).
           ---------

          "Other Taxes" has the meaning specified in Section 2.12(b).
           -----------

          "Parent Guarantor" has the meaning specified in the recital of parties
           ----------------
     to this Agreement.

          "PBGC" means the Pension Benefit Guaranty Corporation.
           ----

          "Permitted Encumbrances" has the meaning specified in the Mortgage.
           ----------------------

          "Permitted Issuance" means the sale or issuance by the Parent
           ------------------
     Guarantor or any of its Subsidiaries of any of its equity securities (a) to Fenway Fund, or equally and ratably to the stockholders of the Parent Guarantor listed on Schedule 4.01(a) hereto, (b) to issue compensatory shares of common stock or to grant options, in each case, to management of the Borrower and its Subsidiaries and (c) upon the exercise of options or warrants on such common stock.

          "Permitted Liens" means such of the following as to which no
           ---------------
     enforcement, collection, execution, levy or foreclosure proceeding shall have been commenced: (a) Liens for taxes, assessments and governmental charges or levies to the extent not required to be paid under Section 5.01(b) hereof; (b) Liens imposed by law, such as landlords', materialmen's, mechanics', carriers', workmen's and repairmen's Liens and other similar Liens arising in the ordinary course of business securing obligations that (i) are not overdue for a period of more than 30 days unless being contested in good faith and (ii) either individually or when aggregated with all other Permitted Liens outstanding on any date of determination, do not materially affect the use or value of the property to which they relate; (c) pledges or deposits to secure obligations under workers' compensation laws or similar legislation or to secure public or statutory obligations; (d) easements, rights of way and other encumbrances on title to real property that do not render title to the property encumbered thereby unmarketable or materially adversely affect the use of such property for its present purposes; (e) deposits or pledges to secure performance of bids, tenders, contracts (other than for the payment of borrowed money) or leases in the ordinary course of business of the Borrower; (f) deposits or pledges to secure statutory obligations or surety or appeal bonds or to secure indemnity or other similar bonds in the ordinary course of business of the Borrower; and (g) Liens securing the balance of PNC (travel expense) debit cards in an aggregate amount of $250,000.

          "Person" means an individual, partnership, corporation (including a
           ------
     business trust), limited liability company, joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

          "Plan" means a Single Employer Plan or a Multiple Employer Plan.
           ----

          "Pledged Indebtedness" has the meaning specified in the Preliminary
           --------------------
     Statements to the Security Agreement.

          "Pledged Shares" has the meaning specified in the Preliminary
           --------------
     Statements to the Security Agreement.

          "Preferred Stock" means, with respect to any corporation, capital
           ---------------
     stock issued by such corporation that is entitled to a preference or priority over any other capital stock issued by such corporation upon any distribution of such corporation's assets, whether by dividend or upon liquidation.

          "Pro Forma EBITDA" means, for any period, the sum of (i) EBITDA, (ii)
           ----------------
     any adjustments certified by the chief financial officer of the Borrower that would, in the reasonable determination of the Borrower, satisfy the requirements of Rule 11-02(a) of Regulation S-X of the Securities Act of 1933, as amended, as if included in a registration statement filed with the Securities and Exchange Commission and (iii) any other operating expense reductions reasonably expected to result from any acquisition of stock or assets of a related business, if such expected reductions are (1) set forth in reasonable detail in a plan approved by and set forth in resolutions adopted by the Board of Directors of the Borrower, and (2) limited to operating expenses specified in such plan (and, if any reductions are set forth in a range, the lowest amount of such range) that would otherwise have resulted in the payment of cash within twelve months after the date of consummation of such transaction, net of any operating expenses (other than extraordinary items, non-recurring or temporary charges and other similar one-time expenses) reasonably expected to be incurred to implement such plan (including, without limitation, personnel, occupancy and transportation expenses), and that are to be paid in cash during such twelve-month period, certified by the chief financial officer of the Borrower.

          "Pro Rata Share" of any amount means, with respect to any Working
           --------------
     Capital Lender at any time, the product of such amount times a fraction the
                                                            -----
     numerator of which is the amount of such Lender's Working Capital Commitment at such time (or, if the Commitments shall have been terminated, the Working Capital Facility as in effect immediately prior to such termination) and the denominator of which is the Working Capital Facility at such time (or, if the Commitments shall have been terminated, the Working Capital Facility as in effect immediately prior to such termination).

          "Receivables" means all Receivables referred to in Section 1(c) of the
           -----------
     Security Agreement.

          "Redeemable" means, with respect to any capital stock or other
           ----------
     ownership or profit interest, Debt or other right or Obligation, any such right or Obligation that (a) the issuer has undertaken to redeem at a fixed or determinable date or dates, whether by operation of a sinking fund or otherwise, or upon the occurrence of a condition not solely within the control of the issuer or (b) is redeemable at the option of the holder.

          "Refinancing" has the meaning specified in the Preliminary Statements.
           -----------

          "Register" has the meaning specified in Section 9.07(d).
           --------

          "Regulation U" means Regulation U of the Board of Governors of the
           ------------
     Federal Reserve System, as in effect from time to time.

          "Related Documents" means the Fenway Management Agreement, the non-
           -----------------
     compete provisions of the Employment/Non-Compete Agreements, the Intercompany Subordinated Debt Documents and the Subordinated Debt Documents.

          "Required Lenders" means at any time Lenders owed or holding at least
           ----------------
     a majority of the sum of (a) the aggregate principal amount of the Advances outstanding at such time, (b) the aggregate Available Amount of all Letters of Credit outstanding at such time, (c) the aggregate unused Commitments under the Acquisition Facilities at such time and (d) the aggregate Unused Working Capital Commitments at such time. For purposes of this definition, the aggregate principal amount of Swing Line Advances owing to the Swing Line Bank and of Letter of Credit Advances owing to the Issuing Bank and the Available Amount of each Letter of Credit shall be considered to be owed to the Working Capital Lenders ratably in accordance with their respective Working Capital Commitments.

          "Responsible Officer" means any executive officer of the Borrower or
           -------------------
     the Parent Guarantor.

          "Restricted Acquisitions" means Investments permitted by Section
           -----------------------
     5.02(f)(xvii), Independent Shoe Distributorship Acquisitions, and acquisition of assets constituting a line of business.

          "Retail Leases" has the meaning specified in Section 3.01(k)(x).
           -------------

          "Rolling Period" means with respect to any fiscal month of any Person,
           --------------
     the consecutive 12 fiscal month period ending on the last day of such fiscal month.

          "Secured Hedge Agreements" means any Hedge Agreement required or
           ------------------------
     permitted under Article V that is entered into by and between the Borrower and any Hedge Bank.

          "Secured Obligations" has the meaning specified in the Security
           -------------------
     Agreement.

          "Secured Parties" means the Agent, the Lender Parties, the Hedge Banks
           ---------------
     and the other Persons the Obligations owing to which are or are purported to be secured by the Collateral under the terms of the Collateral Documents.

          "Security Agreement" has the meaning specified in Section
           ------------------
     3.01(k)(vii).

          "Seller Subordinated Debt" means Debt permitted under Section
           ------------------------
     5.02(b)(i)(J) and 5.02(b)(ii)(B).

          "Senior Leverage Ratio" means the ratio of (a) Funded Debt (other than
           ---------------------
     (i) contingent obligations of the type described in clause (f) or (h) in the definition of "Debt" and (ii) Subordinated Debt) of the Borrower and
                        ----
     its Subsidiaries as of the last day of a Rolling Period to (b) an amount equal to Consolidated EBITDA of the Parent Guarantor and its Subsidiaries for the most recently completed Rolling Period for which financial statements have been provided; provided that such Consolidated EBITDA shall
                                    --------
     include the Pro Forma EBITDA of or attributable to any Restricted Acquisition or Independent Shoe Distribution Acquisition for such Rolling Period.

          "Senior Subordinated Note Indenture" means the Indenture dated as of
           ----------------------------------
     April 24, 1998 among the Borrower, certain of its Subsidiaries signatory thereto and The Chase Manhattan Bank, as trustee.

          "Senior Subordinated Notes" means the Senior Subordinated Notes due
           -------------------------
     2008 of the Borrower in an aggregate principal amount of $100,000,000 issued pursuant to the Senior Subordinated Note Indenture.

          "Single Employer Plan" means a single employer plan, as defined in
           --------------------
     Section 4001(a)(15) of ERISA, that (a) is maintained for employees of any Loan Party or any ERISA Affiliate and no Person other than the Loan Parties and the ERISA Affiliates or (b) was so maintained and in respect of which any Loan Party or any ERISA Affiliate could have liability under Section 4069 of ERISA in the event such plan has been or were to be terminated.

          "Solvent" and "Solvency" mean, with respect to any Person on a
           -------       --------
     particular date, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person, (b) the present fair saleable value of the assets of such Person exceeds the amount that will be required to pay the probable liabilities of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities that will be beyond such Person's ability to pay such debts and liabilities as they mature and (d) such Person is not engaged in business or in a transaction, and is not about to engage in business or in a transaction, for which such Person's property would constitute an unreasonably small capital. The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

          "Standby Letter of Credit" means any Letter of Credit issued under the
           ------------------------
     Letter of Credit Facility, other than a Trade Letter of Credit.

          "Subordinated Debt" means (i) the Senior Subordinated Notes, (ii) the
           -----------------
     Seller Subordinated Debt and (iii) any other Debt of the Borrower that is subordinated to the Obligations of the Loan Parties under the Loan Documents, and that otherwise contains terms and conditions satisfactory to the Agent.

          "Subordinated Debt Documents" means (i) the Senior Subordinated Note
           ---------------------------
     Indenture and (ii) all other agreements, indentures and instruments delivered in connection with the issuance of the Subordinated Debt.

          "Subordination Agreement" means a subordination agreement
           -----------------------
     substantially in the form of Exhibit P hereto or in such other form as may be satisfactory to the Agent.

          "Subsidiary" of any Person means any corporation, partnership, joint
           ----------
     venture, limited liability company, trust or estate of which (or in which) more than 50% of (a) the issued and outstanding capital stock having ordinary voting power to elect a majority of the Board of Directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency), (b) the interest in the capital or profits of such limited liability company, partnership or joint venture or
     (c) the beneficial interest in such trust or estate is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more of its other Subsidiaries or by one or more of such Person's other Subsidiaries.

          "Subsidiary Guarantors" means all Subsidiaries of the Parent Guarantor
           ---------------------
     or the Borrower (including, without limitation, to the extent that no adverse tax consequences would result therefrom, any Foreign Subsidiary) and each other Subsidiary of either of them that shall be required to execute and deliver a guaranty pursuant to Section 5.01(m).

          "Subsidiary Guaranty" has the meaning specified in Section
           -------------------
     3.01(k)(xii).

          "Surviving Debt" has the meaning specified in Section 3.01(i).
           --------------

          "Swing Line Advance" means an advance made by (a) the Swing Line Bank
           ------------------
     pursuant to Section 2.01(b) or (b) any Working Capital Lender pursuant to
     Section 2.02(b).

          "Swing Line Bank" has the meaning specified in the recital of parties
           ---------------
     to this Agreement.

          "Swing Line Borrowing" means a Borrowing consisting of a Swing Line
           --------------------
     Advance made by the Swing Line Bank.

          "Swing Line Commitment" means, with respect to the Swing Line Bank at
           ---------------------
     any time, the amount set forth opposite the Swing Line Bank's name on
     Schedule I hereto under the caption "Swing Line Commitment" or, if the Swing Line Bank has entered into an Assignment and Acceptance, set forth for the Swing Line Bank in the Register maintained by the Agent pursuant to
     Section 9.07(d) as the Swing Line Bank's "Swing Line Commitment", as such amount may be reduced at or prior to such time pursuant to Section 2.05.

          "Swing Line Facility" has the meaning specified in Section 2.01(b).
           -------------------

          "Taxes" has the meaning specified in Section 2.12(a).
           -----

          "Termination Date" means the earlier of April 24, 2004 and the date of
           ----------------
     termination in whole of the Acquisition Commitments, the Letter of Credit Commitments, the Working Capital Commitments and the Swing Line Commitments pursuant to Section 2.05 or 6.01.

          "Trade Letter of Credit" means any Letter of Credit that is issued
           ----------------------
     under the Letter of Credit Facility for the benefit of a supplier of Inventory to the Borrower or any of its Subsidiaries to effect payment for such Inventory.

          "Transaction Documents" means, collectively, the Loan Documents and
           ---------------------
     the Related Documents.

          "Type" refers to the distinction between Advances bearing interest at
           ----
     the Base Rate and Advances bearing interest at the Eurodollar Rate.

          "Unused Acquisition Commitment" means, with respect to any Acquisition
           -----------------------------
     Lender at any time prior to the Conversion Date, such Lender's Acquisition Commitment at such time minus the aggregate principal amount of all
                             -----
     Acquisition Advances made by such Lender and outstanding at such time.

          "Unused Working Capital Commitment" means, with respect to any Working
           ---------------------------------
     Capital Lender at any time, (a) such Lender's Working Capital Commitment at such time minus (b) the sum of (i) the aggregate principal amount of all
               -----
     Working Capital Advances, Swing Line Advances and Letter of Credit Advances made by such Lender (in its capacity as a Lender) and outstanding at such time, plus (ii) such Lender's Pro Rata Share of (A) the aggregate Available
           ----
     Amount of all Letters of Credit outstanding at such time, (B) the aggregate principal amount of all Letter of Credit Advances made by the Issuing Bank pursuant to Section 2.03(c) and outstanding at such time and (C) the aggregate principal amount of all Swing Line Advances made by the Swing Line Bank pursuant to Section 2.01(b) and outstanding at such time.

          "Voting Stock" means capital stock issued by a corporation, or
           ------------
     equivalent interests in any other Person, the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even if the right so to vote has been suspended by the happening of such a contingency.

          "Welfare Plan" means a welfare plan, as defined in Section 3(1) of
           ------------
     ERISA, that is maintained for employees of any Loan Party or in respect of which any Loan Party could have a liability.

          "Withdrawal Liability" has the meaning specified in Part I of Subtitle
           --------------------
     E of Title IV of ERISA.

          "Working Capital Advance" has the meaning specified in Section
           -----------------------
     2.01(a).

          "Working Capital Borrowing" means a Borrowing consisting of
           -------------------------
     simultaneous Working Capital Advances of the same Type made by the Working Capital Lenders.

          "Working Capital Commitment" means, with respect to any Working
           --------------------------
     Capital Lender at any time, the amount set forth opposite such Lender's name on Schedule I hereto under the caption "Working Capital Commitment" or, if such Lender has entered into one or more Assignment and Acceptances, set forth for such Lender in the Register maintained by the Agent pursuant to Section 9.07(d) as such Lender's "Working Capital Commitment", as such amount may be reduced at or prior to such time pursuant to Section 2.05.

          "Working Capital Facility" means, at any time, the aggregate amount of
           ------------------------
     the Working Capital Lenders' Working Capital Commitments at such time.

          "Working Capital Lender" means any Lender that has a Working Capital
           ----------------------
     Commitment.

          "Working Capital Note" means a promissory note of the Borrower payable
           --------------------
     to the order of any Working Capital Lender, in substantially the form of Exhibit A-1 hereto, evidencing the aggregate indebtedness of the Borrower to such Lender resulting from the Working Capital Advances made by such Lender.

          "Working Capital Reduction Amount" has the meaning specified in
           --------------------------------
     Section 2.06(b)(v).

          SECTION  1.02.  Computation of Time Periods; Other Definitional
                          -----------------------------------------------
Provisions.  In this Agreement and the other Loan Documents, in the computation
----------
of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding". References in the Loan Documents to any agreement or contract "as amended" shall mean and be a reference to such agreement or contract as amended, amended and restated, supplemented or otherwise modified from time to time in accordance with its terms to the extent permitted by this Agreement.

          SECTION  1.03.  Accounting Terms.  All accounting terms not
                          ----------------
specifically defined herein shall be construed in accordance with generally accepted accounting principles consistent with those applied in the preparation of the financial statements referred to in Section 4.01(f) ("GAAP").
                                                             ----

                                  ARTICLE II

                       AMOUNTS AND TERMS OF THE ADVANCES
                           AND THE LETTERS OF CREDIT

          SECTION  2.01.  The Advances.  (a)  The Working Capital Advances.
                          ------------        ----------------------------
Each Working Capital Lender severally agrees, on the terms and conditions hereinafter set forth, to make advances (each, a "Working Capital Advance") to
                                                  -----------------------
the Borrower from time to time on any Business Day during the period from the date hereof until the Termination Date in an amount for each such Advance not to exceed such Lender's Unused Working Capital Commitment at such time. Each Working Capital Borrowing shall be in an aggregate amount of $500,000 or an integral multiple of $100,000 in excess thereof (other than a Borrowing the proceeds of which shall be used solely to repay or prepay in full outstanding Letter of Credit Advances made by the Issuing Bank) and shall consist of Working Capital Advances made simultaneously by the Working Capital Lenders ratably according to their Working Capital Commitments. Within the limits of each Working Capital Lender's Unused Working Capital Commitment in effect from time to time, the Borrower may borrow under this Section 2.01(a), prepay pursuant to
Section 2.06(a) and reborrow under this Section 2.01(a).

          (b)   The Swing Line Advances.  The Borrower may request the Swing
                -----------------------
Line Bank to make, and the Swing Line Bank agrees (so long as its obligations hereunder are not amended or modified without its consent), on the terms and conditions hereinafter set forth, to make, advances (each a "Swing Line
                                                             ----------
Advance") to the Borrower from time to time on any Business Day during the
-------
period from the date hereof until the Termination Date (i) in an aggregate amount not to exceed at any time outstanding $3,000,000 (the "Swing Line
                                                              ----------
Facility") and (ii) in an amount for each such Swing Line Borrowing not to
--------
exceed the aggregate of the Unused Working Capital Commitments of the Working Capital Lenders on such Business Day. No Swing Line Advance shall be used for the purpose of funding the payment of principal of any other Swing Line Advance. Each Swing Line Borrowing shall be in an amount of $50,000 or an integral multiple of $25,000 in excess thereof and shall consist of a Base Rate Advance. Within the limits of the Swing Line Facility and within the limits referred to in clause (ii) above, the Borrower may borrow under this Section 2.01(b), prepay pursuant to Section 2.06(a) and reborrow under this Section 2.01(b).

          (c)   Letters of Credit.  The Issuing Bank agrees, on the terms and
                -----------------
conditions hereinafter set forth, to issue letters of credit (the "Letters of
                                                                   ----------
Credit") for the account of the Borrower from time to time on any Business Day
------
during the period from the date hereof until 30 days before the Termination Date in an aggregate Available Amount (i) for all Letters of Credit issued by such Issuing Bank not to exceed at any time the lesser of (x) the Letter of Credit Facility at such time and (y) the Issuing Bank's Letter of Credit Commitment at such time and (ii) in an Available Amount for each such Letter of Credit not to exceed the Unused Working Capital Commitments of the Working Capital Lenders at such time. No Letter of Credit shall have an expiration date (including all rights of the Borrower or the beneficiary to require renewal) later than the earlier of (1) 10 days before the scheduled Termination Date and (2) (A) in the case of a Standby Letter of Credit, one year after the date of issuance thereof and (B) in the case of a Trade Letter of Credit, 120 days after the date of issuance thereof. Within the limits of the Letter of Credit Facility, and subject to the limits referred to above, the Borrower may request the issuance of Letters of Credit under this Section 2.01(c), repay any Letter of Credit Advances resulting from drawings thereunder pursuant to Section 2.03(c) and request the issuance of additional Letters of Credit under this Section 2.01(c).

          (d)   The Acquisition Advances.  Subject to Section 2.14(b), each
                ------------------------
Acquisition Lender severally agrees, on the terms and conditions hereinafter set forth, to make advances (each, an "Acquisition Advance") to the Borrower from
                                   -------------------
time to time on any Business Day during the period from the date hereof until the Conversion Date in an amount for each such Advance not to exceed such Lender's Unused Acquisition Commitment at such time. Each Acquisition Borrowing shall be in an aggregate amount of $1,000,000 or an integral multiple of $100,000 in excess thereof and shall consist of Acquisition Advances made simultaneously by the Acquisition Lenders ratably according to their Acquisition Commitments. Amounts borrowed under this Section 2.01(d) and repaid pursuant to
Section 2.04 or prepaid pursuant to Section 2.06 may not be reborrowed.

          SECTION  2.02.  Making the Advances.  (a)  Except as otherwise
                          -------------------
provided in Section 2.02(b) or Section 2.03, each Borrowing shall be made on notice, given not later than 1:00 P.M. (New York City time) on the third Business Day prior to the date of the proposed Borrowing in the case of a Borrowing consisting of Eurodollar Rate Advances, or the first Business Day prior to the date of the proposed Borrowing in the case of a Borrowing consisting of Base Rate Advances (except in the case of a Borrowing consisting of Swing Line Advances, which may be made on notice given not later than 1:00 P.M. (New York City time) on the date of the proposed Borrowing), by the Borrower to the Agent, which shall give to each Appropriate Lender prompt notice
thereof by telex or telecopier.   Each such notice of a Borrowing (a "Notice of
                                                                      ---------
Borrowing") shall be in writing, or telex or telecopier, in substantially the
---------
form of Exhibit B hereto, specifying therein the requested (i) date of such Borrowing (which shall be a Business Day), (ii) Facility under which such Borrowing is to be made, (iii) Type of Advances comprising such Borrowing, (iv) aggregate amount of such Borrowing and (v) in the case of a Borrowing consisting of Eurodollar Rate Advances, initial Interest Period for each such Advance. Each Appropriate Lender shall, before 11:00 A.M. (New York City time) on the date of such Borrowing, make available for the account of its Applicable Lending Office to the Agent at the Agent's Account, in same day funds, such Lender's ratable portion of such Borrowing in accordance with the respective Commitments under the applicable Facility of such Lender and the other Appropriate Lenders. After the Agent's receipt of such funds and upon fulfillment of the applicable conditions set forth in Article III, the Agent will make such funds available to the Borrower by crediting the Borrower's Account; provided, however, that, in
                                                  --------  -------
the case of any Working Capital Borrowing, the Agent shall first make a portion of such funds equal to the aggregate principal amount of any Letter of Credit Advances made by the Issuing Bank and by any other Working Capital Lender and outstanding on the date of such Working Capital Borrowing, plus interest accrued
                                                           ----
and unpaid thereon to and as of such date, available to the Issuing Bank and such other Working Capital Lenders for repayment of such Letter of Credit Advances.

          (b) Each Swing Line Borrowing shall be made on notice, given not later than 1:00 P.M. (New York City time) on the date of the proposed Swing Line Borrowing, by the Borrower to the Swing Line Bank and the Agent. Each such notice of a Swing Line Borrowing (a "Notice of Swing Line Borrowing") shall be
                                     ------------------------------
by telephone, confirmed immediately in writing, or telex or telecopier, specifying therein the requested (i) date of such Borrowing (which shall be a Business Day), (ii) amount of such Borrowing and (iii) maturity of such Borrowing (which maturity shall be no later than the seventh day after the requested date of such Borrowing). The Swing Line Bank will make the amount set forth in such Notice of Swing Line Borrowing available to the Agent at the Agent's Account, in same day funds. After the Agent's receipt of such funds and upon fulfillment of the applicable conditions set forth in Article III, the Agent will make such funds available to the Borrower by crediting the Borrower's Account. Upon written demand by the Swing Line Bank, with a copy of such demand to the Agent, each other Working Capital Lender shall purchase from the Swing Line

Bank, and the Swing Line Bank shall sell and assign to each such other Working Capital Lender, such other Working Capital Lender's Pro Rata Share of such outstanding Swing Line Advance as of the date of such demand, by making available for the account of its Applicable Lending Office to the Agent for the account of the Swing Line Bank, by deposit to the Agent's Account, in same day funds, an amount equal to the portion of the outstanding principal amount of such Swing Line Advance to be purchased by such Working Capital Lender. The Borrower hereby agrees to each such sale and assignment. Each Working Capital Lender agrees to purchase its Pro Rata Share of an outstanding Swing Line Advance on (i) the Business Day on which demand therefor is made by the Swing Line Bank; provided that notice of such demand is given not later than 11:00
           --------
A.M. (New York City time) on such Business Day or (ii) the first Business Day next succeeding such demand if notice of such demand is given after such time. Upon any such assignment by the Swing Line Bank to any other Working Capital Lender of a portion of a Swing Line Advance, the Swing Line Bank represents and warrants to such other Working Capital Lender that the Swing Line Bank is the legal and beneficial owner of such interest being assigned by it, free and clear of all liens, but makes no other representation or warranty and assumes no responsibility with respect to such Swing Line Advance, the Loan Documents or any Loan Party. If and to the extent that any Working Capital Lender shall not have so made the amount of such Swing Line Advance available to the Agent, such Working Capital Lender agrees to pay to the Agent forthwith on demand such amount together with interest thereon, for each day from the date of demand by the Swing Line Bank until the date such amount is paid to the Agent, at the Federal Funds Rate. If such Working Capital Lender shall pay to the Agent such amount for the account of the Swing Line Bank on any Business Day, such amount so paid in respect of principal shall constitute a Swing Line Advance made by such Working Capital Lender on such Business Day for purposes of this Agreement, and the outstanding principal amount of the Swing Line Advance made by the Swing Line Bank shall be reduced by such amount on such Business Day.

          (c) Anything in subsection (a) above to the contrary notwithstanding, (i) the Borrower may not select Eurodollar Rate Advances for the initial Borrowing hereunder and for the period from the date of such initial Borrowing to the earlier of (x) three months from such date and (y) the completion of syndication of the Facilities (as shall be determined by the Agent in its sole discretion and as specified by the Agent in a written notice to the Borrower) or for any Borrowing if the aggregate amount of such Borrowing is less than $1,000,000 or if the obligation of the Appropriate Lenders to make Eurodollar Rate Advances shall then be suspended pursuant to Section 2.09 or
2.10 and (ii) with respect to Borrowings consisting of Eurodollar Rate Advances, the Acquisition Advances and the Working Capital Advances may not be outstanding as part of more than ten separate Borrowings in the aggregate.

          (d) Each Notice of Borrowing shall be irrevocable and binding on the Borrower. In the case of any Borrowing that the related Notice of Borrowing specifies is to be comprised of Eurodollar Rate Advances, the Borrower shall indemnify each Appropriate Lender against any loss, cost or expense incurred by such Lender as a result of any failure to fulfill on or before the date specified in such Notice of Borrowing for such Borrowing the applicable conditions set forth in Article III, including, without limitation, any loss (excluding loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund the Advance to be made by such Lender as part of such Borrowing when such Advance, as a result of such failure, is not made on such date.

          (e) Unless the Agent shall have received written notice from an Appropriate Lender prior to the date of any Borrowing under a Facility under which such Lender has a Commitment that such Lender will not make available to the Agent such Lender's ratable portion of such Borrowing, the Agent may assume that such Lender has made such portion available to the Agent on the date of such Borrowing in accordance with subsection (a), (b) or (c) of this Section 2.02, and the Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent that such Lender shall not have so made such ratable portion available to the Agent, such Lender and the Borrower severally agree to pay or repay to the Agent forthwith on demand such corresponding amount and to pay interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is paid or repaid to the Agent, at (i) in the case of the Borrower, the interest rate applicable at such time under Section 2.07 to Advances comprising such Borrowing and (ii) in the case of such Lender, the Federal Funds Rate. If such Lender shall pay to the Agent such corresponding amount, such amount so paid shall constitute such Lender's Advance as part of such Borrowing for all purposes hereunder.

          (f) The failure of any Lender to make the Advance to be made by it as part of any Borrowing shall not relieve any other Lender of its obligation, if any, hereunder to make its Advance on the date of such Borrowing, but no Lender shall be responsible for the failure of any other Lender to make the Advance to be made by such other Lender on the date of any Borrowing.

          SECTION  2.03.  Issuance of and Drawings and Reimbursement Under
                          ------------------------------------------------
Letters of Credit.  (a) Request for Issuance.  Each Letter of Credit shall be
-----------------       --------------------
issued upon notice, given not later than 1:00 P.M. (New York City time) on the fifth Business Day in the case of Standby Letters of Credit and two Business Days' notice in the case of Trade Letters of Credit prior to the date of the proposed issuance of such Letter of Credit, by the Borrower to the Issuing Bank, which shall give to the Agent prompt notice thereof by telex or telecopier.
Each such notice of issuance of a Letter of Credit (a "Notice of Issuance")
                                                       ------------------
shall be by telephone, confirmed immediately in writing, or telex or telecopier, specifying therein the requested (A) date of such issuance (which shall be a Business Day), (B) Available Amount of such Letter of Credit, (C) expiration date of such Letter of Credit, (D) name and address of the beneficiary of such Letter of Credit, (E) form of such Letter of Credit and (F) whether such Letter of Credit is to be a Standby Letter of Credit or a Trade Letter of Credit, and shall be accompanied by such application and agreement for letter of credit as the Issuing Bank may specify to the Borrower for use in connection with such requested Letter of Credit (a "Letter of Credit Agreement"). If the requested
                               --------------------------
form of such Letter of Credit is acceptable to the Issuing Bank in its sole discretion, the Issuing Bank will, upon fulfillment of the applicable conditions set forth in Article III, make such Letter of Credit available to the Borrower at its office referred to in Section 9.02 or as otherwise agreed with the Borrower in connection with such issuance. In the event and to the extent that the provisions of any Letter of Credit Agreement shall conflict with this Agreement, the provisions of this Agreement shall govern.

          (b)   Letter of Credit Reports.  The Issuing Bank shall furnish (A) to
                ------------------------
the Agent on the first Business Day of each week a written report summarizing the issuance and expiration dates of Letters of Credit issued during the previous week and drawings during such week under all Letters of Credit, (B) to each Working Capital Lender on the first Business Day of each fiscal quarter ended January 31, April 30, July 31 and October 31, a written report summarizing the issuance and expiration dates of Letters of Credit issued during the preceding fiscal quarter and drawings during such fiscal quarter under all Letters of Credit and (C) to the Agent and each Working Capital Lender on the first Business Day of each calendar quarter a written report setting forth the average daily aggregate Available Amount during the preceding calendar quarter of all Letters of Credit.

          (c)   Drawing and Reimbursement.  The payment by the Issuing Bank of a
                -------------------------
draft drawn under any Letter of Credit shall constitute for all purposes of this Agreement the making by the Issuing Bank of a Letter of Credit Advance, which shall be a Base Rate Advance, in the amount of such draft. In the event of any drawing under a Letter of Credit, the Issuing Bank shall promptly notify the Agent, and the Agent shall promptly notify each Working Capital Lender and each Working Capital Lender shall purchase from the Issuing Bank, and the Issuing Bank shall sell and assign to each such Working Capital Lender, such Working Capital Lender's Pro Rata Share of such outstanding Letter of Credit Advance as of the date of such purchase, by making available for the account of its Applicable Lending Office to the Agent for the account of the Issuing Bank, by deposit to the Agent's Account, in same day funds, an amount equal to the portion of the outstanding principal amount of such Letter of Credit Advance to be purchased by such Working Capital Lender. Promptly after receipt thereof, the Agent shall transfer such funds to the Issuing Bank. The Borrower hereby agrees to each such sale and assignment. Each Working Capital Lender agrees to purchase its Pro Rata Share of an outstanding Letter of Credit Advance on (i) the Business Day on which notice of the drawing under the related Letter of Credit is given by the Issuing Bank; provided such notice is given not later
                                     --------
than 1:00 P.M. (New York City time) on such Business Day or (ii) the first Business Day next succeeding such demand if such notice is given after such time. Upon any such assignment by the Issuing Bank to any other Working Capital Lender of a portion of a Letter of Credit Advance, the Issuing Bank represents and warrants to such other Working Capital Lender that the Issuing Bank is the legal and beneficial owner of such interest being assigned by it, free and clear of all liens, but makes no other representation or warranty and assumes no responsibility with respect to such Letter of Credit Advance, the Loan Documents or any Loan Party. If and to the extent that any Working Capital Lender shall not have so made the amount of such Letter of Credit Advance available to the Agent, such Working Capital Lender agrees to pay to the Agent forthwith on demand such amount together with interest thereon, for each day from the date of demand by the Issuing Bank until the date such amount is paid to the Agent, at the Federal Funds Rate for its account or the account of the Issuing Bank, as applicable. If such Working Capital Lender shall pay to the Agent such amount for the account of the Issuing Bank on any Business Day, such amount so paid in respect of principal shall constitute a Letter of Credit Advance made by such Working Capital Lender on such Business Day for purposes of this Agreement, and the outstanding principal amount of the Letter of Credit Advance made by the Issuing Bank shall be reduced by such amount on such Business Day.

          (d)   Failure to Make Letter of Credit Advances.  The failure of any
                -----------------------------------------
Lender to make the Letter of Credit Advance to be made by it on the date specified in Section 2.03(c) shall not relieve any other Lender of its obligation hereunder to make its Letter of Credit Advance on such date, but no Lender shall be responsible for the failure of any other Lender to make the Letter of Credit Advance to be made by such other Lender on such date.

          SECTION  2.04.  Repayment of Advances.  (a)  Working Capital Advances.
                          ---------------------        ------------------------
The Borrower shall repay to the Agent for the ratable account of the Working Capital Lenders on the Termination Date the aggregate outstanding principal amount of the Working Capital Advances then outstanding.

          (b)   Swing Line Advances.  The Borrower shall repay to the Agent, for
                -------------------
the account of the Swing Line Bank and each other Working Capital Lender which has made a Swing Line Advance to it, the outstanding principal amount of each Swing Line Advance made by each of them on the earlier of the maturity date specified in the applicable Notice of Swing Line Borrowing (which maturity shall be no later than the seventh day after the requested date of such Borrowing) and the Termination Date.

          (c)   Letter of Credit Advances.  (i)  The Borrower shall repay to the
                -------------------------
Agent for the account of the Issuing Bank and each other Working Capital Lender that has made a Letter of Credit Advance to it the outstanding principal amount of each Letter of Credit Advance made by each of them on the earlier of the Termination Date and on demand.

          (ii) The Obligations of the Borrower under this Agreement, any Letter of Credit Agreement and any other agreement or instrument relating to any Letter of Credit shall be unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement, such Letter of Credit Agreement and such other agreement or instrument under all circumstances, including, without limitation, the following circumstances (subject, however, to the provisions of Section 9.09);

          (A) any lack of validity or enforceability of any Loan Document, any Letter of Credit Agreement, any Letter of Credit or any other agreement or instrument relating thereto (all of the foregoing being, collectively, the "L/C Related Documents");
      ---------------------

          (B) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations of the Borrower in respect of any L/C Related Document or any other amendment or waiver of or any consent to departure from all or any of the L/C Related Documents;

          (C) the existence of any claim, setoff, defense or other right that the Borrower may have at any time against any beneficiary or any transferee of a Letter of Credit (or any Persons for whom any such beneficiary or any such transferee may be acting), the Issuing Bank or any other Person, whether in connection with the transactions contemplated by the L/C Related Documents or any unrelated transaction;

          (D) any statement or any other document presented under a Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

          (E) payment by the Issuing Bank under a Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit;

          (F) any exchange, release or non-perfection of any Collateral or other collateral, or any release or amendment or waiver of or consent to departure from any guarantee, for all or any of the Obligations of the Borrower in respect of the L/C Related Documents; or

          (G) any other similar circumstance or happening whatsoever, including, without limitation, any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Borrower or a guarantor.

          (d)   Acquisition Advances.  The Borrower shall repay to the Agent for
                --------------------
the ratable account of the Acquisition Lenders the aggregate outstanding principal amount of the Acquisition Advances on the following dates in the amounts indicated, determined as a percentage of the aggregate amount of Acquisition Advances outstanding on the Conversion Date (after giving effect to any prepayments required by Section

2.06(b)(i) or (ii) and which amount shall be reduced as a result of the application of further prepayments in accordance with the order of priority set forth in the applicable paragraph of Section 2.06):

                Date                         Amount
                ----                         ------
           July 31, 2001                       7.5%
           October 31, 2001                    7.5%
           January 31, 2002                    7.5%

           April 30, 2002                      7.5%
           July 31, 2002                       7.5%
           October 31, 2002                    7.5%
           January 31, 2003                    7.5%

           April 30, 2003                      7.5%
           July 31, 2003                      10.0%
           October 31, 2003                   10.0%
           January 31, 2004                   10.0%

           April 30, 2004                     10.0%

provided, however, that the final principal installment of the Acquisition
--------  -------
Facility shall in any event be in an amount equal to the aggregate principal amount of the Acquisition Advances then outstanding.

          SECTION  2.05.  Termination or Reduction of the Commitments.  (a)
                          -------------------------------------------
Optional.  The Borrower may, upon at least five Business Days' notice to the
--------
Agent, terminate in whole or reduce in part the unused portions of the Swing Line Commitment, the Letter of Credit Commitment, the Unused Working Capital Commitments and the Unused Acquisition Commitments; provided, however, that each
                                                    --------  -------
partial reduction of a Facility (i) shall be in an aggregate amount of $1,000,000 or an integral multiple of $100,000 in excess thereof and (ii) shall be made ratably among the Appropriate Lenders in accordance with their Commitments with respect to such Facility.

          (b)   Mandatory.  (i)  The Working Capital Facility shall be
                ---------
automatically and permanently reduced on the date on which prepayment thereof is required to be made pursuant to Section 2.06(b)(i) or (ii) by an amount equal to the Working Capital Reduction Amount; provided that each such reduction of the
                                      --------
Working Capital Facility shall be made ratably among the Working Capital Lenders in accordance with their Working Capital Commitments.

          (ii) The Letter of Credit Facility shall be automatically and permanently reduced from time to time on the date of each reduction in the Working Capital Facility by the amount, if any, by which the amount of the Letter of Credit Facility exceeds the Working Capital Facility after giving effect to such reduction of the Working Capital Facility.

          (iii) The Swing Line Facility shall be automatically and permanently reduced from time to time on the date of each reduction in the Working Capital Facility by the amount, if any, by which the amount of the Swing Line Facility exceeds the Working Capital Facility after giving effect to such reduction of the Working Capital Facility.

          (iv) Prior to the Conversion Date, the Acquisition Facility shall be automatically and permanently reduced on the date on which prepayment thereof is required to be made pursuant to Section 2.06(b)(ii) by an amount equal to the Acquisition Reduction Amount; provided that each such reduction of the
                              --------
Acquisition Facility shall be made ratably among the Acquisition Lenders in accordance with their Acquisition Commitments. From and after the Conversion Date, the Acquisition Commitments of the Acquisition Lenders shall be automatically and permanently reduced, on a pro rata basis, by an amount equal to the amount by which the aggregate Acquisition Facility Commitments immediately prior to such reduction exceed the aggregate unpaid principal amount of the Acquisition Advances then outstanding.

          SECTION  2.06.  Prepayments.  (a)  Optional.  Except prior to the
                          -----------        --------
Conversion Date with respect to Acquisition Advances, the Borrower may, upon at least one Business Day's notice in the case of Base Rate Advances (except in the case of Swing Line Advances, which shall be same day notice) and three Business Days' notice in the case of Eurodollar Rate Advances, in each case to the Agent (received not later than 1:00 P.M. (New York City time)) stating the proposed date (which shall be a Business Day) and aggregate principal amount of the prepayment, and if such notice is given the Borrower shall, prepay the outstanding aggregate principal amount of the Advances comprising part of the same Borrowing in whole or ratably in part, together with accrued interest to the date of such prepayment on the aggregate principal amount prepaid unless such prepayment is with respect to a Swing Line Advance or a Working Capital Advance that is a Base Rate Advance; provided, however, that (x) each partial
                                     --------  -------
prepayment (other than a prepayment of Swing Line Advances) shall be in an aggregate principal amount of $500,000 or an integral multiple of $100,000 in excess thereof (or, with respect to Swing Line Advances, shall be in an aggregate principal amount of $50,000 or an integral multiple of $25,000 in excess thereof) and (y) if any prepayment of a Eurodollar Rate Advance shall be made other than on the last day of an Interest Period therefor, the Borrower shall also pay any amounts owing pursuant to Section 9.04(c). Each such prepayment of any Advances, shall be applied as follows:

          (i) Prior to the Conversion Date, at the option of the Borrower to prepay the Acquisition Facility as set forth in Section 2.06(b)(vi) or to prepay the Working Capital Facility as set forth in Section 2.06(b)(v).

          (ii)  From and after the Conversion Date:

                first, permanently to reduce the Acquisition Facility ratably to
                -----
     the principal installments thereof, and

                second, to the extent that the Acquisition Facility has been
                ------
     fully repaid and permanently reduced in full, to prepay the Working Capital Facility as set forth in Section 2.06(b)(v).

          (b)   Mandatory.  (i)  From and after the Conversion Date, the
                ---------
Borrower shall, no later than the 30th day following the date on which it delivers the financial statements referred to in Section 5.03(d) (but in any event within 100 days after the end of each Fiscal Year), prepay an aggregate principal amount of the

Advances comprising part of the same Borrowings equal to 50% of the amount of Excess Cash Flow for such Fiscal Year. Each such prepayment of any Advances shall be applied as follows:

          first, permanently to reduce the Acquisition Facility, ratably to the
          -----
     principal installments thereof, and

          second, to the extent that the Acquisition Facility has been fully
          ------
     repaid and permanently reduced in full, permanently to reduce the Working Capital Facility as set forth in Section 2.06(b)(v).

          (ii) The Borrower shall, on the date of receipt of the Net Cash Proceeds by the Parent Guarantor or any of its Subsidiaries from (A) the sale, lease, transfer or other disposition of any assets of the Parent Guarantor or any of its Subsidiaries (other than any sale, lease, transfer or other disposition of assets to the extent permitted pursuant to clause (i), (ii) or
(iii) of Section 5.02(e)), (B) the incurrence or issuance by the Parent Guarantor or any of its Subsidiaries of any Debt (other than Debt incurred or issued to the extent permitted pursuant to Section 5.02(b)), (C) the sale or issuance by the Parent Guarantor or any of its Subsidiaries of any capital stock (other than, so long as no Default has occurred and is continuing or would result therefrom, and the Agent shall have received from the Borrower and the Parent Guarantor a certificate to such effect, the proceeds of any such sale or issuance from a Permitted Issuance) or other ownership or profit interest, any securities convertible into or exchangeable for capital stock or other ownership or profit interest or any warrants, rights or options to acquire capital stock or other ownership or profit interest, or (D) any Extraordinary Receipt received by or paid to or for the account of the Parent Guarantor or any of its Subsidiaries and not otherwise included in clause (A), (B) or (C) above, prepay an aggregate principal amount of the Advances comprising part of the same Borrowings equal to the amount of such Net Cash Proceeds. Prior to the Conversion Date, each such prepayment shall be applied as follows:

          first, permanently to reduce the Acquisition Facility as set forth in
          -----
     Section 2.06(b)(vi), and

          second, to the extent that the Acquisition Facility has been fully
          ------
     repaid and permanently reduced in full, permanently to reduce the Working Capital Facility as set forth in Section 2.06(b)(v).

From and after the Conversion Date, each such prepayment shall be applied as follows:

          first, to permanently to reduce the Acquisition Facility, ratably to
          -----
     the principal installments thereof, and

          second, to the extent the Acquisition Facility has been fully repaid
          ------
     and permanently reduced in full, permanently to reduce the Working Capital Facility as set forth in Section 2.06(b)(v).

          (iii) The Borrower shall, on each Business Day, prepay an aggregate principal amount of the Working Capital Advances comprising part of the same Borrowings, the Letter of Credit Advances, and the Swing Line Advances equal to the amount by which (A) the sum of the aggregate principal amount of (x) the Working Capital Advances, (y) the Letter of Credit Advances and (z) the Swing Line Advances then outstanding plus the aggregate Available Amount of all
                               ----
Letters of Credit then outstanding exceeds (B) the lesser of the Working Capital Facility and the Loan Value of Eligible Collateral on such Business Day (as determined based on the most recent Borrowing Base Certificate delivered to the Lender Parties hereunder).

          (iv) The Borrower shall, on each Business Day, pay to the Agent for deposit in the L/C Cash Collateral Account an amount sufficient to cause the aggregate amount on deposit in such L/C Cash Collateral Account to equal the amount by which the aggregate Available Amount of all Letters of Credit then outstanding exceeds the Letter of Credit Facility on such Business Day.

          (v)    Prepayments of the Working Capital Facility made pursuant to
Section 2.06(b)(i), (ii) or (iii) shall be first applied to prepay Letter of
                                           -----
Credit Advances then outstanding until such Letter of Credit Advances are paid in full, second applied to prepay Swing Line Advances then outstanding until
         ------
such Swing Line Advances are paid in full, third applied to prepay Working
                                           -----
Capital Advances then outstanding comprising part of the same Borrowings until such Working Capital Advances are paid in full, and fourth deposited in the L/C
                                                    ------
Cash Collateral Account to cash collateralize 105% of the Available Amount of the Letters of Credit then outstanding. In the case of prepayments of the Working Capital Facility required pursuant to Section 2.06(b)(i) or (ii), the amount remaining (if any) after the prepayment in full of the Working Capital Advances then outstanding and the cash collateralization of the aggregate Available Amount of Letters of Credit then outstanding (the sum of such prepayment amounts, cash collateralization amounts and the amount remaining (if any) not required to prepay the Working Capital Advances being referred to herein as the "Working Capital Reduction Amount") may be retained by the
               --------------------------------
Borrower and the Working Capital Facility shall be permanently reduced as set forth in Section 2.05(b)(i). Upon the drawing of any Letter of Credit for which funds are on deposit in the L/C Cash Collateral Account, such funds shall be applied to reimburse the Issuing Bank or the Working Capital Lenders, as applicable.

          (vi) Prior to the Conversion Date, prepayments of the Acquisition Facility pursuant to Section 2.06(b)(ii) shall be applied to prepay Acquisition Advances then outstanding comprising part of the same Borrowings until such Acquisition Advances are paid in full and the amount remaining (if any) after the prepayment in full of the Acquisition Advances then outstanding (the sum of such prepayment amounts and the amount remaining (if any) not required to prepay the Acquisition Advances being referred to herein as the "Acquisition Reduction
                                                          ---------------------
Amount") shall be applied in accordance with Section 2.06(b)(v).  In addition,
------
the Acquisition Facility shall be permanently reduced as set forth in Section 2.05(b)(iv).

          (vii) All prepayments under this Section 2.06(b), other than prepayments of Swing Line Advances and Working Capital Advances that are Base Rate Advances, shall be made together with accrued interest to the date of such prepayment on the principal amount prepaid, together with any amounts owing pursuant to Section 9.04(c).

          (viii) Anything contained in this Section 2.06(b) to the contrary notwithstanding, (A) if, following the occurrence of any "Asset Disposition" (as such term is defined in the Discount Note Indenture and the Senior Subordinated
Note Indenture) by any Loan Party or any of its Subsidiaries, the Borrower shall be required to commit by a particular date (a "Commitment Date") to apply or
                                               ---------------
cause its Subsidiaries to apply an amount equal to any of the "Net Proceeds" (as such term is defined in the Discount Note Indenture and the Senior Subordinated
Note Indenture) thereof in a particular manner, or to apply by a particular date (an "Application Date") an amount equal to such Net Available Cash at least 60
     ----------------
days before the applicable Commitment Date or Application Date, as the case may be, or (B) if the Borrower at any other time shall have failed to apply or commit or cause to be applied an amount equal to any such Net Available Cash, and, within 60 days thereafter assuming no further application or commitment of an amount equal to such Net Available Cash the Borrower would otherwise be required to make an "Excess Proceeds Offer" (as such term is defined in the Discount Note Indenture and the Senior Subordinated Note Indenture) in respect thereof, then in either such case the Borrower shall immediately apply or cause to be applied an amount equal to such Net Available Cash to the payment of Advances in the manner set forth in Section 2.06(b)(ii) in such amounts as shall excuse the Borrower from making any such Excess Proceeds Offer.

          SECTION  2.07.  Interest.  (a)  Scheduled Interest.  The Borrower
                          --------        ------------------
shall pay interest on the unpaid principal amount of each Advance owing to each Lender from the date of such Advance until such principal amount shall be paid in full, at the following rates per annum:

          (i)    Base Rate Advances.  During such periods as such Advance is a
                 ------------------
     Base Rate Advance, a rate per annum equal at all times to the sum of (A) the Base Rate in effect from time to time plus (B) the Applicable Margin in
                                               ----
     effect from time to time, payable in arrears quarterly on each April 30, July 31, October 31 and January 31 during such periods, on the date of any prepayment thereof to the extent required under Section 2.06 and on the Termination Date, commencing April 30, 1998.

          (ii)   Eurodollar Rate Advances. During such periods as such Advance
                 ------------------------
     is a Eurodollar Rate Advance, a rate per annum equal at all times during each Interest Period for such Advance to the sum of (A) the Eurodollar Rate for such Interest Period for such Advance plus (B) the Applicable Margin,
                                               ----
     payable in arrears on the last day of such Interest Period and, if such Interest Period has a duration of more than three months, on each day that occurs during such Interest Period every three months from the first day of such Interest Period and on the date such Eurodollar Rate Advance shall be Converted or paid in full.

          (b)    Default Interest.  Upon the occurrence and during the
                 ----------------
continuance of any Event of Default, the Agent may, and upon the request of the Required Lenders shall, require the Borrower to pay interest on (i) the unpaid principal amount of each Advance owing to each Lender, payable in arrears on the dates referred to in Section 2.07(a)(i) or (ii) and on demand, at a rate per annum equal at all times to 2% per annum above the rate of interest otherwise applicable with respect to such amount and (ii) to the fullest extent permitted by law, the amount of any interest, fee or other amount payable under the Loan Documents that is not paid when due, from the date such amount shall be due until such amount shall be paid in full, payable in arrears on the date such amount shall be paid in full and on demand, at a rate per annum equal at all times to 2% per annum required to be paid, in the case of interest, on the Type of Advance on which such interest has accrued pursuant to Section 2.07(a)(i) or
(ii), and, in all other cases, on Base Rate Advances pursuant to Section 2.07(a)(i); provided, however, that, following acceleration of the Advances,
            --------  -------
interest shall accrue and be payable at the rate required by this Section 2.07(b), irrespective of whether requested by the Agent or the Required Lenders. In addition, following a final judgment with respect to any Obligation of the Loan Parties under the Loan Documents, interest shall accrue at the higher of the statutory judgment rate or the rate specified in the preceding sentence, payable on demand.

          (c)    Notice of Interest Rate.  Promptly after receipt of a Notice of
                 -----------------------
Borrowing pursuant to Section 2.02(a), the Agent shall give notice to the Borrower and each Appropriate Lender of the applicable interest rate determined by the Agent for purposes of Section 2.06(a)(i) or (ii).

          SECTION  2.08.  Fees.  (a)  Commitment Fee.  The Borrower shall pay to
                          ----        --------------
the Agent for the account of the Lenders a commitment fee, from the date hereof in the case of each Initial Lender and from the effective date specified in the Assignment and Acceptance pursuant to which it became a Lender in the case of each other Lender until the Termination Date, payable in arrears quarterly on each April 30, July 31, October 31, and January 31, commencing April 30, 1998, and on the Termination Date, at the rate of 0.4375% per annum on the average daily Unused Acquisition Commitment (prior to the Conversion Date) of such Lender and on the average daily Unused Working Capital Commitment of such Lender.

          (b)    Letter of Credit Fees, Etc.  (i)  The Borrower shall pay to the
                 --------------------------
Agent for the account of each Working Capital Lender a commission, payable in arrears quarterly on each April 30, July 31, October 31 and January 31, commencing April 30, 1998, and on the Termination Date, on such Lender's Pro Rata Share of the average daily aggregate Available Amount during such quarter of all Letters of Credit outstanding from time to time at the Applicable Margin for Eurodollar Rate Advances under the Working Capital Facility.

          (ii) The Borrower shall pay to the Issuing Bank, for its own account, such commissions, issuance fees, fronting fees, transfer fees and other fees and charges in connection with the issuance or administration of each Letter of Credit as the Borrower and the Issuing Bank shall agree.

          (c)    Agent's Fees.  The Borrower shall pay to the Agent, for its own
                 ------------
account, such fees as may from time to time be agreed between the Borrower and the Agent.

          SECTION  2.09.  Conversion of Advances.  (a)  Optional.  The Borrower
                          ----------------------        --------
may on any Business Day, upon notice given to the Agent not later than 1:00 P.M. (New York City time) on the third Business Day prior to the date of the proposed Conversion and subject to the provisions of Section 2.10, Convert all or any portion of the Advances of one Type comprising the same Borrowing into Advances of the other Type; provided, however, that (w) if any Conversion of Eurodollar
                   --------  -------
Rate Advances into Base Rate Advances is made other than on the last day of an Interest Period for such Eurodollar Rate Advances, the Borrower shall also pay any amounts owing pursuant to Section 9.04(c), (x) any Conversion of Base Rate Advances into Eurodollar Rate Advances shall be in an amount not less than the minimum amount specified in Section 2.02(c), (y) no Conversion of any Advances shall result in more separate Borrowings than permitted under Section 2.02(c) and (z) each Conversion of Advances comprising part of the same Borrowing under any Facility shall be made ratably among the Appropriate Lenders in accordance with their Commitments under such Facility. Each such notice of Conversion shall, within the restrictions specified above, specify (i) the date of such Conversion, (ii) the Advances to be Converted and (iii) if such Conversion is into Eurodollar Rate Advances, the duration of the initial Interest Period for such Advances. Each notice of Conversion shall be irrevocable and binding on the Borrower.

          (b)    Mandatory.  (i)  On the date on which the aggregate unpaid
                 ---------
principal amount of Eurodollar Rate Advances comprising any Borrowing shall be reduced, by payment or prepayment or otherwise, to less than $1,000,000, such Advances shall automatically Convert into Base Rate Advances.

          (ii) If the Borrower shall fail to select the duration of any Interest Period for any Eurodollar Rate Advances in accordance with the provisions contained in the definition of "Interest Period" in Section 1.01, the Agent shall forthwith so notify the Borrower and the Appropriate Lenders, whereupon each such Eurodollar Rate Advance will automatically, on the last day of the then existing Interest Period therefor, Convert into a Base Rate Advance.

          (iii) Upon the occurrence and during the continuance of any Event of Default, (x) each Eurodollar Rate Advance will automatically, on the last day of the then existing Interest Period therefor, Convert into a Base Rate Advance and
(y) the obligation of the Lenders to make, or to Convert Advances into, Eurodollar Rate Advances shall be suspended.

          SECTION  2.10.  Increased Costs, Etc.  (a)  If, due to either (i) the
                          --------------------
introduction of or any change in or in the interpretation of any law or regulation or (ii) the compliance with any guideline or request from any central bank or other governmental authority (whether or not having the force of law), there shall be any increase in the cost to any Lender Party of agreeing to make or of making, funding or maintaining Eurodollar Rate Advances or of agreeing to issue or of issuing or maintaining or participating in Letters of Credit or of agreeing to make or of making or maintaining Letter of Credit Advances, then the Borrower shall from time to time, upon demand by such Lender Party (with a copy of such demand to the Agent), pay to the Agent for the account of such Lender Party additional amounts sufficient to compensate such Lender Party for such increased cost; provided, however, that a Lender Party claiming additional
                --------  -------
amounts under this Section 2.10(a) agrees to use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to designate a different Applicable Lending Office if the making of such a designation would avoid the need for, or reduce the amount of, such increased cost that may thereafter accrue and would not, in the reasonable judgment of such Lender Party, be otherwise disadvantageous to such Lender Party. A certificate as to computations of the amount of such increased cost, submitted to the Borrower by such Lender Party, shall be conclusive and binding for all purposes, absent manifest error.

          (b) If any Lender Party determines that compliance with any law or regulation or any guideline or request from any central bank or other governmental authority (whether or not having the force of law) affects or would affect the amount of capital required or expected to be maintained by such Lender Party or any corporation controlling such Lender Party and that the amount of such capital is increased by or based upon the existence of such Lender Party's commitment to lend or to issue or participate in Letters of Credit hereunder and other commitments of such type or the issuance or maintenance of or participation in the Letters of Credit (or similar contingent obligations), then, upon demand by such Lender Party (with a copy of such demand to the Agent), the Borrower shall pay to the Agent for the account of such Lender Party, from time to time as specified by such Lender Party, additional amounts sufficient to compensate such Lender Party in the light of such circumstances, to the extent that such Lender Party reasonably determines such increase in capital to be allocable to the existence of such Lender Party's commitment to lend or to issue or to participate in Letters of Credit hereunder or to the issuance or maintenance of or participation in any Letters of Credit. A certificate as to computations of such amounts submitted to the Borrower by such Lender Party shall be conclusive and binding for all purposes, absent manifest error.

          (c) If, with respect to any Eurodollar Rate Advances under any Facility, Lenders owed at least 50% of the then aggregate unpaid principal amount thereof notify the Agent that the Eurodollar Rate for any Interest Period for such Advances will not adequately reflect the cost to such Lenders of making, funding or maintaining their Eurodollar Rate Advances for such Interest Period, then the Agent shall forthwith so notify the Borrower and the Appropriate Lenders, whereupon (i) each such Eurodollar Rate Advance under any Facility will automatically, on the last day of the then existing Interest Period therefor, Convert into a Base Rate Advance and (ii) the obligation of the Appropriate Lenders to make, or to Convert Advances into, Eurodollar Rate Advances shall be suspended until the Agent shall notify the Borrower that such Lenders have determined that the circumstances causing such suspension no longer exist.

          (d) Notwithstanding any other provision of this Agreement, if the introduction of or any change in or in the interpretation of any law or regulation shall make it unlawful, or any central bank or other governmental authority shall assert that it is unlawful, for any Lender or its Eurodollar Lending Office to perform its obligations hereunder to make Eurodollar Rate Advances or to continue to fund or maintain Eurodollar Rate Advances hereunder, then, on notice thereof and demand therefor by such Lender to the Borrower through the Agent, (i) such Lender's share of each Eurodollar Rate Advance under each Facility under which such Lender has a Commitment will automatically, upon such demand, Convert into a Base Rate Advance and (ii) the obligation of such Lender to make, or to Convert Advances into, Eurodollar Rate Advances shall be suspended until the Agent shall notify the Borrower that such Lender has determined that the circumstances causing such suspension no longer exist; provided, however, that before making any such demand, such Lender agrees to use
--------  -------
reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to designate a different Eurodollar Lending Office if the making of such a designation would allow such Lender or its Eurodollar Lending Office to continue to perform its obligations to make Eurodollar Rate Advances or to continue to fund or maintain Eurodollar Rate Advances and would not, in the reasonable judgment of such Lender, be otherwise disadvantageous to such Lender.

          SECTION  2.11.  Payments and Computations.  (a)  The Borrower shall
                          -------------------------
make each payment hereunder and under the Notes, irrespective of any right of counterclaim or setoff, not later than 1:00 P.M. (New York City time) on the day when due in U.S. dollars to the Agent at the Agent's Account in same day funds, with payments being received by the Agent after such time being deemed to have been received on the next succeeding Business Day. The Agent will promptly thereafter cause like funds to be distributed (i) if such payment by the Borrower is in respect of principal, interest, commitment fees or any other Obligation then payable hereunder and under the Notes to more than one Lender Party, to such Lender Parties for the account of their respective Applicable Lending Offices ratably in accordance with the amounts of such respective Obligations then payable to such Lender Parties and (ii) if such payment by the Borrower is in respect of any Obligation then payable hereunder to one Lender Party, to such Lender Party for the account of its Applicable Lending Office, in each case to be applied in accordance with the terms of this Agreement. Upon its acceptance of an Assignment and Acceptance and recording of the information contained therein in the Register pursuant to Section 9.07(e), from and after the effective date of such Assignment and Acceptance, the Agent shall make all payments hereunder and under the Notes in respect of the interest assigned thereby to the Lender Party assignee thereunder, and the parties to such Assignment and Acceptance shall make all appropriate adjustments in such payments for periods prior to such effective date directly between themselves.

          (b) If the Agent receives funds for application to the Obligations under the Loan Documents under circumstances for which the Loan Documents do not specify the Advances or the Facility to which, or the manner in which, such funds are to be applied, the Agent may, but shall not be obligated to, elect to distribute such funds to each Lender Party ratably in accordance with such Lender Party's proportionate share of the principal amount of all outstanding Advances and the Available Amount of all Letters of Credit then outstanding, in repayment or prepayment of such of the outstanding Advances or other Obligations owed to such Lender Party, and for application to such principal installments, as the Agent shall direct.

          (c) The Borrower hereby authorizes each Lender Party, if and to the extent payment owed to such Lender Party is not made when due hereunder or, in the case of a Lender, under the Note held by such Lender, to charge from time to time against any or all of the Borrower's accounts with such Lender Party any amount so due.

          (d) All computations of interest, fees and Letter of Credit commissions shall be made by the Agent on the basis of a year of 360 days (other than computations of interest on Base Rate Advances, which shall be made on the basis of a year of 365 days), in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest, fees or commissions are payable. Each determination by the Agent of an interest rate, fee or commission hereunder shall be conclusive and binding for all purposes, absent manifest error.

          (e) Whenever any payment hereunder or under the Notes shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or commitment fee, as the case may be; provided, however, that if such extension would cause payment of
             --------  -------
interest on or principal of Eurodollar Rate Advances to be made in the next following calendar month, such payment shall be made on the next preceding Business Day.

          (f) Unless the Agent shall have received notice from the Borrower prior to the date on which any payment is due to any Lender Party hereunder that the Borrower will not make such payment in full, the Agent may assume that the Borrower has made such payment in full to the Agent on such date and the Agent may, in reliance upon such assumption, cause to be distributed to each such Lender Party on such due date an amount equal to the amount then due such Lender Party. If and to the extent that the Borrower shall not have so made such payment in full to the Agent, each such Lender Party shall repay to the Agent forthwith on demand such amount distributed to such Lender Party together with interest thereon, for each day from the date such amount is distributed to such Lender Party until the date such Lender Party repays such amount to the Agent, at the Federal Funds Rate.

          SECTION  2.12.  Taxes.  (a)  Any and all payments by the Borrower
                          -----
hereunder or under the Notes shall be made, in accordance with Section 2.11, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Lender Party and the Agent,
                 ---------
taxes that are imposed on its overall net income by the United States and taxes that are imposed on its overall net income (and franchise taxes in lieu thereof) by the state or foreign jurisdiction under the laws of which such Lender Party or the Agent (as the case may be) is organized or any political subdivision thereof and, in the case of each Lender Party, taxes that are imposed on its overall net income (and franchise taxes in lieu thereof) by the state or foreign jurisdiction of such Lender Party's Applicable Lending Office or any political subdivision thereof (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes").
                                                                        -----
If the Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder or under any Note to any Lender Party or the Agent,
(i) the sum payable by the Borrower shall be increased as may be necessary so that after the Borrower and the Agent shall have made all required deductions (including deductions applicable to additional sums payable under this Section 2.12) such Lender Party or the Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make all such deductions and (iii) the Borrower shall pay the full amount deducted to the relevant taxation authority or other governmental authority in accordance with applicable law.

          (b) In addition, the Borrower shall pay any present or future stamp, documentary, excise, property or similar taxes, charges or levies that arise from any payment made hereunder or under the Notes or from the execution, delivery or registration of, performance under, or otherwise with respect to, this Agreement or the Notes (hereinafter referred to as "Other Taxes").
    -----------

          (c) The Borrower shall indemnify each Lender Party and the Agent for and hold each of them harmless against the full amount of Taxes and Other Taxes, and for the full amount of taxes of any kind imposed by any jurisdiction on amounts payable under this Section 2.12, paid by such Lender Party or the Agent (as the case may be) and any liability (including penalties, additions to tax, interest and expenses) arising therefrom or with respect thereto. This indemnification shall be made within 30 days from the date such Lender Party or the Agent (as the case may be) makes written demand therefor.

          (d) Within 30 days after the date of any payment of Taxes, the Borrower shall furnish to the Agent, at its address referred to in Section 9.02, the original or a certified copy of a receipt evidencing such payment. In the case of any payment hereunder or under the Notes by or on behalf of the Borrower through an account or branch outside the United States or on behalf of the Borrower by a payor that is not a United States person, if the Borrower determines that no Taxes are payable in respect thereof, the Borrower shall furnish, or shall cause such payor to furnish, to the Agent, at such address, an opinion of counsel acceptable to the Agent stating that such payment is exempt from Taxes. For purposes of this subsection (d) and subsection (e) of this
Section 2.12, the terms "United States" and "United States person" shall have the meanings specified in Section 7701 of the Internal Revenue Code.

          (e) Each Lender Party organized under the laws of a jurisdiction outside the United States shall, on or prior to the date of its execution and delivery of this Agreement in the case of each Initial Lender or Initial Issuing Bank, as the case may be, and on the date of the Assignment and Acceptance pursuant to which it becomes a Lender Party in the case of each other Lender Party, and from time to time thereafter if requested in writing by the Borrower or the Agent (but only so long thereafter as such Lender Party remains lawfully able to do so), provide the Agent and the Borrower with two (2) duly completed copies of Internal Revenue Service form 1001 or 4224, as appropriate, or any successor form prescribed by the Internal Revenue Service, certifying that such Lender Party is exempt from or is entitled to a reduced rate of United States withholding tax on payments under this Agreement or the Notes. To the extent that any such form becomes obsolete with respect to any Lender Party, such Lender Party shall, upon the reasonable written request of the Borrower to such Lender Party and the Agent (but only if such Lender Party is lawfully able to do
so) provide two (2) copies of either an updated or successor form to the Borrower and the Agent. If the forms provided by a Lender Party at the time such Lender Party first becomes a party to this Agreement indicate a United States interest withholding tax rate in excess of zero, withholding tax at such rate shall be considered excluded from Taxes unless and until such Lender Party provides the appropriate forms certifying that a lesser rate applies, whereupon withholding tax at such lesser rate only shall be considered excluded from Taxes for periods governed by such forms; provided, however, that, if at the date of
                                    --------  -------
the Assignment and Acceptance pursuant to which a Lender Party becomes a party to this Agreement, the Lender Party assignor was entitled to payments under subsection (a) of this Section 2.12 in respect of United States withholding tax with respect to interest paid at such date, then, to such extent, the term "Taxes" shall include (in addition to withholding taxes that may be imposed in the future or other amounts otherwise includable in Taxes) United States withholding tax, if any, applicable with respect to the Lender Party assignee on such date. If any form or document referred to in this subsection (e) requires the disclosure of information, other than information necessary to compute the tax payable and information required on the date hereof by Internal Revenue Service form 1001 or 4224, that the Lender Party reasonably considers to be confidential, the Lender Party shall give notice thereof to the Borrower and shall not be obligated to include in such form or document such confidential information.

          (f) For any period with respect to which a Lender Party has failed to provide the Borrower with the appropriate form described in subsection (e) of this Section 2.12 (other than if the Borrower has failed to timely request with reasonable notice any appropriate renewal, successor or any other form or if such form otherwise is not required under subsection (e) of this Section 2.12), such Lender Party shall not be entitled to indemnification under subsection (a) or (c) of this Section 2.12 with respect to Taxes imposed by the United States; provided, however, that should a Lender Party become subject to Taxes because of
--------  -------
its failure to deliver a form required hereunder, the Borrower shall take such steps as such Lender Party shall reasonably request to assist such Lender Party to recover such Taxes.

          (g) If the Agent or any Lender Party, in its sole opinion, determines that it has finally and irrevocably received or been granted a refund in respect of any Taxes or Other Taxes as to which indemnification has been paid by the Borrower pursuant to subsection (a) or (c) of this Section 2.12, it shall promptly remit such refund to the Borrower, net of all out-of-pocket expenses of the Agent or such Lender Party; provided, however, that the Borrower, upon the
                                --------  -------
request of the Agent or such Lender Party, agrees promptly to return such refund to such party in the event such party is required to repay such refund to the relevant taxing authority. The Agent or such Lender Party shall provide the Borrower with a copy of any notice or assessment from the relevant taxing authority (deleting any confidential information contained therein) requiring payment of such refund. At the request and expense of the Borrower, the Agent or any Lender Party, as the case may be, shall use commercially reasonably efforts to seek a refund of any Taxes or Other Taxes as to which indemnification has been paid by the Borrower pursuant to subsection (a) or (c) of this Section
2.12. Nothing contained herein shall impose an obligation on the Agent or any Lender Party to disclose to any party any information regarding tax affairs and computations.

          (h) Any Lender Party claiming any additional amounts payable pursuant to this Section 2.12 agrees to use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to change the jurisdiction of its Eurodollar Lending Office if the making of such a change would avoid the need for, or reduce the amount of, any such additional amounts that may thereafter accrue and would not, in the reasonable judgment of such Lender Party, be otherwise disadvantageous to such Lender Party.

          SECTION  2.13.  Sharing of Payments, Etc.  If any Lender Party shall
                          ------------------------
obtain at any time any payment (whether voluntary, involuntary, through the exercise of any right of setoff, or otherwise) (a) on account of Obligations due and payable to such Lender Party hereunder or under the Notes at such time in excess of its ratable share (according to the proportion of (i) the amount of such Obligations due and payable to such Lender Party at such time to (ii) the aggregate amount of the Obligations due and payable to all Lender Parties hereunder and under the Notes at such time) of payments on account of the Obligations due and payable to all Lender Parties hereunder and under the Notes at such time obtained by all the Lender Parties at such time or (b) on account of Obligations owing (but not due and payable) to such Lender Party hereunder or under the Notes at such time in excess of its ratable share (according to the proportion of (i) the amount of such Obligations owing to such Lender Party at such time to (ii) the aggregate amount of the Obligations owing (but not due and payable) to all Lender Parties hereunder and under the Notes at such time) of payments on account of the Obligations owing (but not due and payable) to all Lender Parties hereunder and under the Notes at such time obtained by all of the Lender Parties at such time, such Lender Party shall forthwith purchase from the other Lender Parties such interests or participating interests in the Obligations due and payable or owing to them, as the case may be, as shall be necessary to cause such purchasing Lender Party to share the excess payment ratably with each of them; provided, however, that if all or any portion of such
                           --------  -------
excess payment is thereafter recovered from such purchasing Lender Party, such purchase from each other Lender Party shall be rescinded and such other Lender Party shall repay to the purchasing Lender Party the purchase price to the extent of such Lender Party's ratable share (according to the proportion of (i) the purchase price paid to such Lender Party to (ii) the aggregate purchase price paid to all Lender Parties) of such recovery together with an amount equal to such Lender Party's ratable share (according to the proportion of (i) the amount of such other Lender Party's required repayment to (ii) the total amount so recovered from the purchasing Lender Party) of any interest or other amount paid or payable by the purchasing Lender Party in respect of the total amount so recovered. The Borrower agrees that any Lender Party so purchasing an interest or participating interest from another Lender Party pursuant to this Section
2.13 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of setoff) with respect to such interest or participating interest as fully as if such Lender Party were the direct creditor of the Borrower in the amount of such interest or participating interest.

          SECTION  2.14.  Use of Proceeds.  The proceeds of the Advances and the
                          ---------------
issuances of Letters of Credit shall be available (and the Borrower agrees that it shall use such proceeds and Letters of Credit) solely as follows: (a) from the Working Capital Advances to refinance certain existing indebtedness of the Borrower, to pay transaction fees and expenses in connection therewith and the other transactions contemplated hereby, and to provide working capital for the Borrower and its Subsidiaries and for other general corporate purposes permitted under this Agreement; and (b) from the Acquisition Advances on the terms provided by Section 5.02(f)(xi), 5.02(f)(xvi) or 5.02(f)(xvii), as applicable.

          SECTION  2.15.  Evidence of Debt.  (a)  Each Lender shall maintain in
                          ----------------
accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Advance owing to such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder. The Borrower agrees that, upon notice by any Lender Party to the Borrower (with a copy of such notice to the Agent) to the effect that a Note is required or appropriate in order for such Lender to evidence (whether for purposes of pledge, enforcement or otherwise) the Advances owing to, or to be made by, such Lender Party, the Borrower shall promptly execute and deliver to such Lender an Acquisition Note and a Working Capital Note, as applicable, payable to the order of such Lender Party in a principal amount equal to the Acquisition Commitment or Revolving Credit Commitment, respectively, of such Lender Party. All references to Notes in the Loan Documents shall mean Notes, if any, to the extent issued hereunder.

          (b) The Register maintained by the Agent pursuant to Section 9.07(d) shall include a control account, and a subsidiary account for each Lender, in which accounts (taken together) shall be recorded (i) the date and amount of each Borrowing made hereunder, the Type of Advances comprising such Borrowing and, if appropriate, the Interest Period applicable thereto, (ii) the terms of each Assignment and Acceptance delivered to and accepted by it, (iii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender Party hereunder, and (iv) the amount of any sum received by the Agent from the Borrower hereunder and each Lender Party's share thereof.

          (c) Entries made in good faith by the Agent in the Register pursuant to subsection (b) of this Section 2.15, and by each Lender Party in its account or accounts pursuant to subsection (a) of this Section 2.15, shall be prima
                                                                      -----
facie evidence of the amount of principal and interest due and payable or to
-----
become due and payable from the Borrower to, in the case of the Register, each Lender Party and, in the case of such account or accounts, such Lender Party, under this Agreement, absent manifest error; provided, however, that the failure
                                             --------  -------
of the Agent or such Lender Party to make an entry, or any finding that an entry is incorrect, in the Register or such account or accounts shall not limit or otherwise affect the obligations of the Borrower under this Agreement.

          (d) References herein to the Notes shall mean and be references to the Working Capital Notes and the Acquisition Notes, unless otherwise specifically indicated, in each case to the extent issued hereunder.


                                  ARTICLE III

                             CONDITIONS OF LENDING

          SECTION  3.01.  Conditions Precedent to Initial Extension of Credit.
                          ---------------------------------------------------
The obligation of each Lender to make an Advance on the occasion of the Initial Extension of Credit hereunder is subject to the satisfaction of the following conditions precedent before or concurrently with the Initial Extension of
Credit:

          (a) The Lender Parties shall be reasonably satisfied (i) that the amount of committed equity and debt financing shall be sufficient to meet the financing requirements of the Refinancing and the other transactions contemplated thereby, (ii) with the terms and conditions of the Related Documents and (iii) that the assets and earnings of the Loan Parties are sufficient to support the Obligations of the Loan Parties under the Loan Documents and the timely amortization of all Debt and other Obligations of the Loan Parties.

          (b) The Lender Parties shall be reasonably satisfied with the corporate and legal structure and capitalization of the Loan Parties, both before and after giving effect to the Refinancing, including, without limitation, the terms and conditions of the charter, bylaws and each class of capital stock of each of the Loan Parties and of each agreement or instrument relating to such structure or capitalization.

          (c) The Related Documents to be entered into in connection with the Refinancing shall have been executed and delivered and shall be in full force and effect, and before giving effect to the Refinancing and the other transactions contemplated thereby, there shall have occurred no Material Adverse Change since January 31, 1998.

          (d) The Borrower shall have received at least $100,000,000 in gross cash proceeds from the sale of the Senior Subordinated Notes and the Parent Guarantor shall have received at least $25,000,000 in gross cash proceeds from the sale of the Discount Notes.

          (e) The Series A Preferred Stock has been redeemed for an aggregate redemption price not in excess of $17,800,000.

          (f) There shall exist no action, suit, investigation, litigation or proceeding affecting any Loan Party or any of their Subsidiaries pending or threatened before any court, governmental agency or arbitrator that (i) could be reasonably likely to have a Material Adverse Effect or (ii) purports to affect the legality, validity or enforceability of any Transaction Document or the consummation of the Refinancing or the transactions contemplated hereby or thereby.

          (g) All material governmental and third party consents and approvals necessary in connection with the Refinancing and the other transactions contemplated by the Transaction Documents shall have been obtained (without the imposition of any conditions that are not reasonably acceptable to the Lender Parties) and shall remain in effect, all applicable waiting periods in connection with the Refinancing and the other transactions contemplated by the Transaction Documents shall have expired without any action having been taken by any competent authority, and no law or regulation shall be applicable in the reasonable judgment of the Lender Parties, in each case that restrains, prevents or imposes materially adverse conditions upon the Refinancing and the other transactions contemplated by the Transaction Documents or the rights of the Loan Parties or their Subsidiaries freely to transfer or otherwise dispose of, or to create any Lien on, any properties now owned or hereafter acquired by any of them.

          (h)  [intentionally omitted]

          (i) Each of the senior secured credit facilities and the subordinated notes referred to in Schedule 4.01(ff) and the other Existing Debt, other than the Debt identified on Schedule 3.01(i) (the "Surviving Debt"), has
                                                        --------------
     been prepaid, redeemed or defeased in full or otherwise satisfied and extinguished and all such Surviving Debt shall be on terms and conditions satisfactory to the Lender Parties.

          (j) All accrued fees and expenses of the Agent and the Lender Parties (including, without limitation, the accrued fees and expenses of counsel to the Agent and of local counsel to the Lender Parties) shall have been paid.

          (k) The Agent shall have received on or before the date of the Initial Extension of Credit the following, each dated such day (unless otherwise specified), in form and substance reasonably satisfactory to the Agent (unless otherwise specified) and, except for the Notes, in sufficient copies for each Lender Party:

               (i) The Notes payable to the order of the Lenders to the extent required by Section 2.15.

               (ii) Certified copies of the resolutions of the Board of Directors of the Borrower and each other Loan Party approving the Refinancing, this Agreement, the Notes, each other Transaction Document to which it is or is to be a party, and of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to the Refinancing, this Agreement, the Notes, each other Transaction Document.

               (iii) A copy of a certificate of the Secretary of State of the jurisdiction of incorporation of each Loan Party, dated reasonably near the date of the Initial Extension of Credit, in each case listing the charter of such Person and each amendment thereto on file in his office and certifying that (A) such charter is a true and correct copy thereof, (B) such amendments are the only amendments to such charter on file in his office, (C) such Person has paid all franchise taxes to the date of such certificate and (D) such Person is duly incorporated and in good standing under the laws of the jurisdiction of its incorporation.

               (iv) A copy of a certificate of the Secretary of State of the States of Maine, Pennsylvania and New York, as requested by the Agent, dated reasonably near the date of the Initial Extension of Credit, stating that the Borrower and each other Loan Party is duly qualified and in good standing as a foreign corporation in such States and has filed all annual reports required to be filed to the date of such certificate.

               (v) A certificate of each of the Borrower, the Parent Guarantor and each other Loan Party, signed on behalf of such Person by its President, any Executive Vice President or any Vice President and its Secretary, dated the date of the Initial Extension of Credit (the statements made in which certificate shall be true on and as of the date of the Initial Extension of Credit), certifying as to (A) the absence of any amendments to the charter of such Person since the date of the Secretary of State's certificate referred to in Section 3.01(k)(iii), (B) a true and correct copy of the bylaws of such Person as in effect on the date on which the resolutions referred to in Section 3.01(k)(ii) were adopted and on the date of the Initial Extension of Credit, (C) the due incorporation and good standing or valid existence of such Person as a corporation organized under the laws of the jurisdiction of its incorporation and the absence of any proceeding for the dissolution or liquidation of such Person, (D) the completeness and accuracy of the representations and warranties contained in the Loan Documents as though made on and as of the date of the Initial Extension of Credit and (E) the absence of any event occurring and continuing, or resulting from the Initial Extension of Credit, that constitutes a Default.

               (vi) A certificate of the Secretary of each of the Borrower, the Parent Guarantor and each other Loan Party certifying the names and true signatures of the officers of such Persons authorized to sign this Agreement, the Notes, each other Transaction Document to which it is or is to be a party and the other documents to be delivered hereunder and thereunder.

               (vii) A security agreement in substantially the form of Exhibit D hereto (together with each other security agreement and security agreement supplement delivered pursuant to Section 5.01(m), in each case as amended, amended and restated, supplemented or otherwise modified from time to time in accordance with its terms, and as permitted by this Agreement, the "Security Agreement"), duly executed by each Loan Party, together with:
          ------------------

                      (A) certificates representing the Pledged Shares accompanied by undated stock powers executed in blank, and instruments evidencing the Pledged Indebtedness indorsed in blank,

                      (B) executed copies of proper financing statements, to be filed under the Uniform Commercial Code of all jurisdictions that the Agent may deem necessary or desirable in order to perfect and protect the Liens created under the Collateral Documents, covering the Collateral described in the Security Agreement,

                      (C) evidence of the completion of all other recordings and filings of or with respect to the Security Agreement that the Agent may deem reasonably necessary or desirable in order to perfect and protect the Liens created thereby,

                      (D) evidence of the insurance required by the terms of the Security Agreement,

                      (E) copies of the Assigned Agreements referred to in the Security Agreement, together with a consent to such assignment, in substantially the form of Exhibit C to the Security Agreement, duly executed by each party to such Assigned Agreements other than the Loan Parties,

                      (F) executed termination statements (Form UCC-3 or a comparable form), in proper form to be duly filed on the date of the Initial Extension of Credit under the Uniform Commercial Code of all jurisdictions that the Agent may deem reasonably necessary or desirable in order to terminate or amend existing Liens on the Collateral described in the Security Agreement, and

                      (G) evidence that all other action that the Agent may deem reasonably necessary or desirable in order to perfect and protect the first priority Liens and security interests created under the Security Agreement have been taken, including, without limitation, delivery of Blocked Account Letters in form and substance satisfactory to the Agent.

              (viii) Mortgages in substantially the form of Exhibit E hereto and covering the properties listed on Schedule 4.01(gg) (together with each other mortgage delivered pursuant to Section 5.01(m), in each case as amended, amended and restated, supplemented or otherwise modified from time to time in accordance with their terms, and as permitted by this Agreement, the "Mortgages"), duly executed by the appropriate Loan Party, together
          ----------
     with such title insurance policies, surveys, insurance certificates and other documents as the Agent may reasonably request.

              (ix) A true and complete copy of the lease for the Lewiston, Maine facility ("Lewiston Lease") and such other leases as the Agent may
                      --------------
     reasonably request and any and all ancillary documents pertaining thereto (including, but not limited to, all amendments, consents for alterations and documents recording variations and evidence of commencement dates and expiration dates).

              (x) A true and complete list of any and all retail store leases ("Retail Leases") under which any Loan Party or any of its
              -------------
     Subsidiaries is the lessee in substantially the same form as shown on
     Schedule 4.01(hh) hereto.

              (xi) The Subordinated Debt Documents relating to the Senior Subordinated Notes, including, without limitation, the Senior Subordinated
     Note Indenture and the Discount Note Documents relating to the Discount Notes, including, without limitation, the Discount Note Indenture.

              (xii) A guaranty in substantially the form of Exhibit I hereto (together with each other guaranty delivered pursuant to Section 5.01(m), in each case as amended, amended and restated, supplemented or otherwise modified from time to time in accordance with its terms, and as permitted by this Agreement, the "Subsidiary Guaranty"), duly executed by each
                             -------------------
     Subsidiary Guarantor.

              (xiii) Certified copies of each of the Related Documents, duly executed by each of the parties thereto and in form and substance satisfactory to the Lender Parties, together with all agreements, instruments and other documents delivered in connection therewith as the Agent shall request.

              (xiv) Such financial, business and other information regarding the Parent Guarantor and its Subsidiaries as the Lender Parties shall have reasonably requested, including, without limitation, information as to possible contingent liabilities, tax matters, environmental matters, obligations under Plans, Multiemployer Plans and Welfare Plans, collective bargaining agreements and other arrangements with employees, audited annual financial statements dated January 29, 1996, January 28, 1997 and January 27, 1998, interim financial statements dated March 7, 1998, the Consolidated pro forma balance sheet of the Parent Guarantor and its Subsidiaries and the Borrower and its Subsidiaries, in each case, taken as a whole, after giving effect to the Refinancing and the other transactions contemplated hereby and by the other Related Documents, dated as of March 7, 1998 and forecasts prepared by management of the Parent Guarantor in form and substance reasonably satisfactory to the Lender Parties, of balance sheets, income statements and cash flow statements on a monthly basis for the first year following the date of the Initial Extension of Credit and on an annual basis for each year thereafter until the scheduled Termination Date.

              (xv) Certificates and letters, in substantially the form of Exhibits M-1, M-2 and N, respectively, attesting to the Solvency of the Parent Guarantor and its Subsidiaries and the Borrower and its Subsidiaries, in each case taken as a whole, after giving effect to the Refinancing and the other transactions contemplated hereby and by the Related Documents, from the chief financial officer of the Parent Guarantor.

              (xvi)   [intentionally omitted]

              (xvii) A letter, in form and substance satisfactory to the Agent, from the Parent Guarantor to Ernst & Young, LLP, its independent certified public accountants, advising such accountants that, upon notice to the Borrower from the Agent, the Agent and the Lender Parties have been authorized to exercise all rights of the Parent Guarantor to require such accountants to disclose to the Lenders any and all financial statements and any other information of any kind that such accountants may have with respect to the Parent Guarantor and its Subsidiaries and directing such accountants to comply with any reasonable request of the Agent or any Lender Party for such information.

              (xviii) Evidence of insurance naming the Agent as additional insured or loss payee, as the case may be, with such responsible and reputable insurance companies or associations, and in such amounts and covering such risks, as is satisfactory to the Lender Parties, including, without limitation, business interruption insurance and product liability insurance.

              (xix) An intellectual property security agreement in substantially the form of Exhibit G hereto (together with each other intellectual property security agreement and security agreement supplement delivered pursuant to Section 5.01(m), in each case as amended, amended and restated, supplemented or otherwise modified from time to time in accordance with its terms, and as permitted by this Agreement, the "Intellectual Property Security Agreement"), duly executed by each Loan
      ----------------------------------------
     Party, together with evidence that all action that the Agent may deem necessary or desirable in order to perfect and protect the first priority Liens and security interests created under the Intellectual Property Security Agreement have been taken.

              (xx) A Canadian security agreement in substantially the form of Exhibit H hereto (as amended, amended and restated, supplemented or otherwise modified from time to time in accordance with its terms, and as permitted by this Agreement, the "Canadian Security Agreement"), duly
                                       ---------------------------
     executed by IA Canada, together with evidence that all action that the Agent may deem necessary or desirable in order to perfect and protect the first priority liens and security interests created under the Canadian Security Agreement has been taken.

              (xxi) Landlord consent for the Lewiston, Maine warehouse facilities in form and substance satisfactory to the Agent.

              (xxii) The satisfaction and termination of the Existing Credit Facilities.

              (xxiii) Blocked Account Letters (as defined in the Security Agreement) in form and substance satisfactory to the Agent entered into by the Borrower and each other Loan Party covering all existing deposit accounts as of the date of the Initial Extension of Credit (other than any deposit account with a deposit balance at all times less than $250,000), as listed on Schedule 3.01(k)(xxiii).

              (xxiv) A favorable opinion of Ropes & Gray, special counsel for the Loan Parties, in substantially the form of Exhibit K hereto.

              (xxv) Favorable opinions of local counsel to the Loan Parties, in substantially the form of Exhibit L hereto.

              (xxvi) An intercompany Subordination Agreement in substantially the form of Exhibit F hereto (as amended, amended and restated, supplemented or otherwise modified from time to time in accordance with its terms, and as permitted by this Agreement, the "Intercompany
                                                                   ------------
          Subordination Agreement"), duly executed by the Borrower.
          -----------------------

              (xxvii) A Borrowing Base Certificate certifying as to Inventory and Receivable balances for the period ended April 4, 1998.

              (xxviii) A Notice of Borrowing relating to the Initial Extension of Credit.

          SECTION  3.02.  Conditions Precedent to Each Borrowing, Swing Line
                          --------------------------------------------------
Advance and Issuance of Letters of Credit.  The obligation of each Appropriate
-----------------------------------------
Lender to make an Advance (other than a Letter of Credit Advance made by an Issuing Bank or a Working Capital Lender pursuant to Section 2.03(c) and a Swing Line Advance made by a Working Capital Lender pursuant to Section 2.02(b)) on the occasion of each Borrowing (including the Initial Extension of Credit), and the obligation of each Issuing Bank to issue a Letter of Credit (including the initial issuance) of a Letter of Credit and the obligation of the Swing Line Bank to make Swing Line Advances, shall be subject to the further conditions precedent that on the date of such Borrowing (including a Swing Line Borrowing made by the Swing Line Bank) issuance or Swing Line Borrowing (a) the following statements shall be true (and each of the giving of the applicable Notice of Borrowing (including a Swing Line Borrowing made by the Swing Line Bank), Notice of Issuance and the acceptance by the Borrower of the proceeds of such Borrowing or of such Letter of Credit shall constitute a representation and warranty by the Borrower that both on the date of such notice and on the date of such Borrowing or issuance such statements are true and correct):

          (i) the representations and warranties contained in each Loan Document are true and correct on and as of such date, both before and after giving effect to such Borrowing or issuance and to the application of the proceeds therefrom, as though made on and as of such date other than any such representations or warranties that, by their terms, refer to a specific date other than the date of such Borrowing or issuance, in which case, as of such specific date;

          (ii) no event has occurred and is continuing, or would result from such Borrowing or issuance or from the application of the proceeds therefrom, that constitutes a Default;

          (iii) for each Acquisition Borrowing, such Borrowing shall be in compliance with the terms set forth in Section 5.02(f)(xi), 5.02(f)(xvi) or 5.02(f)(xvii), as applicable, and, if requested by the Agent or the Required Lenders, the Borrower will provide the Lender Parties with certificates and letters of the type referred to in Section 3.01(k)(xv) after giving effect to the application of proceeds from such Borrowing; and

          (iv) for each Working Capital Advance or Swing Line Advance made by the Swing Line Bank or issuance of any Letter of Credit, the sum of the Loan Values of the Eligible Collateral (as determined based on the most recent Borrowing Base Certificate delivered to the Lender Parties hereunder) exceeds the aggregate principal amount of Working Capital Advances plus Swing Line Advances plus Letter of Credit Advances to be
              ----                     ----
     outstanding plus the aggregate Available Amount of all Letters of Credit
                 ----
     then outstanding after giving effect to such Advance or issuance, respectively;

and (b) the Agent shall have received such other approvals, opinions or documents as any Appropriate Lender Party through the Agent may reasonably request.

          SECTION  3.03.  Determinations Under Section 3.01.  For purposes of
                          ---------------------------------
determining compliance with the conditions specified in Section 3.01, each Lender Party shall be deemed to have consented to, approved or accepted or to be satisfied with each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to the Lender Parties unless an officer of the Agent responsible for the transactions contemplated by the Loan Documents shall have received notice from such Lender Party prior to the Initial Extension of Credit specifying such Lender Party's objection thereto, and, if the Initial Extension of Credit consists of a Borrowing, such Lender Party shall not have made available to the Agent such Lender Party's ratable portion of such Borrowing.


                                  ARTICLE IV

                        REPRESENTATIONS AND WARRANTIES

          SECTION  4.01.  Representations and Warranties of the Borrower and the
                          ------------------------------------------------------
Parent Guarantor. The Borrower and the Parent Guarantor each represents and
----------------
warrants as follows:

          (a) Each Loan Party and each of its Subsidiaries (i) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, (ii) is duly qualified and in good standing as a foreign corporation in each other jurisdiction in which it owns or leases property or in which the conduct of its business requires it to so qualify or be licensed, except where the failure to so qualify or be licensed could not be reasonably likely to have a Material Adverse Effect and (iii) has all requisite corporate power and authority (including, without limitation, all governmental licenses, permits and other approvals) to own or lease and operate its properties and to carry on its business as now conducted and as proposed to be conducted. All of the outstanding common stock of the Parent Guarantor has been validly issued, is fully paid and non-assessable and is owned by the Investor Group in the amounts and types specified in Part I of Schedule 4.01(a) hereto free and clear of all Liens. All of the outstanding preferred stock of the Parent Guarantor is owned by the Investor Group in the amounts and types specified in Part I of
     Schedule 4.01(a) hereto free and clear of all Liens. All of the outstanding capital stock of the Borrower has been validly issued, is fully paid and non-assessable and is owned by the Parent Guarantor in the amounts and types specified in Part II of Schedule 4.01(a) hereto free and clear of all Liens.

          (b) Set forth on Schedule 4.01(b) hereto is a complete and accurate list of all Subsidiaries of each Loan Party, showing as of the date of the Initial Extension of Credit (as to each such Subsidiary) the jurisdiction of its incorporation, the number of shares of each class of capital stock authorized, and the number outstanding, on the date of the Initial Extension of Credit and the percentage of the outstanding shares of each such class owned (directly or indirectly) by such Loan

     Party and the number of shares covered by all outstanding options, warrants, rights of conversion or purchase and similar rights as of the date of the Initial Extension of Credit. All of the outstanding capital stock of all of each Loan Party's Subsidiaries has been validly issued, is fully paid and non-assessable and is owned by such Loan Party or one or more of its Subsidiaries free and clear of all Liens, except those created under the Loan Documents. Each such Subsidiary (i) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, (ii) is duly qualified and in good standing as a foreign corporation in each other jurisdiction in which it owns or leases property or in which the conduct of its business requires it to so qualify or be licensed except where the failure to so qualify or be licensed could not be reasonably likely to have a Material Adverse Effect and (iii) has all requisite corporate power and authority (including, without limitation, all governmental licenses, permits and other approvals) to own or lease and operate its properties and to carry on its business as now conducted and as proposed to be conducted.

          (c) The execution, delivery and performance by each Loan Party of each Transaction Document to which it is or is to be a party, and the consummation of the Refinancing and the other transactions contemplated by the Transaction Documents, are within such Loan Party's corporate powers, have been duly authorized by all necessary corporate action, and do not (i) contravene such Loan Party's charter or bylaws, (ii) violate any law, rule, regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System), order, writ, judgment, injunction, decree, determination or award, (iii) conflict with or result in the breach of, or constitute a default under, any contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting any Loan Party, any of its Subsidiaries or any of their properties or (iv) except for the Liens created under the Loan Documents, result in or require the creation or imposition of any Lien upon or with respect to any of the properties of any Loan Party or any of its Subsidiaries. No Loan Party or any of its Subsidiaries is in violation of any such law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or in breach of any such contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument, the violation or breach of which could be reasonably likely to have a Material Adverse Effect.

          (d) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for (i) the due execution, delivery, recordation, filing or performance by any Loan Party of any Transaction Document to which it is or is to be a party, or for the consummation of the Refinancing or the other transactions contemplated by the Transaction Documents, (ii) the grant by any Loan Party of the Liens granted by it pursuant to the Collateral Documents, (iii) the perfection or maintenance of the Liens created under the Collateral Documents (including the first priority nature thereof) other than in connection with the proper filing and recordation of the Collateral Documents or (iv) the exercise by the Agent or any Lender Party of its rights under the Loan Documents or the remedies in respect of the Collateral pursuant to the Collateral Documents, except for the authorizations, approvals, actions, notices and filings listed on Schedule 4.01(d) hereto, all of which have been duly obtained, taken, given or made and are in full force and effect. All applicable waiting periods in connection with the Refinancing and the other transactions contemplated by the Transaction Documents have expired without any action having been taken by any competent authority restraining, preventing or imposing materially adverse conditions upon the Refinancing or the rights of the Loan Parties or their Subsidiaries freely to transfer or otherwise dispose of, or to create any Lien on, any properties now owned or hereafter acquired by any of them.

          (e) This Agreement has been, and each other Transaction Document when executed and delivered will have been, duly executed and delivered by each Loan Party party thereto. This Agreement is, and each other Transaction Document when delivered will be, the legal, valid and binding obligation of each Loan Party party thereto, enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or limiting creditors' rights or by equitable principles generally.

          (f) The Consolidated and consolidating balance sheets of the Parent Guarantor and its Subsidiaries as at January 30, 1998 and the related Consolidated and consolidating statements of income and a Consolidated statement of cash flow of the Parent Guarantor and its Subsidiaries for the fiscal year then ended, accompanied, as to such Consolidated financial statements, by an unqualified opinion of Ernst & Young LLP, independent public accountants, and the Consolidated and consolidating balance sheets of the Parent Guarantor and its Subsidiaries as at March 7, 1998 and the related Consolidated and consolidating statements of income and a Consolidated statement of cash flow of the Parent Guarantor and its Subsidiaries for the one month then ended, as to all such financial statements, duly certified by the chief financial officer of the Parent Guarantor, copies of which have been furnished to each Lender Party, fairly present, subject, in the case of said balance sheet as at March 7, 1998, and said statements of income and cash flow for the one month then ended, to year-end audit adjustments, the Consolidated financial condition of the Parent Guarantor and its Subsidiaries as at such dates and the results of operations of the Parent Guarantor and its Subsidiaries for the periods ended on such dates, all in accordance with generally accepted accounting principles applied on a consistent basis. Since January 30, 1998 there has been no Material Adverse Change.

          (g) The Consolidated forecasted balance sheets, statements of income and statements of cash flow of the Parent Guarantor and its Subsidiaries delivered to the Lender Parties pursuant to Section 3.01(k)(xiv) or 5.03 were prepared in good faith on the basis of the assumptions stated therein, which assumptions were fair in light of conditions existing at the time of delivery of such forecasts and at the time of the Initial Extension of Credit, and represented the Parent Guarantor's best estimate of its future financial performance.

          (h) Neither the Information Memorandum nor any other information, exhibit or report (excluding any financial projections), taken as a whole, furnished by or on behalf of any Loan Party or any of its Subsidiaries to the Agent or any Lender Party in connection with the negotiation of the Loan Documents or pursuant to the terms of the Loan Documents contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements made therein not misleading in light of the circumstances under which such information was provided and on the date of the Initial Extension of Credit.

          (i) There is no action, suit, investigation, litigation or proceeding affecting any Loan Party or any of its Subsidiaries, including any Environmental Action, pending or, to the knowledge of any Loan Party, threatened before any court, governmental agency or arbitrator that (i) could be reasonably likely to have a Material Adverse Effect or (ii) purports to affect the legality, validity or enforceability of the Refinancing or any Transaction Document or the consummation of the transactions contemplated by the Transaction Documents.

          (j) No proceeds of any Advance or drawings under any Letter of Credit will be used to acquire any equity security of a class that is registered pursuant to Section 12 of the Securities Exchange Act of 1934.

          (k) No Loan Party is engaged in the business of extending credit for the purpose of purchasing or carrying Margin Stock, and no proceeds of any Advance or drawings under any Letter of Credit will be used to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock.

          (l) Set forth on Schedule 4.01(l) hereto is a complete and accurate list as of the end of the immediately preceding fiscal quarter of all Plans, Multiemployer Plans and Welfare Plans.

          (m) No ERISA Event has occurred or is reasonably expected to occur with respect to any Plan.

          (n) As of the last annual actuarial valuation date, the funded current liability percentage, as defined in Section 302(d)(8) of ERISA, of each Plan exceeds 90%, and there has been no material adverse change in the funding status of any such Plan since such date.

          (o) Schedule B (Actuarial Information) to the most recent annual report (Form 5500 Series) for each Plan, copies of which have been filed with the Internal Revenue Service and furnished to the Lender Parties, is complete and accurate and fairly presents the funding status of such Plan, and since the date of such Schedule B there has been no material adverse change in such funding status.

          (p) Neither any Loan Party nor any ERISA Affiliate has incurred or is reasonably expected to incur any Withdrawal Liability to any Multiemployer Plan.

          (q) Neither any Loan Party nor any ERISA Affiliate has been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is in reorganization or has been terminated, within the meaning of Title IV of ERISA, and no such Multiemployer Plan is reasonably expected to be in reorganization or to be terminated, within the meaning of Title IV of ERISA.

          (r) Except as set forth in the financial statements referred to in this Section 4.01 and in Section 5.03, the Loan Parties and their respective Subsidiaries have no material liability with respect to "expected post retirement benefit obligations" within the meaning of Statement of Financial Accounting Standards No. 106.

          (s) To the knowledge of the Borrower, neither the business nor the properties of any Loan Party or any of its Subsidiaries are affected by any fire, explosion, accident, strike, lockout or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or of the public enemy or other casualty (whether or not covered by insurance) that could be reasonably likely to have a Material Adverse Effect.

          (t) The operations and properties of each Loan Party and each of its Subsidiaries comply in all material respects with all applicable Environmental Laws and Environmental Permits, all past claims of non-compliance with such Environmental Laws and Environmental Permits have been resolved without ongoing obligations or costs, and no circumstances exist that could be reasonably likely to (i) form the basis of an Environmental Action against any Loan Party or any of its Subsidiaries or any of their respective properties that could be reasonably likely to have a Material Adverse Effect or (ii) cause any such property to be subject to any material restrictions on ownership, occupancy, use or transferability under any Environmental Law.

          (u) None of the properties currently or, to the knowledge of the Loan Parties and their Subsidiaries, formerly owned or operated by any Loan Party or any of its Subsidiaries is listed or, to the knowledge of the Borrower and the Parent Guarantor, proposed for listing on the NPL or on the CERCLIS or any analogous foreign, state or local list or, to the knowledge of the Borrower and the Parent Guarantor, is adjacent to any such property; except as disclosed on Schedule 4.01(u) hereto, there are no and, to the knowledge of the Borrower and the Parent Guarantor, never have been any underground or aboveground storage tanks or any surface impoundments, septic tanks, pits, sumps or lagoons in which Hazardous Materials are being or have been treated, stored or disposed of on any property currently owned or operated by any Loan Party or any of its Subsidiaries or, to the best knowledge of the Borrower and the Parent Guarantor, on any property formerly owned or operated by any Loan Party or any of its Subsidiaries; there is no asbestos or asbestos-containing material on any property currently owned or operated by any Loan Party or any of its Subsidiaries; and Hazardous Materials have not been released, discharged or disposed of on any property currently or, to the knowledge of the Borrower and the Parent Guarantor, formerly owned or operated by any Loan Party or any of its Subsidiaries in a manner reasonably likely to result in a Material Adverse Effect.

          (v) Neither any Loan Party nor any of its Subsidiaries is undertaking, and has not completed, either individually or together with other potentially responsible parties, any investigation or assessment or remedial or response action relating to any actual or threatened release, discharge or disposal of Hazardous Materials at any site, location or operation, either voluntarily or pursuant to the order of any governmental or regulatory authority or the requirements of any Environmental Law, and all Hazardous Materials generated, used, treated, handled or stored at, or transported to or from, any property currently or, to the knowledge of the Borrower and the Parent Guarantor, formerly owned or operated by any Loan Party or any of its Subsidiaries have been disposed of in a manner not reasonably likely to result in material liability to any Loan Party or any of its Subsidiaries.

          (w) To the knowledge of the Loan Parties and their Subsidiaries, neither any Loan Party nor any of its Subsidiaries is a party to any indenture, loan or credit agreement or any lease or other agreement or instrument or subject to any charter or corporate restriction that could be reasonably likely to have a Material Adverse Effect.

          (x) The Collateral Documents create a valid and, once properly filed or recorded, perfected first priority security interest in the Collateral securing the payment of the Secured

     Obligations, and all filings and other actions necessary or desirable to perfect and protect such security interest have been (or, promptly following the closing, will be) duly taken. The Loan Parties are the legal and beneficial owners of the Collateral free and clear of any Lien, except for the Liens and security interests created or permitted under the Loan Documents and Permitted Liens.

          (y) Each Loan Party and each of its Subsidiaries and Affiliates has filed, has caused to be filed or has been included in all tax returns (federal, state, material local and foreign) required to be filed and has paid all taxes shown thereon to be due (other than as permitted under Section 5.01(b)), together with applicable interest and penalties.

          (z) Set forth on Schedule 4.01(z) hereto is a complete and accurate list, as of the date of the Initial Extension of Credit, of each taxable year of each Loan Party and each of its Subsidiaries and Affiliates for which federal income tax returns have been filed and for which the expiration of the applicable statute of limitations for assessment or collection has not occurred by reason of extension or otherwise (an "Open
                                                                          ----
     Year").
     ----

          (aa) There is no unpaid amount, as of the date of the Initial Extension of Credit, of adjustments to the federal income tax liability of each Loan Party and each of its Subsidiaries and Affiliates proposed by the Internal Revenue Service with respect to Open Years. No issues have been raised by the Internal Revenue Service in respect of Open Years that, in the aggregate, could have a Material Adverse Effect.

          (bb) There is no unpaid amount, as of the date of the Initial Extension of Credit, of adjustments to the state, local and foreign tax liability of any Loan Party or any of its Subsidiaries or Affiliates proposed by any state, local and foreign taxing authorities (other than amounts arising from adjustments to federal income tax returns, if any, or adjustments being contested in good faith). No issues have been raised by such taxing authorities that, in the aggregate, could have a Material Adverse Effect.

          (cc) The Parent Guarantor and each of its Subsidiaries have, as of the date of the Initial Extension of Credit, no net operating loss carryforwards for U.S. federal income tax purposes.

          (dd) Neither any Loan Party nor any of its Subsidiaries is an "investment company", or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended. Neither the making of any Advances, nor the issuance of any Letters of Credit, nor the application of the proceeds or repayment thereof by the Borrower, nor the consummation of the other transactions contemplated hereby will violate any provision of such Act or any rule, regulation or order of the Securities and Exchange Commission thereunder.

          (ee) Each Loan Party is, individually and together with its Subsidiaries, Solvent.

          (ff) Set forth on Schedule 4.01(ff) hereto is a complete and accurate list of all Existing Debt (other than Surviving Debt), showing as of the date of the Initial Extension of Credit the principal amount outstanding thereunder, the maturity date thereof and the amortization schedule therefor.

          (gg) Set forth on Schedule 4.01(gg) hereto is a complete and accurate list of all real property owned by any Loan Party or any of its Subsidiaries, showing as of the date of the Initial Extension of Credit the street address, county or other relevant jurisdiction, state, record owner and book and fair value thereof. Each Loan Party or such Subsidiary has good, marketable and insurable fee simple title to such real property, free and clear of all Liens, other than Liens created or permitted by the Loan Documents. To the best knowledge of the Loan Parties, all of the improvements located on the properties listed on Schedule 4.01(gg) hereto lie entirely within the boundaries of such properties, and none of such improvements violate any minimum set-back requirements, other dimensional regulations or restrictions of record.

          (hh) Set forth on Schedule 4.01(hh) hereto is a complete and accurate list of all leases of real property under which any Loan Party or any of its Subsidiaries is the lessee, showing as of the date of the Initial Extension of Credit the street address, county or other relevant jurisdiction, state, lessor, lessee, expiration date and annual rental cost thereof. Each such lease is the legal, valid and binding obligation of the lessor thereof, enforceable in accordance with its terms and neither any Loan Party nor any of its Subsidiaries has given nor received any notice of default or termination thereunder.

          (ii) Set forth on Schedule 4.01(ii) hereto is a complete and accurate list of all Investments held by any Loan Party or any of its Subsidiaries, showing as of the date of the Initial Extension of Credit the amount, obligor or issuer and maturity, if any, thereof.

          (jj) Set forth on Schedule 4.01(jj) hereto is a complete and accurate list of all patents, trademarks, trade names, service marks and copyrights, and all applications therefor and licenses thereof, of each Loan Party and each of its Subsidiaries, showing as of the date of the Initial Extension of Credit the jurisdiction in which registered, the registration number, the date of registration and the expiration date.

          (kk) IAIC does not conduct any business and has no material assets other than passive investment assets held on a basis consistent with past practices.


                                   ARTICLE V

              COVENANTS OF THE BORROWER AND THE PARENT GUARANTOR

          SECTION  5.01.  Affirmative Covenants.  So long as any Obligation of
                          ---------------------
any Loan Party under or in respect of any Loan Document shall remain unpaid, any Letter of Credit shall be outstanding, any Secured Hedge Agreement shall be in effect or any Lender Party shall have any Commitment hereunder, the Borrower and the Parent Guarantor shall:

          (a)  Compliance with Laws, Etc.  Comply, and cause each of their
               -------------------------
     Subsidiaries to comply, in all material respects, with all applicable laws, rules, regulations and orders, such compliance to include, without limitation, compliance with ERISA and the Racketeer Influenced and Corrupt Organizations Chapter of the Organized Crime Control Act of 1970.

          (b)  Payment of Taxes, Etc. Pay and discharge, and cause each of their
               ----------------
     Subsidiaries to pay and discharge, before the same shall become delinquent,
     (i) all taxes, assessments and governmental charges or levies imposed upon any of them or upon any of their property and (ii) all lawful claims that, if unpaid, might by law become a Lien upon any of their property; provided,
                                                                       --------
     however, that neither the Borrower nor the Parent Guarantor nor any of
     -------
     their respective Subsidiaries shall be required to pay or discharge any such tax, assessment, charge or claim that is being contested in good faith and by proper proceedings and as to which appropriate reserves are being maintained, unless and until any Lien resulting therefrom attaches to any of their property and becomes enforceable against their other creditors.

          (c)  Compliance with Environmental Laws. Comply, and cause each of
               ----------------------------------
     their Subsidiaries and all lessees and other Persons operating or occupying their properties to comply, in all material respects, with all applicable Environmental Laws and Environmental Permits; obtain and renew and cause each of their Subsidiaries to obtain and renew all Environmental Permits necessary for its operations and properties; and conduct, and cause each of their Subsidiaries to conduct, any investigation, study, sampling and testing, and undertake any cleanup, removal, remedial or other action necessary to remove and clean up all Hazardous Materials from any of their properties, in accordance with the requirements of all Environmental Laws; provided, however, that neither the Borrower nor the Parent Guarantor nor
     --------- -------
     any of their respective Subsidiaries shall be required to undertake any such cleanup, removal, remedial or other action to the extent that its obligation to do so is being contested in good faith and by proper proceedings and appropriate reserves are being maintained with respect to such circumstances.

          (d)  Maintenance of Insurance.  Maintain, and cause each of their
               ------------------------
     Subsidiaries to maintain, insurance with responsible and reputable insurance companies or associations in such amounts and covering such risks as is customarily carried by companies engaged in similar businesses as the Borrower and owning similar properties in the same general areas in which the Borrower, the Parent Guarantor or such Subsidiary operates; and maintain key man life insurance on Donald R. Jensen in an amount not less than $8,000,000 (which amount may be reduced by $2,000,000 on April 27, 1999 and on each anniversary thereafter), for the period from the date such insurance was obtained until the earlier of (i) the Termination Date or
     (ii) the later of the date that Donald R. Jensen ceases to be (x) an employee of the Borrower of the Parent Guarantor or (y) the chairman of the board of directors of the Borrower or the Parent Guarantor, with an insurance carrier and pursuant to an insurance policy reasonably satisfactory to the Agent, which policy shall at all times be subject to an Assignment of Life Insurance Policy to the Agent for the benefit of the Secured Parties.

          (e)  Preservation of Corporate Existence, Etc.  Preserve and maintain,
               ----------------------------------------
     and cause each of their Subsidiaries to preserve and maintain, its corporate existence, rights (charter and statutory), material permits, material licenses, material approvals, material privileges and franchises; provided, however, that the Borrower may consummate any merger or
     --------  -------
     consolidation permitted under Section 5.02(d).

          (f)  Visitation Rights.  At any reasonable time and from time to time,
               -----------------
     upon reasonable prior notice, permit the Agent or any of the Lender Parties or any agents or representatives thereof, to examine and make copies of and abstracts from the records and books of account of, and visit the properties of, the Parent Guarantor or any of its Subsidiaries, and to discuss the affairs, finances and accounts of the Parent Guarantor or any of its Subsidiaries with any of their officers or directors and with their independent certified public accountants.

          (g)   Preparation of Environmental Reports. At the request of the
                ------------------------------------
     Agent at the following times: (i) upon the occurrence and during the continuance of an Event of Default, (ii) upon the acquisition of real property by any Loan Party or any of its Subsidiaries (in which case the Agent's request shall be limited to the real property being acquired) and
     (iii) at any time when the Lender Parties have reason to believe that a condition exists or an event has occurred with respect to any properties owned or operated by the Borrower or any Subsidiary that may result in material liability pursuant to any Environmental Law, use commercially reasonable efforts to provide to the Lender Parties within 60 days after such request, at the expense of the Borrower, a Phase I environmental site assessment report for any of its or its Subsidiaries' properties described in such request which, if requested by the Required Lenders, may present significant liability or potential liability pursuant to an Environmental Law, prepared by an environmental consulting firm acceptable to the Agent (and, if based upon the recommendation of such environmental consulting firm, a Phase II environmental site assessment report) indicating the presence or absence of Hazardous Materials and the estimated cost of any compliance, removal or remedial action in connection with any Hazardous Materials on such properties; without limiting the generality of the foregoing, if the Agent determines at any time that a material risk exists that any such report will not be provided within the time period referred to above, the Agent may retain an environmental consulting firm to prepare such report at the expense of the Borrower, and each of the Borrower and the Parent Guarantor hereby grants and agrees to cause any Subsidiary that owns any property described in such request to grant at the time of such request, to the Agent, the Lender Parties, such firm and any agents or representatives thereof an irrevocable non-exclusive license, subject to the rights of tenants, to enter onto their respective properties to undertake such an assessment.

          (h)   Keeping of Books.  Keep, and cause each of their Subsidiaries to
                ----------------
     keep, proper books of record and account, in which full and correct entries shall be made of all financial transactions and the assets and business of the Borrower, the Parent Guarantor and each such Subsidiary in accordance with generally accepted accounting principles.

          (i)   Maintenance of Properties, Etc. Maintain and preserve, and cause
                ------------------------------
     each of their Subsidiaries to maintain and preserve, all of their properties that are reasonably required in the conduct of their business in good working order and condition, ordinary wear and tear excepted.

          (j)   Compliance with Terms of Leaseholds.  Make all payments and
                -----------------------------------
     otherwise perform all obligations in respect of all leases of real property to which the Parent Guarantor or any of its Subsidiaries is a party, keep such leases in full force and effect and not allow such leases to lapse or be terminated or any rights to renew such leases to be forfeited or canceled, notify the Agent of any material default by any party with respect to such leases and cooperate with the Agent in all respects to cure any such default, and cause each of their Subsidiaries to do so; provided,
                                                                      --------
     however, that the Borrower may engage in good faith disputes with landlords
     -------
     of and lease real property (other than the property subject to the Lewiston Lease), and may, in its reasonable discretion, terminate the leases for such real property if such termination would not have a Material Adverse Effect; provided further that
             -------- -------
     the Borrower may engage in good faith disputes with the landlord of the property subject to the Lewiston Lease and may, in its reasonable discretion, terminate the lease for such real property so long as, in each case, such disputes or termination is not reasonably likely to have a material adverse effect on the business, condition (financial or otherwise), operations, performance, properties or prospects of Falcon taken as a whole.

          (k)   Performance of Related Documents. Perform and observe all of the
                --------------------------------
     terms and provisions of each Related Document and each other material agreement to be performed or observed by the Parent Guarantor or any of its Subsidiaries, maintain each such Related Document in full force and effect, enforce such Related Document in accordance with its terms, take all such action to such end as may be from time to time requested by the Agent and, upon request of the Agent, make to each other party to each such Related Document such demands and requests for information and reports or for action as the Borrower or the Parent Guarantor is entitled to make under such Related Document.

          (l)   Transactions with Affiliates.  Conduct, and cause each of their
                ----------------------------
     Subsidiaries to conduct, all transactions otherwise permitted under the Loan Documents with any of their Affiliates on terms that are fair and reasonable and no less favorable to the Parent Guarantor or any of its Subsidiaries than it would obtain in a comparable arm's-length transaction with a Person not an Affiliate. Nothing herein is intended or shall be construed to (a) limit the performance by the Borrower or any of its Affiliates of obligations under the Fenway Management Agreement so long as no Default shall have occurred and be continuing or (b) restrict the ability of the Loan Parties to enter into any transaction not prohibited hereby in the ordinary course of business and which would not have a Material Adverse Effect.

          (m)   Covenant to Give Security and Guaranties.  (i)  At such time as
                ----------------------------------------
     any new direct or indirect Subsidiaries of any Loan Party are formed or acquired by such Loan Party and at the expense of the Borrower, within 10 days after such formation or acquisition, cause each such Subsidiary (including, without limitation, to the extent that no adverse tax consequences would result therefrom, any Foreign Subsidiary) and cause each direct and indirect parent (other than the Borrower, but, including, without limitation, to the extent that no adverse tax consequences would result therefrom, any Foreign Subsidiary) of such Subsidiary, if it has not already done so, to duly execute and deliver to the Agent a guaranty or guaranty supplement, in form and substance satisfactory to the Agent, guaranteeing all of the other Loan Parties' Obligations under the Loan Documents;

          (ii) At such time as any new direct or indirect Subsidiaries of any Loan Party are formed or acquired by such Loan Party and at the expense of the Borrower, within 10 days after such formation or acquisition, duly execute and deliver, and cause each such Subsidiary (other than any Foreign Subsidiary) and each direct and indirect parent of such Subsidiary, if it has not already done so, to duly execute and deliver, to the Agent, security agreements (pledging the capital stock of its Subsidiaries) and pledge agreements (granting a security interest in Collateral), respectively, as specified by and in form and substance satisfactory to the Agent, securing payment of all Obligations of the Loan Parties, such Subsidiary or such parent, as the case may be, under the Loan Documents and constituting Liens on all such properties; such pledge shall cover not more than 66% of the outstanding capital stock of any Foreign Subsidiary if it is directly owned by a Loan Party and not cover any of the outstanding capital stock of such Foreign Subsidiary if it is indirectly owned;

          (iii) Upon the reasonable request of the Agent and at the expense of the Borrower, (A) within 10 days after such request, furnish to the Agent a description of the real and personal properties of the Borrower and the Parent Guarantor and their Subsidiaries in detail satisfactory to the Agent, (B) within 15 days after such request, use commercially reasonable efforts to duly execute and deliver, and cause each such Subsidiary, and cause each direct and indirect parent of such Subsidiary (including, without limitation, to the extent that no adverse tax consequences would result therefrom, a Foreign Subsidiary) to duly execute and deliver to the Agent mortgages, pledges, assignments and other security agreements, as specified by and in form and substance reasonably satisfactory to the Agent, securing payment of all the Obligations of the Loan Parties under the Loan Documents and constituting Liens on all such properties, (C) within 30 days after such request, take whatever action, and cause each such Subsidiary, and cause each direct and indirect parent of such Subsidiary (including, without limitation, to the extent that no adverse tax consequences would result therefrom, a Foreign Subsidiary) to take whatever action (including, without limitation, the recording of mortgages, the filing of Uniform Commercial Code financing statements, the giving of notices and the endorsement of notices on title documents) may be necessary or advisable in the reasonable opinion of the Agent to vest in the Agent (or in any representative of the Agent designated by it) valid and subsisting Liens on the properties purported to be subject to the mortgages, pledges, assignments and security agreements delivered pursuant to this Section 5.01(m)(iii), enforceable against all third parties in accordance with their terms, (D) within 60 days after such request, deliver to the Agent, upon the request of the Agent in its reasonable discretion, a signed copy of a favorable opinion, addressed to the Agent and the other Secured Parties, of counsel for the Loan Parties reasonably acceptable to the Agent as to the matters contained in clauses (i) and (ii) of this
     Section 5.01(m) and subclauses (B) and (C) of this Section 5.01(m)(iii), as to such guaranties, guaranty supplements, mortgages, pledges, assignments and security agreements being legal, valid and binding obligations of each such Loan Party enforceable in accordance with their terms and as to such other matters as the Agent may reasonably request, (E) as promptly as practicable after such request, deliver, upon the request of the Agent in its reasonable discretion, to the Agent with respect to real property acquired after the date hereof by the Loan Parties, surveys meeting the criteria specified in Section 3.01(k)(viii)(B) and the Mortgage Policy and
     (F) at any time and from time to time promptly execute and deliver any and all further instruments and documents and take all such other action as the Agent may deem reasonably necessary or desirable in obtaining the full benefits of, or in perfecting and preserving the Liens of, such guaranties, guaranty supplements, mortgages, pledges, assignments and security agreements;

          (iv) At any time and from time to time, promptly execute and deliver and cause each of their Subsidiaries to promptly execute and deliver any and all further instruments and documents and take all such other action as the Agent may deem reasonably necessary or desirable in obtaining the full benefits of, or in perfecting and preserving the Liens of, the guaranties, mortgages, pledges, assignments and security agreements referred to in clauses (i), (ii) and (iii) above; and

          (v)    At the time of any loan to Donald R. Jensen in accordance with
     Section 5.02(f)(xv) and at the expense of the Borrower, duly execute and deliver to the Agent a pledge agreement pledging all of Donald R. Jensen's stock of the Parent Guarantor, as specified by and in form and substance reasonably satisfactory to the Agent, securing payment of all obligations of Donald R. Jensen under the promissory note evidencing such loan and constituting Liens on all such stock.

          (n)   [intentionally omitted].

          (o)   Syndication.  Take all actions which the Agent may reasonably
                -----------
     request to assist it in forming a syndicate acceptable to it including, but not limited to: (i) making senior management of the Loan Parties and representatives of the Loan Parties and the Investor Group available to participate in informational meetings with potential lenders at such times and places as the Agent may reasonably request; and (ii) timely providing the Agent with all information reasonably deemed necessary by the Agent to successfully complete the syndication, including, without limitation, a summary of the operating prospects (including financial projections) of the Parent Guarantor and its Subsidiaries.

          (p)   Maintenance of Accounts.  Maintain and cause each of their
                -----------------------
     Subsidiaries to maintain Blocked Accounts (as defined in the Security Agreement) on terms and conditions satisfactory to the Lender Parties.

          (q)   Further Assurances.  (i)  Promptly upon request by the Agent, or
                ------------------
     any Lender Party through the Agent, correct any material defect or error that may be discovered in any Loan Document or in the execution, acknowledgment, filing or recordation thereof, and

          (ii) Promptly upon request by the Agent, or any Lender Party through the Agent, do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts, deeds, conveyances, pledge agreements, mortgages, deeds of trust, trust deeds, assignments, financing statements and continuations thereof, termination statements, notices of assignment, transfers, certificates, assurances and other instruments as the Agent, or any Lender Party through the Agent, may reasonably require from time to time in order to (A) carry out more effectively the purposes of the Loan Documents, (B) to the fullest extent permitted by applicable law, subject any Loan Party's or any of its Subsidiaries' properties, assets, rights or interests to the Liens now or hereafter intended to be covered by any of the Collateral Documents, (C) perfect and maintain the validity, effectiveness and priority of any of the Collateral Documents and any of the Liens intended to be created thereunder and (D) assure, convey, grant, assign, transfer, preserve, protect and confirm more effectively unto the Agent and the Lender parties the rights granted or now or hereafter intended to be granted to the Agent and the Lender Parties under any Loan Document or under any other instrument executed in connection with any Loan Document to which any Loan Party or any of its Subsidiaries is or is to be a party.

          SECTION  5.02.  Negative Covenants.  So long as any Obligation of any
                          ------------------
Loan Party under or in respect of any Loan Document shall remain unpaid, any Letter of Credit shall be outstanding, any Secured Hedge Agreement shall be in effect or any Lender Party shall have any Commitment hereunder, neither the Borrower nor the Parent Guarantor shall, at any time:

          (a)   Liens, Etc.  Create, incur, assume or suffer to exist, or permit
                ----------
     any of their Subsidiaries to create, incur, assume or suffer to exist, any Lien on or with respect to any of their properties of any character (including, without limitation, accounts) whether now owned or hereafter acquired, or sign or file or suffer to exist, or permit any of their Subsidiaries to sign or file or suffer to exist, under the Uniform Commercial Code of any jurisdiction, a financing statement that names the Borrower or the Parent Guarantor or any of their Subsidiaries as debtor, or sign or suffer to exist, or permit any of their

     Subsidiaries to sign or suffer to exist, any security agreement authorizing any secured party thereunder to file such financing statement, or assign, or permit any of their Subsidiaries to assign, any accounts or other right to receive income; excluding, however, from the operation of the foregoing
                        ---------  -------
     restrictions the following:

               (i)    Liens created under the Loan Documents;

               (ii)   Permitted Liens;

               (iii)  Liens existing on the date hereof and described on
          Schedule 5.02(a)(iii) hereto;

               (iv) Liens arising in connection with Capitalized Leases permitted under Section 5.02(b)(i)(C); provided that no such Lien
                                                 --------
          shall extend to or cover any Collateral or assets other than the assets subject to such Capitalized Leases;

               (v) purchase money Liens upon or in real property or equipment acquired or held by the Borrower or any of its Subsidiaries in the ordinary course of business to secure the purchase price of such property or equipment or to secure Debt incurred solely for the purpose of financing the acquisition of any such property or equipment to be subject to such Liens, or Liens existing on any such property or equipment at the time of acquisition (other than any such Liens created in contemplation of such acquisition that do not secure the purchase price), or extensions, renewals or replacements of any of the foregoing for the same or a lesser amount; provided, however, that no
                                                     --------  -------
          such Lien shall extend to or cover any property other than the property or equipment being acquired, and no such extension, renewal or replacement shall extend to or cover any property not theretofore subject to the Lien being extended, renewed or replaced; and provided
                                                                       --------
          further that the aggregate principal amount of the Debt secured by
          -------
          Liens permitted by this clause (v) shall not exceed the amount permitted under Section 5.02(b)(i)(D) at any time outstanding and that any such Debt shall not otherwise be prohibited by the terms of the Loan Documents;

               (vi) the filing of financing statements solely as a precautionary measure in connection with operating leases permitted under Section 5.02(c);

               (vii) the replacement, extension or renewal of any Lien permitted by clause (iii) of this Section 5.02(a) upon or in the same property theretofore subject thereto or the replacement, extension or renewal (without increase in the amount or change in any direct or contingent obligor) of the Debt secured thereby; and

               (viii) Liens on property of a Person existing at the time such Person is merged into or consolidated with any Borrower or any Subsidiary of such Borrower or becomes a Subsidiary of such Borrower; provided that such Liens were not created in contemplation of such
          --------
          merger, consolidation or investment and do not extend to any assets other than those of the Person merged into or consolidated with such Borrower or such Subsidiary or acquired by such Borrower or such Subsidiary.

          (b)  Debt.  Create, incur, assume or suffer to exist, or permit any of
               ----
     its Subsidiaries to create, incur, assume or suffer to exist, any Debt other than:

               (i) in the case of the Borrower, the Parent Guarantor and their Subsidiaries,

                    (A)  Debt under the Loan Documents,

                    (B) Debt of the Borrower under the Senior Subordinated Notes and Debt of the Subsidiary Guarantors consisting of guaranties of the Senior Subordinated Notes to the extent required by the Senior Subordinated Note Indenture,

                    (C) Capitalized Leases not to exceed in the aggregate, together with Debt permitted under Section 5.02(b)(i)(D), $3,500,000 at any time outstanding,

                    (D) Debt secured by Liens permitted by Section 5.02(a)(v) not to exceed in the aggregate, together with Debt permitted under Section 5.02(b)(i)(C), $3,500,000 at any time outstanding,

                    (E)  Surviving Debt,

                    (F) indorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business,

                    (G)  intercompany Debt; provided that such Debt (w) shall
                                            --------
               constitute Pledged Indebtedness, (x) shall be evidenced by promissory notes in form and substance satisfactory to the Agent and such promissory notes shall be pledged as security for the Obligations under the Loan Documents of the holder thereof and delivered to the Agent pursuant to the terms of the Security Agreement, (y) shall, with respect to Debt of the Borrower, be subordinated to the Obligations of the Borrower under the Loan Documents on terms no less favorable to the Lender Parties than are set forth on Exhibit F hereto and (z) shall, with respect to Debt of the Borrower to IAIC, be on a basis consistent with past practice,

                    (H) additional unsecured Debt in an aggregate amount not to exceed $1,000,000 at any time outstanding,

                    (I) of any Person that becomes a Subsidiary of the Borrower after the date hereof in accordance with the terms of Section 5.02(f)(xi), 5.02(f)(xvi) or 5.02(f)(xvii) that is existing at the time such Person becomes a Subsidiary of the Borrower (other than Debt incurred solely in contemplation of such Person becoming a Subsidiary of the Borrower); provided that such Debt
                                                       --------
               shall be subordinated to the Obligations of the Loan Parties under the Loan Documents pursuant to a Subordination Agreement,

                   (J) Subordinated Debt incurred in connection with management stock repurchases to the extent the redemption price exceeds that amount permitted under 5.02(g)(ii); provided that such
                                                  --------
              Subordinated Debt shall mature not earlier than two years following the scheduled Termination Date, shall not bear cash interest until such date, shall contain subordination terms no less favorable to the Lender Parties than are set forth on Exhibit F hereto and shall otherwise be on terms acceptable to the Agent,

                   (K) Debt of the Parent Guarantor in respect of the Parent Guarantor's obligation to purchase employee options or stock after the termination of such employee, and

                   (L)  Debt of the Parent Guarantor under the Discount Notes.

              (ii) in the case of the Borrower,

                   (A) Debt in respect of Hedge Agreements designed to hedge against fluctuations in interest rates or foreign exchange rates incurred in the ordinary course of business and consistent with prudent business practice in an aggregate notional amount not to exceed $75,000,000 for all Hedge Agreements at any time outstanding, less, in all cases, the aggregate notional amount of
                           ----
              any Hedge Agreements that constitute Investments made under
              Section 5.02(f)(vii) at such time,

                   (B) Seller Subordinated Debt incurred in connection with any Investment permitted by Section 5.02(f)(xi) or 5.02(f)(xvii) or any Independent Shoe Distributorship Acquisition permitted under
              Section 5.02(f)(xvi); provided that such Seller Subordinated Debt
                                    --------
              shall mature not earlier than two years following the scheduled Termination Date, shall not bear cash interest until such date, shall contain subordination terms no less favorable to the Lender Parties than are set forth on Exhibit F hereto and shall otherwise be on terms acceptable to the Agent, and

                   (C) Debt of the Borrower with respect to retiree benefit plans to the persons listed on Schedule III hereto in an aggregate amount not to exceed $562,000 and no more than $68,400 in any fiscal year.

          (c) Lease Obligations. Create, incur, assume or suffer to exist, or
              -----------------
     permit any of their Subsidiaries to create, incur, assume or suffer to exist, any obligations as lessee (i) for the rental or hire of real or personal property in connection with any sale and leaseback transaction, or
     (ii) for the rental or hire of other real or personal property of any kind under leases or agreements to lease (including, without limitation, Capitalized Leases) having an original term of one year or more that would cause the direct and contingent liabilities of the Parent Guarantor and its Subsidiaries, on a Consolidated basis, in respect of all such obligations to exceed $5,000,000 payable in any period of 12 consecutive months.

          (d) Mergers, Etc. Merge into or consolidate with any Person or permit
              ------------
     any Person to merge into it, or permit any of their Subsidiaries to do so, except that:

              (i) any Subsidiary of the Borrower may merge into or consolidate with the Borrower or any other wholly-owned U.S. Subsidiary of the Borrower; provided that, in the case of any such
                                      --------
          merger or consolidation, the Person formed by such merger or consolidation shall be the Borrower or a wholly-owned U.S. Subsidiary of the Borrower, and

              (ii) in connection with any acquisition permitted under Section 5.02(f), any Subsidiary of the Borrower may merge into or consolidate with any other Person or permit any other Person to merge into or consolidate with it; provided that the Person surviving such merger
                               --------
          shall be a wholly-owned Subsidiary of the Borrower.

          (e) Sales, Etc., of Assets. Sell, lease, transfer or otherwise dispose
              ----------------------
     of, or permit any of their Subsidiaries to sell, lease, transfer or otherwise dispose of, any assets, or grant any option or other right to purchase, lease or otherwise acquire any assets other than Inventory to be sold in the ordinary course of its business, except:

              (i) sales of Inventory (including, without limitation, sales of obsolete Inventory) in the ordinary course of its business,

              (ii)   in a transaction authorized by subsection (d) of this
          Section 5.02,

              (iii) sales or trade-ins of used equipment for fair value in the ordinary course of business for cash or like assets in an aggregate amount not to exceed $350,000 in any Fiscal Year, and

              (iv) the sale of any asset by the Borrower or any Subsidiary (other than a bulk sale of Inventory and a sale of Receivables other than delinquent accounts for collection purposes only) so long as (A) the purchase price paid to the Borrower or such Subsidiary for such asset shall be no less than the fair market value of such asset at the time of such sale, (B) not less than 80% of the purchase price for such asset shall be paid to the Borrower or such Subsidiary in cash and (C) the aggregate purchase price paid to the Borrower and all of its Subsidiaries for such asset and all other assets sold by the Borrower and such Subsidiaries after the date hereof pursuant to this clause (iv) shall not exceed $3,000,000.

          (f)  Investments. Make or hold, or permit any of their Subsidiaries to
               -----------
     make or hold, any Investment other than:

              (i) loans and advances by the Borrower outstanding on the date hereof to Falcon and additional loans and advances to Falcon;

              (ii) loans and advances by the Borrower outstanding on the date hereof to IA Canada and additional loans and advances by the Borrower to IA Canada in an aggregate amount, together with Investments permitted by clause (xvii) of this
          Section 5.02(f) in entities organized under the laws of Canada, not to exceed $5,000,000 at any one time outstanding;

              (iii) loans and advances by the Borrower outstanding on the date hereof to Iron Age de Mexico S.A. de C.V. and additional loans and advances by the Borrower to Iron Age de Mexico S.A. de C.V. in an aggregate amount not to exceed $1,500,000 at any one time outstanding;

              (iv) loans and advances to employees in the ordinary course of the business of the Borrower as presently conducted in an aggregate principal amount not to exceed $250,000 at any time outstanding;

              (v) Investments by the Borrower and its Subsidiaries in demand deposit accounts maintained in the ordinary course of business with any Person of the type referred to in clause (i), (ii), (iii), (iv) or
          (v) of the definition of "Eligible Assignee";
                                    -----------------

              (vi) Investments by the Borrower in Cash Equivalents in an aggregate amount not to exceed at any time outstanding $2,500,000;

              (vii) Investments by the Borrower in respect of Hedge Agreements designed to hedge against fluctuations in interest rates or foreign exchange rates incurred in the ordinary course of business and consistent with prudent business practice;

              (viii) Investments existing on the date hereof and described on
          Schedule 4.01(ii) hereto;

              (ix)   Debt of the Borrower and its Subsidiaries permitted by
          Section 5.02(b)(i)(G);

              (x) stock or other securities acquired in the ordinary course of business of the Borrower in connection with the satisfaction or enforcement of Debt or claims due to the Borrower or as security for any such Debt or claim;

              (xi) additional Investments by the Borrower in wholly-owned U.S. Subsidiaries (including those permitted by Section 5.02(p)); provided,
                                                                       --------
          however, that the aggregate outstanding amount of equity Investments
          -------
          pursuant to this clause (xi) shall not exceed $10,000,000; and provided further that any such additional Investments that are for
          -------- -------
          Restricted Acquisitions shall meet all of the conditions set forth in clause (xvii) of this Section 5.02(f);

              (xii) loans and advances to management of the Borrower and the Parent Guarantor to finance any required equity investments of such management in the Parent Guarantor in the ordinary course of the business in an aggregate principal amount not to exceed $300,000 at any time outstanding;

              (xiii) Investments in joint ventures in an amount not to exceed $1,000,000;

              (xiv) Investments in IAIC solely on a basis consistent with past practice;

              (xv) commencing no earlier than February 1, 2002, loans to Donald R. Jensen in an amount not to exceed $3,500,000; provided that
                                                                  --------
          the sum of the aggregate amount of such loans plus the aggregate
                                                        ----
          amount of all stock options and stock repurchased in accordance with
          Section 5.02(g)(ii) may not exceed $3,500,000; provided further that
                                                         -------- -------
          no loan to Donald R. Jensen may be made in accordance with this clause
          (xv) unless all of Donald R. Jensen's stock of the Parent Guarantor has been pledged pursuant to Section 5.01(m)(v);

              (xvi) for Independent Shoe Distributorship Acquisitions not to exceed $1,500,000 in the aggregate in any Fiscal Year; and

              (xvii) any Investment by the Borrower either directly or through a wholly-owned U.S. Subsidiary or Canadian Subsidiary in a Restricted Acquisition; provided that amounts invested pursuant to this clause
                       --------
          (xvii) in entities organized under the laws of Canada, together with loans and advances permitted by clause (ii) of this Section 5.02(f), shall not exceed the amount set forth in such clause (ii); provided
                                                                     --------
          further that:
          -------

                     (1) both before and after giving effect to such Investment, no Default shall have occurred and be continuing,

                     (2) such Investment shall be substantially in the same lines of business or lines of business related thereto in which the Borrower or its Subsidiaries is engaged on the date hereof,

                     (3) such Subsidiary shall have complied with the terms and conditions of Section 5.01(m),

                     (4) both before and after giving effect to any such Investment, the Borrower shall be in pro forma compliance with
              Section 5.04(a) for the Rolling Period immediately prior to the date such Investment was made; provided that, for purposes of
                                             --------
              determining such compliance, the applicable ratio shall be determined as though such Rolling Period ended on the next following Rolling Period,

                     (5) immediately prior to the making of such Investment, the Borrower delivers to the Agent a certificate of its chief financial officer certifying as to compliance with the Leverage Ratio limits set forth in paragraph (4) of this Section 5.02(f)(xvii) and showing all calculations necessary to determine such compliance, and

                     (6) the Agent has received (i) the most recent audited and unaudited financial statements, including all pro forma adjustments, for such business or operating division, (ii) the pro forma combined balance sheet of the Parent Guarantor and its Subsidiaries and such business or operating division, in each case as of the most recently ended Rolling Period, and (iii) a schedule of Pro Forma EBITDA for such business or operating division on a monthly basis for the latest Rolling Period.

          (g) Restricted Payments. Declare or pay any dividends, purchase,
              -------------------
     redeem, retire, defease or otherwise acquire for value any of its capital stock or any warrants, rights or options to acquire such capital stock, now or hereafter outstanding, return any capital to its stockholders as such, make any distribution of assets, capital stock (other than dividends constituting shares of its common stock), warrants, rights, options, obligations or securities to its stockholders as such, or permit any of their Subsidiaries to do any of the foregoing or permit any of their Subsidiaries to purchase, redeem, retire, defease or otherwise acquire for value any capital stock of the Borrower or any warrants, rights or options to acquire such capital stock or to issue or sell any capital stock or any warrants, rights or options to acquire such capital stock, other than:

              (i) any Subsidiary of the Borrower may declare and pay cash dividends to the Borrower or to a wholly-owned U.S. Subsidiary of the Borrower,

              (ii) so long as no Default shall have occurred and be continuing or would result therefrom, to repurchase management stock options or stock in the event a manager is no longer employed by the Borrower in an aggregate amount not to exceed $3,500,000; provided that the
                                                        --------
          Borrower may declare and pay cash dividends for such purposes limited to (A) the repurchase of up to $250,000 in the aggregate in any Fiscal Year for the first five Fiscal Years following the date of the Initial Extension of Credit and (B) thereafter, only to repurchase the stock options or stock of Donald R. Jensen; provided further that the sum of
                                                -------- -------
          (x) the aggregate amount of such repurchases of stock options or stock under this paragraph (ii) plus (y) the aggregate amount of all loans
                                    ----
          made to Donald R. Jensen in accordance with Section 5.02(f)(xv) may not exceed $3,500,000; provided further that the Borrower may also use
                                 -------- -------
          for any such repurchase up to $2,000,000 of any proceeds of key man life insurance received on or about the time of such repurchase,

              (iii) so long as no Default shall have occurred and be continuing or would result therefrom, to issue paid-in-kind dividends on preferred stock,

              (iv) so long as no Default shall have occurred and be continuing or would result therefrom, to pay the Borrower's and its Subsidiaries' ratable shares of taxes so long as the Borrower shall have received such Subsidiaries' ratable share of taxes,

              (v) so long as no Default shall have occurred and be continuing or would result therefrom, to pay reasonable legal fees and accountants' fees incurred in the ordinary course of business,

              (vi)   [intentionally omitted],

              (vii) so long as no Default shall have occurred and be continuing or would result therefrom, to pay fees in accordance with the terms of
          Section 2 of the Fenway Management Agreement; provided, however, that
                                                        --------  -------
          in the event of an acquisition of another business contemplated by Section 2(d) of the Fenway Management Agreement and with respect to any management fees payable pursuant to Section 2(b)(v) of the Fenway Management Agreement, the amount of such management fee shall not exceed 1/4 of 1% of net sales for the immediately preceding Fiscal Year,

              (viii) a one-time special dividend to be paid to the stockholders of the Parent Guarantor on the date of the Initial Extension of Credit in an aggregate a mount not to exceed $17,800,000, and

              (ix) to pay fees and expenses, including, without limitation, legal fees, incurred in connection with the Refinancing, and the other transactions contemplated by this Agreement, the Loan Documents, the Discount Note Documents and the Subordinated Debt Documents.

          (h) Change in Nature of Business. Make, or permit any of their
              ----------------------------
     Subsidiaries to make, any material change in the nature of its business as carried on at the date hereof.

          (i) Amendments to Constitutive Documents.  Amend, or permit any of its
              ------------------------------------
     Subsidiaries to amend, its certificate of incorporation, bylaws or other constitutive documents in a manner materially adverse to the interests of the Secured Parties.

          (j) Accounting Changes.  Make or permit, or permit any of their
              ------------------
     Subsidiaries to make or permit, any change in (i) accounting policies or reporting practices, except as permitted or required by generally accepted accounting principles or (ii) Fiscal Year; provided, however, promptly upon
                                                --------  -------
     making or permitting any change in accounting policies or reporting practices in accordance with clause (i) of this Section 5.02(j), the Borrower or the Parent Guarantor shall provide the Agent with a detailed reconciliation on an ongoing basis reflecting such change.

          (k) Prepayments, Etc., of Debt. (i) Prepay, redeem, purchase, defease
              --------------------------
     or otherwise satisfy prior to the scheduled maturity thereof in any manner, or make any payment in violation of any subordination terms of, any Debt, other than (x) the prepayment of the Advances in accordance with the terms of this Agreement, and (y) if both before and after giving effect to any such prepayment, redemption, purchase, defeasance or other satisfaction, no Default has occurred or would result therefrom, regularly scheduled or required repayments or redemptions of Surviving Debt, or (ii) amend, modify or change in any manner any term or condition of any Surviving Debt, any Subordinated Debt or the Discount Notes, or permit any of their Subsidiaries to do any of the foregoing other than to prepay any Debt payable to the Borrower.

          (l) Amendment, Etc., of Related Documents.  Cancel or terminate any
              -------------------------------------
     Related Document or consent to or accept any cancellation or termination thereof, amend, modify or change in any manner any term or condition of any Related Document or any such agreement or give any consent, waiver or approval thereunder, waive any default under or any breach of any term or condition of any Related Document or any such agreement, agree in any manner to any other amendment, modification or change of any term or condition of any Related Document or any such agreement or take any other action in connection with any Related Document or any such agreement that would impair the value of the interest or rights of any Loan Party thereunder or that would impair the rights or interests of the Agent or any Lender Party, or permit any of their Subsidiaries to do any of the foregoing.

          (m) Negative Pledge.  Enter into or suffer to exist, or permit any of
              ---------------
     their Subsidiaries to enter into or suffer to exist, any agreement prohibiting or conditioning the creation or assumption of any Lien upon any of its property or assets other than (i) in favor of the Secured Parties or
     (ii) in connection with (A) any Surviving Debt, (B) any Subordinated Debt,
     (C) the Discount Notes and (D) any Debt secured by purchase money Liens and Capitalized Leases, in each case, to the extent permitted under Sections 5.02(b)(i)(C) and (D), respectively, and solely to the extent such agreement is limited to the property covered by such Liens.

          (n) Partnerships.  Become a general partner in any general or limited
              ------------
     partnership or joint venture, or permit any of their Subsidiaries to do so, other than as permitted pursuant to Section 5.02(f)(xiii).

          (o) Other Transactions.  Engage, or permit any of their Subsidiaries
              ------------------
     to engage, in any transaction involving commodity options or futures contracts or any similar speculative transactions (including, without limitation, take-or-pay contracts), except for Hedge Agreements permitted under Sections 5.02(b)(ii)(A) and 5.02(f)(vii).

          SECTION  5.03.  Reporting Requirements.  So long as any Obligation of
                          ----------------------
any Loan Party under or in respect of any Loan Document shall remain unpaid, any Letter of Credit shall be outstanding, any Secured Hedge Agreement shall be in effect or any Lender Party shall have any Commitment hereunder, the Parent Guarantor and the Borrower shall furnish to the Agent and the Lender Parties:

          (a) Default Notice.  As soon as possible and in any event within two
              --------------
     Business Days after any officer of any Loan Party obtains knowledge of the occurrence of each Default or any event, development or occurrence reasonably likely to have a Material Adverse Effect continuing on the date of such statement, a statement of the chief financial officer of the Parent Guarantor setting forth the details of such Default, event, development or occurrence and the action that the Parent Guarantor has taken and proposes to take with respect thereto.

          (b) Monthly Financials.  As soon as available and in any event within
              ------------------
     35 days after the end of each month (other than for each month on which a fiscal quarter is also ending, in which event such financials shall be delivered within 50 days), commencing with the month ended April 30, 1998, Consolidated and consolidating balance sheets of the Parent Guarantor and its Subsidiaries, the Borrower and its Subsidiaries and the IAC U.S. Operations, in each case as of the end of such month and Consolidated and consolidating statements of income and Consolidated statements of cash flow of the Parent Guarantor and its Subsidiaries, the Borrower and its Subsidiaries and the IAC U.S. Operations, in each case for the period commencing at the end of the previous month and ending with the end of such month and Consolidated and consolidating statements of income and Consolidated statements of cash flow of the Parent Guarantor and its Subsidiaries, the Borrower and its Subsidiaries and the IAC U.S. Operations, in each case for the period commencing at the end of the previous Fiscal Year and ending with the end of such month, setting forth in each case in comparative form the corresponding figures for the corresponding month and Fiscal Year-to-date period of the preceding

     Fiscal Year and the corresponding figures for the corresponding month and Fiscal Year-to-date period of the current annual forecast previously delivered pursuant to Section 5.03(e), all in reasonable detail and duly certified by the chief financial officer of the Parent Guarantor, together with (i) a certificate of the chief financial officer of the Parent Guarantor stating that no Default has occurred and is continuing or, if a Default has occurred and is continuing, a statement as to the nature thereof and the action that the Parent Guarantor has taken and proposes to take with respect thereto, (ii) a schedule in form satisfactory to the Agent of the computations used by the Parent Guarantor in determining compliance with the covenants contained in Sections 5.04(a) through (e),
     (iii) in the event of any change from GAAP in the generally accepted accounting principles used in the preparation of such financial statements, a statement of reconciliation conforming such financial statements to GAAP, and (iv) copies of any presentations to the board of directors of the Parent Guarantor.

          (c) Quarterly Financials.  As soon as available and in any event
              --------------------
     within 50 days after the end of each fiscal quarter of each Fiscal Year, Consolidated and consolidating balance sheets of the Parent Guarantor and its Subsidiaries, the Borrower and its Subsidiaries and the IAC U.S. Operations, in each case as of the end of such fiscal quarter and Consolidated and consolidating statements of income and a Consolidated statement of cash flow of the Parent Guarantor and its Subsidiaries, the Borrower and its Subsidiaries and the IAC U.S. Operations, in each case for the period commencing at the end of the previous fiscal quarter and ending with the end of such fiscal quarter and Consolidated and consolidating statements of income and a Consolidated statement of cash flow of the Parent Guarantor and its Subsidiaries, the Borrower and its Subsidiaries and the IAC U.S. Operations, in each case for the period commencing at the end of the previous Fiscal Year and ending with the end of such fiscal quarter, setting forth in each case in comparative form the corresponding figures for the corresponding period and Fiscal Year-to-date period of the preceding Fiscal Year, all in reasonable detail and duly certified (subject to year-end audit adjustments) by the chief financial officer of the Parent Guarantor as having been prepared in accordance with generally accepted accounting principles consistent with those applied in the most recent annual audit, together with (i) a certificate of the chief financial officer of the Parent Guarantor stating that no Default has occurred and is continuing or, if a Default has occurred and is continuing, a statement as to the nature thereof and the action that the Parent Guarantor has taken and proposes to take with respect thereto, (ii) a schedule in form satisfactory to the Agent of the computations used by the Parent Guarantor in determining compliance with the covenants contained in Sections 5.04(a) through (e), (iii) in the event of any change from GAAP in the generally accepted accounting principles used in the preparation of such financial statements, a statement of reconciliation conforming such financial statements to GAAP and (iv) copies of any presentations to the board of directors of the Parent Guarantor.

          (d) Annual Financials.  As soon as available and in any event within
              -----------------
     90 days after the end of each Fiscal Year, a copy of the annual audit report for such year for the Parent Guarantor and its Subsidiaries, including therein Consolidated balance sheets of the Parent Guarantor and its Subsidiaries as of the end of such Fiscal Year and Consolidated statements of income and a Consolidated statement of cash flow of the Parent Guarantor and its Subsidiaries, in each case for the period commencing at the end of the previous Fiscal Year and ending with the end of such Fiscal Year, in each case accompanied by an unqualified opinion of Ernst & Young, LLP or other independent public accountants of recognized standing reasonably acceptable to the Required Lenders, and consolidating balance sheets of the Parent Guarantor and its Subsidiaries as of the end of such Fiscal

     Year and consolidating statements of income of the Parent Guarantor and its Subsidiaries for such Fiscal Year, all in reasonable detail and duly certified by the chief financial officer of the Parent Guarantor as having been prepared in accordance with GAAP, together with (i) a certificate of such accounting firm to the Lender Parties stating that in the course of the regular audit of the business of the Parent Guarantor and its Subsidiaries, which audit was conducted by such accounting firm in accordance with generally accepted auditing standards, such accounting firm has obtained no knowledge that a Default under Section 5.04 has occurred and is continuing, or if, in the opinion of such accounting firm, a Default under Section 5.04 has occurred and is continuing, a statement as to the nature thereof, (ii) a schedule in form satisfactory to the Agent of the computations used by such accounting firm in determining, as of the end of such Fiscal Year, compliance with the covenants contained in Sections 5.04(a) through (e), (iii) a certificate of the chief financial officer of the Parent Guarantor stating that no Default has occurred and is continuing or, if a default has occurred and is continuing, a statement as to the nature thereof and the action that the Parent Guarantor has taken and proposes to take with respect thereto, (iv) in the event of any change from GAAP in the generally accepted accounting principles used in the preparation of such financial statements, a statement of reconciliation conforming such financial statements to GAAP and (v) copies of any presentations to the board of directors of the Parent Guarantor.

          (e) Annual Forecasts.  As soon as available and in any event no later
              ----------------
     than the end of each Fiscal Year, forecasts prepared by management of the Parent Guarantor, in form satisfactory to the Agent, of Consolidated balance sheets, income statements and cash flow statements on a monthly basis for the Fiscal Year following such Fiscal Year then ended.

          (f) ERISA Events and ERISA Reports.  (i) Promptly and in any event
              ------------------------------
     within 10 days after any Loan Party or any ERISA Affiliate knows or has reason to know that any ERISA Event has occurred, a statement of the chief financial officer of the Parent Guarantor describing such ERISA Event and the action, if any, that such Loan Party or such ERISA Affiliate has taken and proposes to take with respect thereto and (ii) on the date any records, documents or other information must be furnished to the PBGC with respect to any Plan pursuant to Section 4010 of ERISA, a copy of such records, documents and information.

          (g) Plan Terminations.  Promptly and in any event within two Business
              -----------------
     Days after receipt thereof by any Loan Party or any ERISA Affiliate, copies of each notice from the PBGC stating its intention to terminate any Plan or to have a trustee appointed to administer any Plan.

          (h) Actuarial Reports.  Promptly and in any event within 30 days after
              -----------------
     receipt thereof by any Loan Party or any ERISA Affiliate, a copy of the annual actuarial valuation report of each Plan the funded current liability percentage (as defined in Section 302(d)(8) of ERISA) of which is less than 90% or the unfunded current liability of which exceeds $250,000.

          (i) Plan Annual Reports.  Promptly and in any event within 30 days
              -------------------
     after the filing thereof with the Internal Revenue Service, copies of each Schedule B (Actuarial Information) to the annual report (Form 5500 Series) with respect to each Plan.

          (j) Multiemployer Plan Notices.  Promptly and in any event within five
              --------------------------
     Business Days after receipt thereof by any Loan Party or any ERISA Affiliate from the sponsor of a Multiemployer Plan, copies of each notice concerning (i) the imposition of Withdrawal Liability by any such Multiemployer Plan, (ii) the reorganization or termination, within the meaning of Title IV of ERISA, of any such Multiemployer Plan or (iii) the amount of liability incurred, or that may be incurred, by such Loan Party or any ERISA Affiliate in connection with any event described in clause (i) or (ii) of this Section 5.03(j).

          (k) Litigation.  Promptly and in any event within 30 days after the
              ----------
     commencement thereof, notice of all actions, suits, investigations, litigation and proceedings before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, affecting any Loan Party or any of its Subsidiaries of the type described in Section 4.01(i).

          (l) Securities Reports.  Promptly and in any event within 30 days
              ------------------
     after the sending or filing thereof, copies of all proxy statements, financial statements and reports that any Loan Party or any of its Subsidiaries sends to its stockholders, and copies of all regular, periodic and special reports, and all registration statements, that any Loan Party or any of its Subsidiaries files with the Securities and Exchange Commission or any governmental authority that may be substituted therefor, or with any national securities exchange.

          (m) Creditor Reports.  Promptly and in any event within 30 days after
              ----------------
     the furnishing thereof, copies of any statement or report furnished to any other holder of the securities of any Loan Party or of any of its Subsidiaries (including, without limitation, the holders of the Senior Subordinated Notes) pursuant to the terms of any indenture, loan or credit or similar agreement and not otherwise required to be furnished to the Lender Parties pursuant to any other clause of this Section 5.03.

          (n) Agreement Notices.  Promptly and in any event within 30 days after
              -----------------
     receipt thereof, copies of all notices, requests and other documents received by any Loan Party or any of its Subsidiaries under or pursuant to any Related Document or indenture, loan or credit or similar agreement regarding or related to any breach or default by any party thereto or any other event that could materially impair the value of the interests or the rights of any Loan Party or any of its Subsidiaries or otherwise have a Material Adverse Effect, and copies of any amendment, modification or waiver of any provision of any Related Agreement or indenture, loan or credit or similar agreement and, from time to time upon request by the Agent, such information and reports regarding the Related Documents as the Agent may reasonably request.

          (o) Revenue Agent Reports.  Within 10 days after receipt, copies of
              ---------------------
     all Revenue Agent Reports (Internal Revenue Service Form 886), or other written proposals of the Internal Revenue Service, that propose, determine or otherwise set forth positive adjustments to the Federal income tax liability of the affiliated group (within the meaning of Section 1504(a)(1) of the Internal Revenue Code) of which the Borrower is a member aggregating $250,000 or more.

          (p) Environmental Conditions.  Promptly after the assertion or
              ------------------------
     occurrence thereof, notice of any Environmental Action against or of any condition or occurrence on any property of any Loan Party or any of its Subsidiaries that results in a material noncompliance by any Loan Party or any of its Subsidiaries with any Environmental Law or Environmental Permit that
     (i) could be reasonably expected to have a Material Adverse Effect or (ii) cause any property described in the Mortgages to be subject to any restrictions on ownership, occupancy, use or transferability under any Environmental Law.

          (q) Real Property.  Within 30 days after the end of each Fiscal Year,
              -------------
     a report supplementing Schedules 4.01(gg) and 4.01(hh) hereto, including an identification of all real and leased property disposed of by the Parent Guarantor or any of its Subsidiaries during such Fiscal Year, a list and description (including the street address, county or other relevant jurisdiction, state, record owner, book value thereof, and in the case of leases of property, lessor, lessee, expiration date and annual rental cost thereof) of all real property acquired or leased during such Fiscal Year and a description of such other changes in the information included in such Schedules as may be necessary for such Schedules to be accurate and complete.

          (r) Insurance.  As soon as available and in any event within 30 days
              ---------
     after the end of each Fiscal Year, a report summarizing the insurance coverage (specifying type, amount and carrier) in effect for the Parent Guarantor and its Subsidiaries and containing such additional information as any Lender Party (through the Agent) may reasonably specify.

          (s) Borrowing Base Certificate.  As soon as available and in any event
              --------------------------
     within 30 days after the end of each month, a Borrowing Base Certificate, as at the end of such month, certified by the chief financial officer of the Parent Guarantor.

          (t) Other Information.  Such other information respecting the
              -----------------
     business, condition (financial or otherwise), operations, performance, properties or prospects of any Loan Party or any of its Subsidiaries as any Lender Party (through the Agent) may from time to time reasonably request.

          (u) Collateral Report.  As soon as available and in any event within
              -----------------
     30 days after the end of each month, a report prepared by the chief financial officer of the Borrower, in form and substance satisfactory to the Agent (and, if the Agent so requests, in a form capable of being processed by the Agent's computers), setting forth (i) the aging of all Receivables and Inventory and (ii) such other information reasonably requested by the Agent.

          (v) Leases.   (i) Promptly after the occurrence thereof, notification
              ------
     to the Agent of (A) any event constituting a default under the Lewiston Lease, and (B) any material adverse change affecting the premises demised under the Lewiston Lease and (ii) on a quarterly basis, notification to the Agent of any change in the list of retail leases shown on Schedule 4.01(hh) hereto.

          SECTION  5.04.  Financial Covenants.  So long as any Obligation of any
                          -------------------
Loan Party under or in respect of any Loan Document shall remain unpaid, any Letter of Credit shall be outstanding, any Secured Hedge Agreement shall be in effect or any Lender Party shall have any Commitment hereunder, the Parent Guarantor shall:

          (a) Leverage Ratio.  Maintain a Leverage Ratio for each Rolling Period
              --------------
     set forth below of not more than the amount set forth below for such Rolling Period:

          ROLLING PERIOD ENDING CLOSEST TO                 RATIO
          --------------------------------                 -----
          July 31, 1998                                 6.25 : 1.00
          October 31, 1998                              6.25 : 1.00
          January 31, 1999                              6.25 : 1.00

          April 30, 1999                                6.25 : 1.00
          July 31, 1999                                 6.25 : 1.00
          October 31, 1999                              6.25 : 1.00
          January 31, 2000                              6.00 : 1.00

          April 30, 2000                                6.00 : 1.00
          July 31, 2000                                 5.75 : 1.00
          October 31, 2000                              5.75 : 1.00
          January 31, 2001                              5.50 : 1.00

          April 30, 2001                                5.50 : 1.00
          July 31, 2001                                 5.50 : 1.00
          October 31, 2001                              5.25 : 1.00
          January 31, 2002                              5.25 : 1.00

          April 30, 2002                                5.00 : 1.00
          July 31, 2002                                 5.00 : 1.00
          October 31, 2002                              4.75 : 1.00
          January 31, 2003                              4.75 : 1.00

          April 30, 2003                                4.50 : 1.00
          July 31, 2003                                 4.50 : 1.00
          October 31, 2003                              4.25 : 1.00
          January 31, 2004                              4.25 : 1.00

          (b) Fixed Charge Coverage Ratio.  Maintain a Fixed Charge Coverage
              ---------------------------
     Ratio for each Rolling Period of not less than 1.10 for such Rolling
     Period.

          (c) Interest Coverage Ratio. Maintain an Interest Coverage Ratio for
              -----------------------
     each Rolling Period set forth below of not less than the amount set forth below for such Rolling Period:

          ROLLING PERIOD ENDING CLOSEST TO                 RATIO
          --------------------------------                 -----
          July 31, 1998                                 1.60 : 1.00
          October 31, 1998                              1.60 : 1.00
          January 31, 1999                              1.60 : 1.00

          April 30, 1999                                1.60 : 1.00
          July 31, 1999                                 1.75 : 1.00
          October 31, 1999                              1.75 : 1.00
          January 31, 2000                              1.75 : 1.00

          April 30, 2000                                1.75 : 1.00
          July 31, 2000                                 1.75 : 1.00
          October 31, 2000                              1.75 : 1.00
          January 31, 2001                              1.75 : 1.00

          April 30, 2001                                1.75 : 1.00
          July 31, 2001                                 2.00 : 1.00
          October 31, 2001                              2.00 : 1.00
          January 31, 2002                              2.00 : 1.00

          April 30, 2002                                2.00 : 1.00
          July 31, 2002                                 2.00 : 1.00
          October 31, 2002                              2.00 : 1.00
          January 31, 2003                              2.00 : 1.00

          April 30, 2003
                and thereafter                          1.75 : 1.00

          (d) Capital Expenditures.  Not make, or permit any of its Subsidiaries
              --------------------
     to make, any Capital Expenditures that would cause the aggregate of all such Capital Expenditures made by the Parent Guarantor and its Subsidiaries in any Fiscal Year set forth below to exceed the amount set forth below for such Fiscal Year:

                    FISCAL YEAR                         AMOUNT
                    -----------                         ------
                       1999                           $3,000,000
                       2000                           $3,000,000
                       2001                           $3,500,000
                       2002                           $3,500,000
                       2003                           $4,000,000
                       2004                           $4,000,000

     provided, however, that if, at the end of any Fiscal Year (the "Prior
     --------  -------                                               -----
     Fiscal Year") set forth above, the amount specified above for such Fiscal
     -----------
     Year exceeds the amount of Capital Expenditures made by the

     Parent Guarantor and its Subsidiaries during such Fiscal Year (the amount of such excess from such prior Fiscal Year being the "Excess Amount"), the
                                                           -------------
     Parent Guarantor and its Subsidiaries shall be entitled to make additional Capital Expenditures in the succeeding Fiscal Year in an amount (such amount being referred to herein as the "Carryover Amount") equal to the
                                             ----------------
     Excess Amount for such prior Fiscal Year; provided further, however, that
                                               -------- -------  -------
     such Carryover Amount may only be used in such succeeding Fiscal Year and may only be used after utilization of the amount allocated above in this
     Section 5.04(d) for such succeeding Fiscal Year.


                                  ARTICLE VI

                               EVENTS OF DEFAULT

          SECTION  6.01.  Events of Default.  If any of the following events
                          -----------------
("Events of Default") shall occur and be continuing:
  -----------------

          (a) (i) the Borrower shall fail to pay any principal of any Advance when the same becomes due and payable, or (ii) the Borrower or any other Loan Party shall fail to pay any interest on any Advance or make any other payment under any Loan Document within two Business Days of when the same becomes due and payable; or

          (b) any representation or warranty made by any Loan Party (or any of its officers) under or in connection with any Loan Document shall prove to have been incorrect in any material respect when made; or

          (c) any Loan Party shall fail to perform or observe any term, covenant or agreement contained in Section 2.14, 5.01(e), (f), (g), (l), (m) or (n), 5.02, 5.03 or 5.04; or

          (d) any Loan Party shall fail to perform or observe any other term, covenant or agreement contained in any Loan Document on its part to be performed or observed if such failure shall remain unremedied for 20 days after the date on which a Responsible Officer of the Borrower becomes aware of such failure; or

          (e) any Loan Party or any of its Subsidiaries shall fail to pay any principal of, premium or interest on or any other amount payable in respect of any Debt that is outstanding in a principal or notional amount of at least $1,000,000 either individually or in the aggregate (but excluding Debt outstanding hereunder) of such Loan Party or such Subsidiary, as the case may be, when the same shall become due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt; or any other event shall occur or condition shall exist under any agreement or instrument relating to any such Debt and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of such Debt or otherwise to cause, or to permit the holder thereof to cause, such Debt to mature; or any such Debt shall be declared to be due and payable or required to be prepaid or redeemed (other than by a regularly scheduled required prepayment or redemption), purchased or defeased, or an offer to prepay, redeem, purchase or defease such Debt shall be required to be made, in each case prior to the stated maturity thereof; or

          (f) any Loan Party or any of its Subsidiaries shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against any Loan Party or any of its Subsidiaries seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it) that is being diligently contested by it in good faith, either such proceeding shall remain undismissed or unstayed for a period of 45 days or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or any substantial part of its property) shall occur; or any Loan Party or any of its Subsidiaries shall take any corporate action to authorize any of the actions set forth above in this subsection (f); or

          (g) any judgment or order for the payment of money in excess of $1,000,000 (to the extent not fully paid or discharged) shall be rendered against any Loan Party or any of its Subsidiaries and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order or (ii) there shall be any period of 20 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

          (h) any non-monetary judgment or order shall be rendered against any Loan Party or any of its Subsidiaries that could reasonably be likely to have a Material Adverse Effect, and there shall be any period of 20 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

          (i) any provision of any Loan Document after delivery thereof pursuant to Section 3.01, 5.01(m) or 5.01(q) shall for any reason cease to be valid and binding on or enforceable against any Loan Party party to such Loan Document, or any such Loan Party shall so state in writing; or

          (j)    any Collateral Document after delivery thereof pursuant to
     Section 3.01, 5.01(m) or 5.01(q) shall for any reason (other than pursuant to the terms thereof) cease to create a valid and perfected first priority lien on and security interest in the Collateral purported to be covered thereby; or

          (k) (i) the Fenway Fund shall cease to be the record and beneficial owner of in excess of 50% of the number of shares of fully diluted common stock of the Parent Guarantor issued and outstanding; or (ii) any Person or two or more Persons acting in concert, other than the Investor Group, shall have acquired by contract or otherwise, or shall have entered into a contract or arrangement that, upon consummation, will result in its or their acquisition of the power to exercise, directly or indirectly, a controlling influence over the management or policies of the Parent Guarantor; or (iii) the Parent Guarantor shall cease to own 100% of the capital stock of the Borrower; or

          (l) any ERISA Event shall have occurred with respect to a Plan and the sum (determined as of the date of occurrence of such ERISA Event) of the Insufficiency of such Plan and the Insufficiency of any and all other Plans with respect to which an ERISA Event shall have occurred and then exist (or the liability of the Loan Parties and the ERISA Affiliates related to such ERISA Event) exceeds $1,000,000; or

          (m) any Loan Party or any ERISA Affiliate shall have been notified by the sponsor of a Multiemployer Plan that it has incurred Withdrawal Liability to such Multiemployer Plan in an amount that, when aggregated with all other amounts required to be paid to Multiemployer Plans by the Loan Parties and the ERISA Affiliates as Withdrawal Liability (determined as of the date of such notification), exceeds $1,000,000 or requires payments exceeding $250,000 per annum; or

          (n) any Loan Party or any ERISA Affiliate shall have been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is in reorganization or is being terminated, within the meaning of Title IV of ERISA, and as a result of such reorganization or termination the aggregate annual contributions of the Loan Parties and the ERISA Affiliates to all Multiemployer Plans that are then in reorganization or being terminated have been or will be increased over the amounts contributed to such Multiemployer Plans for the plan years of such Multiemployer Plans immediately preceding the plan year in which such reorganization or termination occurs by an amount exceeding $250,000;

then, and in any such event, the Agent (i) shall at the request, or may with the consent, of the Required Lenders, by notice to the Borrower, declare the Commitments of each Lender Party and the obligation of each Lender to make Advances (other than Letter of Credit Advances by the Issuing Bank or a Working Capital Lender pursuant to Section 2.03(c) and Swing Line Advances by a Working Capital Lender pursuant to Section 2.02(b)) and of the Issuing Bank to issue Letters of Credit to be terminated, whereupon the same shall forthwith terminate, and (ii) shall at the request, or may with the consent, of the Required Lenders, by notice to the Borrower, declare the Notes, all interest thereon and all other amounts payable under this Agreement and the other Loan Documents to be forthwith due and payable, whereupon the Notes, all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower; provided, however, that in the
                                             --------  -------
event of an actual or deemed entry of an order for relief with respect to any Loan Party or any of its Subsidiaries under the Federal Bankruptcy Code, (x) the Commitments of each Lender Party and the obligation of each Lender to make Advances (other than Letter of Credit Advances by the Issuing Bank or a Working Capital Lender pursuant to Section 2.03(c) and Swing Line Advances by a Working Capital Lender pursuant to Section 2.02(b)) and of the Issuing Bank to issue Letters of Credit shall automatically be terminated and (y) the Notes, all such interest and all such amounts shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the Borrower; and provided further that the Agent and
                                             -------- -------
the Lenders shall not have the right to declare the Notes and the other amounts payable under this Agreement and the other Loan Documents to be forthwith due and payable solely as a result of the occurrence and continuance of an Event of Default under Section 6.01(o) until the date that is at least 45 days after the date on which notice of the occurrence and continuance of such Event of Default shall have been given by the Agent or the Required Lenders to the Borrower (it being understood and agreed that the suspension of the rights of acceleration of the Lender Parties set forth in this proviso shall in no way limit or otherwise affect any of the other consequences provided for in the Loan Documents of, or any of the other rights and remedies afforded to the Agent or any of the Lender Parties as a result of, the occurrence and continuance of such Event of Default).

          SECTION 6.02.  Actions in Respect of the Letters of Credit upon
                         ------------------------------------------------
Default.  If any Event of Default shall have occurred and be continuing, the
-------
Agent may, irrespective of whether it is taking any of the actions described in
Section 6.01 or otherwise, make demand upon the Borrower to, and forthwith upon such demand the Borrower shall, pay to the Agent on behalf of the Lender Parties in same day funds at the Agent's office designated in such demand, for deposit in the L/C Cash Collateral Account, an amount equal to the aggregate Available Amount of all Letters of Credit then outstanding. If at any time the Agent determines that any funds held in the L/C Cash Collateral Account are subject to any right or claim of any Person other than the Agent and the Lender Parties or that the total amount of such funds is less than the aggregate Available Amount of all Letters of Credit, the Borrower shall, forthwith upon demand by the Agent, pay to the Agent, as additional funds to be deposited and held in the L/C Cash Collateral Account, an amount equal to the excess of (a) such aggregate Available Amount over (b) the total amount of funds, if any, then held in the L/C Cash Collateral Account that the Agent determines to be free and clear of any such right and claim.


                                  ARTICLE VII

                                PARENT GUARANTY

          SECTION 7.01.  Guaranty.  The Parent Guarantor hereby unconditionally
                         --------
and irrevocably guarantees the punctual payment when due, whether at stated maturity, by acceleration or otherwise, of all Obligations of each Loan Party now or hereafter existing under or in respect of the Loan Documents, whether for principal, interest, fees, expenses or otherwise (such Obligations being the

"Guaranteed Obligations"), and agrees to pay any and all expenses (including,
-----------------------
without limitation, reasonable counsel fees and expenses) incurred by the Agent or the Lender Parties in enforcing any rights under this Guaranty. Without limiting the generality of the foregoing, the Parent Guarantor's liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by any Loan Party to the Agent or any Lender Party under the Loan Documents but for the fact that such Obligations are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving any Loan Party.

          SECTION 7.02.  Guaranty Absolute.  The Parent Guarantor guarantees
                         -----------------
that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Loan Documents, regardless of any law, rule, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Agent or the Lenders with respect thereto. The Obligations of the Parent Guarantor under this Guaranty are independent of the Guaranteed Obligations or any other Obligations of any Loan Party under the Loan Documents, and a separate action or actions may be brought and prosecuted against the Parent Guarantor to enforce this Guaranty, irrespective of whether any action is brought against the Borrower or whether the Borrower is joined in any such action or actions. The liability of the Parent Guarantor under this Guaranty shall be irrevocable, absolute and unconditional irrespective of, and the Parent Guarantor hereby irrevocably waives any defenses it may now or hereafter have in any way relating to, any or all of the following:

          (a) any lack of validity or enforceability of any Loan Document or any agreement or instrument relating thereto;

          (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations or any other Obligations of any other Loan Party under the Loan Documents, or any other amendment or waiver of or any consent to departure from any Loan Document, including, without limitation, any increase in the Guaranteed Obligations resulting from the extension of additional credit to the Borrower, the Parent Guarantor or any of their Subsidiaries or otherwise;

          (c) any taking, exchange, release or non-perfection of any Collateral, or any taking, release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Guaranteed Obligations;

          (d) any manner of application of the Collateral, or proceeds thereof, to all or any of the Guaranteed Obligations, or any manner of sale or other disposition of any Collateral for all or any of the Guaranteed Obligations or any other Obligations of any other Loan Party under the Loan Documents or any other assets of the Borrower, the Parent Guarantor or any of their Subsidiaries ;

          (e) any change, restructuring or termination of the corporate structure or existence of the Borrower, the Parent Guarantor or any of their Subsidiaries; or

          (f) any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by the Agent or any Lender Party that might otherwise constitute a defense available to, or a discharge of, the Borrower, the Parent Guarantor or any other guarantor or surety.

This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by the Agent or any Lender Party upon the insolvency, bankruptcy or reorganization of the Borrower, the Parent Guarantor or any of their Subsidiaries or otherwise, all as though such payment had not been made.

          SECTION 7.03.  Waiver.  The Parent Guarantor hereby waives
                         ------
promptness, diligence, notice of acceptance and any other notice with respect to any of the Guaranteed Obligations and this Guaranty and any requirement that the Agent or any Lender Party protect, secure, perfect or insure any Lien or any property subject thereto or exhaust any right or take any action against the Borrower or any other Person or any Collateral. The Parent Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by the Loan Documents and that the waiver set forth in this Section 7.03 is knowingly made in contemplation of such benefits.

          SECTION 7.04.  Payments Free and Clear of Taxes, Etc.  (a)  Any and
                         -------------------------------------
all payments made by the Parent Guarantor hereunder shall be made, in accordance with Section 2.11, free and clear of and without deduction for any and all present or future Taxes. If the Parent Guarantor shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder to any Lender Party or the Agent, (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 7.04) such Lender Party or the Agent, as the case may be, receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Parent Guarantor shall make such deductions and (iii) the Parent Guarantor shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

          (b) In addition, the Parent Guarantor agrees to pay any present or future Other Taxes.

          (c) The Parent Guarantor shall indemnify each Lender Party and the Agent for the full amount of Taxes and Other Taxes, and for the full amount of taxes of any kind imposed by any jurisdiction on amounts payable under this
Section 7.04, paid by such Lender Party or the Agent, as the case may be, and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto. This indemnification shall be made within 30 days from the date such Lender Party or the Agent, as the case may be, makes written demand therefor.

          (d) Within 30 days after the date of any payment of Taxes, the Parent Guarantor shall furnish to the Agent, at its address referred to in
Section 9.02, appropriate evidence of payment thereof. If any Taxes are payable in respect of any payment hereunder by the Parent Guarantor through an account or branch outside the United States or on behalf of the Parent Guarantor by a payor that is not a United States Person, the Parent Guarantor shall furnish, or shall cause such payor to furnish, to the Agent a certificate from each appropriate taxing authority or authorities, or an opinion of counsel acceptable to the Agent, in either case stating that such payment is exempt from or not subject to Taxes.

          (e) Each Lender Party organized under the laws of a jurisdiction outside the United States shall, on or prior to the date of its execution and delivery of this Agreement, in the case of each Initial Lender or Initial Issuing Bank, as the case may be, and on the date of the Assignment and Acceptance pursuant to which it became a Lender Party, in the case of each other Lender Party, and from time to time thereafter if requested in writing by the Parent Guarantor or the Agent (but only so long thereafter as such Lender Party remains lawfully able to do so), provide the Agent and the Parent Guarantor with two (2) duly completed copies of Internal Revenue Service form 1001 or 4224, as appropriate, or any successor form prescribed by the Internal Revenue Service, certifying that such Lender Party is exempt from or is entitled to a reduced rate of United States withholding tax on payments under or in respect of this Agreement and the Notes. To the extent that any such form becomes obsolete with respect to any Lender Party, such Lender Party shall, upon the reasonable written request of the Parent Guarantor to such Lender Party and the Agent (but only if such Lender Party is lawfully able to do so) provide two (2) copies of either an updated or successor form to the Parent Guarantor and the Agent. If the form provided by a Lender Party at the time such Lender Party first becomes a party to this Agreement indicates a United States interest withholding tax rate in excess of zero, withholding tax at such rate shall be considered excluded from Taxes unless and until such Lender Party provides the appropriate form certifying that a lesser rate applies, whereupon withholding tax at such lesser rate only shall be considered excluded from Taxes for periods governed by such form; provided, however, that, if at the date of the Assignment and
           --------  -------
Acceptance pursuant to which a Lender Party becomes a party to this Agreement, the Lender Party assignor was entitled to payments under subsection (a) of this
Section 7.04 in respect of United States withholding tax with respect to interest paid at such date, then, to such extent, the term Taxes shall include (in addition to withholding taxes that may be imposed in the future or other amounts otherwise includable in Taxes) United States withholding tax, if any, applicable with respect to the Lender Party assignee on such date. If any form or document referred to in this subsection (e) requires the disclosure of information, other than information necessary to compute the tax payable and information required on the date hereof by Internal Revenue Service form 1001 or 4224, that such Lender Party reasonably considers to be confidential, such Lender Party shall give notice thereof to the Parent Guarantor and shall not be obligated to include in such form or document such confidential information.

          (f) For any period with respect to which a Lender Party has failed to provide the Parent Guarantor with the appropriate form described in subsection (e) of this Section 7.04 (other than if the Parent Guarantor has failed to timely request with reasonable notice any appropriate renewal, successor or any other form or if such form otherwise is not required under subsection (e) of this Section 7.04), such Lender Party shall not be entitled to indemnification under subsection (a) or (c) of this Section 7.04 with respect to Taxes imposed by the United States; provided, however, that should a Lender
                                    --------  -------
Party become subject to Taxes because of its failure to deliver a form required hereunder, the Parent Guarantor shall take such steps as such Lender Party shall reasonably request to assist such Lender Party to recover such Taxes.

          (g) Without prejudice to the survival of any other agreement of the Parent Guarantor hereunder, the agreements and obligations of the Parent Guarantor contained in this Section 7.04 shall survive the payment in full of the Guaranteed Obligations and all other amounts payable under this Guaranty.

          (h) If the Agent or any Lender Party, in its sole opinion, determines that it has finally and irrevocably received or been granted a refund in respect of any Taxes or Other Taxes as to which indemnification has been paid by the Parent Guarantor pursuant to subsection (a) or (c) of this Section 7.04, it shall promptly remit such refund to the Parent Guarantor, net of all out-of-pocket expenses of the Agent or such Lender Party; provided, however, that the
                                                   --------  -------
Parent Guarantor, upon the request of the Agent or such Lender Party, agrees promptly to return such refund to such party in the event such party is required to repay such refund to the relevant taxing authority. The Agent or such Lender Party shall provide the Parent Guarantor with a copy of any notice or assessment from the relevant taxing authority (deleting any confidential information contained therein) requiring payment of such refund. At the request and expense of the Parent Guarantor, the Agent or any Lender Party, as the case may be, shall use commercially reasonable efforts to seek a refund of any Taxes or Other Taxes as to which indemnification has been paid by the Parent Guarantor pursuant to subsection (a) or (c) of this Section 7.04. Nothing contained herein shall impose an obligation on the Agent or any Lender Party to disclose to any party any information regarding tax affairs and computations.

          (i) Any Lender Party claiming any additional amounts payable pursuant to this Section 7.04 agrees to use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to change the jurisdiction of its Eurodollar Lending Office if the making of such a change would avoid the need for, or reduce the amount of, any such additional amounts that may thereafter accrue and would not, in the reasonable judgment of such Lender Party, be otherwise disadvantageous to such Lender Party.

          SECTION 7.05.  Continuing Guaranty; Assignments.  This Guaranty is a
                         --------------------------------
continuing guaranty and shall (a) remain in full force and effect until the later of (i) the cash payment in full of the Guaranteed Obligations and all other amounts payable under or in respect of this Guaranty and (ii) the Termination Date, (b) be binding upon the Parent Guarantor, its successors and assigns and (c) inure to the benefit of and be enforceable by the Lender Parties, the Agent and their successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), any Lender Party may assign or otherwise transfer all or any portion of its rights and obligations hereunder (including, without limitation, all or any portion of its Commitment, the

Advances owing to it and the Note or Notes held by it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise, in each case as provided in
Section 9.07.

          SECTION 7.06.  Subrogation.  The Parent Guarantor shall not exercise
                         -----------
any rights that it may now or hereafter acquire against the Borrower or any other insider guarantor that arise from the existence, payment, performance or enforcement of the Parent Guarantor's Obligations under or in respect of this Agreement or any other Loan Document, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of the Agent or any Lender Party against the Borrower or any other insider guarantor or any Collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from the Borrower or any other insider guarantor, directly or indirectly, in cash or other property or by setoff or in any other manner, payment or security on account of such claim, remedy or right, unless and until all of the Obligations and all other amounts payable under this Guaranty shall have been paid in full in cash and the Commitments shall have expired or terminated. If any amount shall be paid to the Parent Guarantor in violation of the preceding sentence at any time prior to the later of (i) the payment in full in cash of the Guaranteed Obligations and all other amounts payable under this Guaranty and (ii) the Termination Date, such amount shall be held in trust for the benefit of the Agent and the Lender Parties and shall forthwith be paid to the Agent to be credited and applied to the Guaranteed Obligations and all other amounts payable under this Guaranty, whether matured or unmatured, in accordance with the terms of the Loan Documents, or to be held as collateral for any Guaranteed Obligations or other amounts payable under this Guaranty thereafter arising. If
(i) the Parent Guarantor shall make payment to the Agent or any Lender Party of all or any part of the Guaranteed Obligations, (ii) all of the Guaranteed Obligations and all other amounts payable under this Guaranty shall be paid in full in cash and (iii) the Termination Date shall have occurred, the Agent and the Lender Parties shall, at the Parent Guarantor's request and expense, execute and deliver to the Parent Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to the Parent Guarantor of an interest in the Guaranteed Obligations resulting from such payment by the Parent Guarantor.


                                 ARTICLE VIII

                                   THE AGENT

          SECTION 8.01.  Authorization and Action.  Each Lender Party (in its
                         ------------------------
capacities as a Lender, a Swing Line Bank (if applicable), the Issuing Bank (if applicable) and a potential Hedge Bank) hereby appoints and authorizes the Agent to take such action as Agent on its behalf and to exercise such powers and discretion under this Agreement and the other Loan Documents as are delegated to the Agent by the terms hereof and thereof, together with such powers and discretion as are reasonably incidental thereto. As to any matters not expressly provided for by the Loan Documents (including, without limitation, enforcement or collection of the Notes), the Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders, and such instructions shall be binding upon all Lender Parties and all holders of Notes; provided, however, that the Agent shall not be required to take any action that
--------  -------
exposes the Agent to personal liability or that is contrary to this Agreement or applicable law. The Agent agrees to give to each Lender Party prompt notice of each notice given to it by the Borrower pursuant to the terms of this Agreement.

          SECTION 8.02.  Agent's Reliance, Etc.  Neither the Agent nor any of
                         ---------------------
its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with the Loan Documents, except for its or their own gross negligence or willful misconduct. Without limiting the generality of the foregoing, the Agent: (a) may treat the payee of any Note as the holder thereof until the Agent receives and accepts an Assignment and Acceptance entered into by the Lender that is the payee of such Note, as assignor, and an Eligible Assignee, as assignee, as provided in Section 9.07; (b) may consult with legal counsel (including counsel for any Loan Party), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (c) makes no warranty or representation to any Lender Party and shall not be responsible to any Lender Party for any statements, warranties or representations (whether written or oral) made in or in connection with the Loan Documents; (d) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of any Loan Document on the part of any Loan Party or to inspect the property (including the books and records) of any Loan Party; (e) shall not be responsible to any Lender Party for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of, or the perfection or priority of any lien or security interest created or purported to be created under or in connection with, any Loan Document or any other instrument or document furnished pursuant thereto; and (f) shall incur no liability under or in respect of any Loan Document by acting upon any notice, consent, certificate or other instrument or writing (which may be by telegram, telecopy or telex) believed by it to be genuine and signed or sent by the proper party or parties.

          SECTION 8.03.  BNP and Affiliates.  With respect to its Commitments,
                         ------------------
the Advances made by it and the Notes issued to it, BNP shall have the same rights and powers under the Loan Documents as any other Lender Party and may exercise the same as though it were not the Agent; and the term "Lender Party" or "Lender Parties" shall, unless otherwise expressly indicated, include BNP in its individual capacity. BNP and its affiliates may accept deposits from, lend money to, act as trustee under indentures of, accept investment banking engagements from and generally engage in any kind of business with, any Loan Party, any of its Subsidiaries and any Person who may do business with or own securities of any Loan Party or any such Subsidiary, all as if BNP were not the Agent and without any duty to account therefor to the Lender Parties.

          SECTION 8.04.  Lender Party Credit Decision.  Each Lender Party
                         ----------------------------
acknowledges that it has, independently and without reliance upon the Agent or any other Lender Party and based on the financial statements referred to in
Section 4.01 and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender Party also acknowledges that it will, independently and without reliance upon the Agent or any other Lender Party and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement.

          SECTION 8.05.  Indemnification.  (a) Each Lender Party severally
                         ---------------
agrees to indemnify the Agent (to the extent not promptly reimbursed by the Borrower) from and against such Lender Party's ratable share (determined as provided below) of any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever that may be imposed on, incurred by, or asserted against the Agent in any way relating to or arising out of the Loan Documents or any action taken or omitted by the Agent under the Loan Documents (collectively, the "Agent Indemnified Costs"); provided, however, that no Lender Party shall be
 -----------------------    --------  -------
liable for any portion of the Agent Indemnified Costs resulting from the Agent's gross negligence or willful misconduct as found in a final, non-appealable judgment by a court of competent jurisdiction. Without limiting the generality of the foregoing, each Lender Party agrees to reimburse the Agent promptly upon demand for its ratable share of any costs and expenses (including, without limitation, reasonable fees and expenses of counsel) payable by the Borrower under Section 9.04, to the extent that the Agent is not promptly reimbursed for such costs and expenses by the Borrower. For purposes of this Section 8.05(a), the Lender Parties' respective ratable shares of any amount shall be determined, at any time, according to the sum of (a) the aggregate principal amount of the Advances outstanding at such time and owing to the respective Lender Parties and
(b) their respective Unused Working Capital Commitments and Unused Acquisition Commitments at such time. In the case of any investigation, litigation or proceeding giving rise to any Agent Indemnified Costs, this Section 8.05(a) shall apply whether any such investigation, litigation or proceeding is brought by the Agent, any Lender, any other Lender Party or a third party. The failure of any Lender Party to reimburse the Agent promptly upon demand for its ratable share of any amount required to be paid by the Lender Party to the Agent as provided herein shall not relieve any other Lender Party of its obligation hereunder to reimburse the Agent for its ratable share of such amount, but no Lender Party shall be responsible for the failure of any other Lender Party to reimburse the Agent for such other Lender Party's ratable share of such amount.

          (b) Each Lender severally agrees to indemnify the Issuing Bank (to the extent not promptly reimbursed by the Borrower) from and against such Lender's ratable share (determined as provided below) of any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever that may be imposed on, incurred by, or asserted against the Issuing Bank in any way relating to or arising out of the Loan Documents or any action taken or omitted by the Issuing Bank under the Loan Documents (collectively, the "Issuing Bank
                                                                 ------------
Indemnified Costs"); provided, however, that no Lender shall be liable for any
-----------------    --------  -------
portion of the Issuing Bank Indemnified Costs resulting from the Issuing Bank's gross negligence or willful misconduct as found in a final non-appealable judgment by a court of competent jurisdiction. Without limiting the generality of the foregoing, each Lender agrees to reimburse the Issuing Bank promptly upon demand for its ratable share of any costs and expenses (including, without limitation, reasonable fees and expenses of counsel) payable by the Borrower under Section 9.04, to the extent that the Issuing Bank is not promptly reimbursed for such costs and expenses by the Borrower. For purposes of this
Section 8.05(b), the Lender Parties' respective ratable shares of any amount shall be determined, at any time, according to the sum of (a) the aggregate principal amount of the Advances outstanding at such time and owing to the respective Lender Parties, (b) their respective Pro Rata Shares of the aggregate Available Amount of all Letters of Credit outstanding at such time and (c) their respective Unused Working Capital Commitments and Unused Acquisition Commitments at such time. In the case of any investigation, litigation or proceeding giving rise to Issuing Bank Indemnified Costs, this Section 8.05(b) shall apply whether any such investigation, litigation or proceeding is brought by the Issuing Bank, any Lender, any other Lender Party or a third party. The failure of any Lender Party to reimburse the Issuing Bank promptly upon demand for its ratable share of any amount required to be paid by the Lender Parties to the Issuing Bank as provided herein shall not relieve any other Lender Party of its obligation hereunder to reimburse the Issuing Bank for its ratable share of such amount, but no Lender Party shall be responsible for the failure of any other Lender Party to reimburse the Issuing Bank for such other Lender Party's ratable share of such amount.

          (c) Without prejudice to the survival of any other agreement of any Lender Party hereunder, the agreement and obligations of each Lender Party contained in this Section 8.05(c) shall survive the payment in full of principal, interest and all other amounts payable hereunder and under the other Loan Documents.

          SECTION 8.06.  Successor Agents.  The Agent may resign at any time by
                         ----------------
giving written notice thereof to the Lender Parties and the Borrower and may be removed at any time with or without cause by the Required Lenders. Upon any such resignation or removal, the Required Lenders, and so long as no Default has occurred and is continuing, with the consent of the Borrower (which consent shall not be unreasonably withheld or delayed), shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring Agent's giving of notice of resignation or the Required Lenders' removal of the retiring Agent, then the retiring Agent may, on behalf of the Lender Parties, appoint a successor Agent, which shall be a commercial bank organized under the laws of the United States or of any state thereof and having a combined capital and surplus of at least $250,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor Agent and upon the execution and filing or recording of such financing statements, or amendments thereto, and such amendments or supplements to the Mortgages, and such other instruments or notices, as may be necessary or desirable, or as the Required Lenders may request, in order to continue the perfection of the Liens granted or purported to be granted by the Collateral Documents, such successor Agent shall succeed to and become vested with all the rights, powers, discretion, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under the Loan Documents. If within 45 days after written notice is given of the retiring Agent's resignation or removal under this Section 8.06 no successor Agent shall have been appointed and shall have accepted such appointment, then on such 45/th/ day (i) the retiring Agent's resignation or removal shall become effective, (ii) the retiring Agent shall thereupon be discharged from its duties and obligations under the Loan Documents and (iii) the Required Lenders shall thereafter perform all duties of the retiring Agent under the Loan Documents until such time, if any, as the Required Lenders appoint a successor Agent as provided above. After any retiring Agent's resignation or removal hereunder as Agent shall become effective, the provisions of this Article VIII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.


                                  ARTICLE IX

                                 MISCELLANEOUS

          SECTION 9.01.  Amendments, Etc.  No amendment or waiver of any
                         ---------------
provision of this Agreement or the Notes or any other Loan Document, nor consent to any departure by the Borrower or any other Loan Party therefrom, shall in any event be effective unless the same shall be in writing and signed (or, in the case of the Collateral Documents, consented to) by the Required Lenders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that (a) no
                                          --------  -------
amendment, waiver or consent shall, unless in writing and signed by all of the Lenders, do any of the following at any time: (i) waive any of the conditions specified in Section 3.01 or, in the case of the Initial Extension of Credit,
Section 3.02, (ii) change the percentage of (x) the Commitments, (y) the aggregate unpaid principal amount of the Advances or (z) the aggregate Available Amount of outstanding Letters of Credit that, in each case, shall be required for the Lenders or any of them to take any action hereunder, (iii) release all or substantially all of the Collateral in any transaction or series of related transactions or permit the creation, incurrence, assumption or existence of any Lien on all or substantially all of the Collateral in any transaction or series of related transactions to secure any Obligations other than Obligations owing to the Secured Parties under the Loan Documents or (iv) amend this Section 9.01 and (b) no amendment, waiver or consent shall, unless in writing and signed by the Required Lenders and each Lender that has a Commitment under the Acquisition Facility or the Working Capital Facility if affected by such amendment, waiver or consent, (i) increase the Commitments of such Lender or subject such Lender to any additional obligations, (ii) reduce the principal of, or interest on, the Notes held by such Lender or any fees or other amounts payable hereunder to such Lender, (iii) postpone any scheduled date fixed for any payment of principal of, or interest on, the Notes held by such Lender or any fees or other amounts payable hereunder to such Lender or (iv) change the order of application of any prepayment set forth in Section 2.06 in any manner that materially affects such Lender; provided further that no amendment, waiver or consent shall, unless in writing
-------- -------
and signed by the Swing Line Bank or the Issuing Bank, in addition to the Lenders required above to take such action, affect the rights or obligations of the Swing Line Bank or the Issuing Bank under this Agreement; and provided
                                                                  --------
further that no amendment, waiver or consent shall, unless in writing and signed
-------
by the Agent in addition to the Lenders required above to take such action, affect the rights or duties of the Agent under this Agreement or the other Loan Documents.

          (b) Each Lender Party grants (x) to the Agent the right to purchase all (but not less than all) of such Lender Party's Commitments and Advances owing to it and the Notes held by it and all of its rights and obligations hereunder and under the other Loan Documents at a price equal to the aggregate amount of outstanding Advances owed to such Lender Party (together with all accrued and unpaid interest and fees owed to such Lender), and (y) so long as no Default has occurred and is continuing, to the Borrower the right to cause an assignment of all (but not less than all) of such Lender Party's Commitments and Advances owing to it and the Notes held by it and all of its rights and obligations hereunder and under the other Loan Documents, which right may be exercised by the Agent or the Borrower, as the case may be, if such Lender Party refuses to execute any amendment, waiver or consent which requires the written consent of all the Lenders and to which the Required Lenders, the Agent and the Borrower have agreed. Each Lender Party agrees that if the Agent or the Borrower, as the case may be, exercises its option hereunder, it shall promptly execute and deliver all agreements and documentation necessary to effectuate such assignment as set forth in Section 9.07.

          SECTION 9.02.  Notices, Etc.  All notices and other communications
                         ------------
provided for hereunder shall be in writing (including telegraphic, telecopy or telex communication) and mailed, telegraphed, telecopied, telexed or delivered by an overnight courier of nationally recognized standing, if to the Borrower or the Parent Guarantor, each at its address at Robinson Plaza Three, Suite 400, Pittsburgh, PA 15205, Attention: Chief Financial Officer, telecopier number
(412)787-8112; if to any Initial Lender or any Initial Issuing Bank, at its Domestic Lending Office specified opposite its name on Schedule I hereto; if to any other Lender Party, at its Domestic Lending Office specified in the Assignment and Acceptance pursuant to which it became a Lender Party; and if to the Agent, at its address at 499 Park Avenue, New York, New York 10022,
Attention: Structured Finance Group, telecopier number (212) 418-8269; or, as to each party, at such other address as shall be designated by such party in a written notice to the other parties. All such notices and communications shall, when mailed, telegraphed, telecopied, telexed or sent by courier, be effective when deposited in the mails, delivered to the telegraph company, transmitted by telecopier, confirmed by telex answerback or delivered to the overnight courier, respectively, except that notices and communications to the Agent pursuant to
Article II,

III or VIII shall not be effective until received by the Agent. Delivery by telecopier of an executed counterpart of any amendment or waiver of any provision of this Agreement or the Notes or of any Exhibit hereto to be executed and delivered hereunder shall be effective as delivery of a manually executed counterpart thereof.

          SECTION 9.03.  No Waiver; Remedies.  No failure on the part of any
                         -------------------
Lender Party or the Agent to exercise, and no delay in exercising, any right hereunder or under any Note shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

          SECTION 9.04.  Costs and Expenses.  (a)  The Borrower hereby agrees
                         ------------------
to pay on demand (i) all costs and expenses of the Agent in connection with the preparation, execution, delivery, administration, modification and amendment of the Loan Documents (including, without limitation, (A) all due diligence, collateral review, syndication (including printing, distribution and bank meetings), transportation, computer, duplication, appraisal, audit, insurance, consultant, asset appraisal, search, filing and recording fees and expenses and
(B) all other out-of-pocket expenses incurred by the Agent, including, without limitation, the reasonable fees and expenses of counsel for the Agent with respect thereto, with respect to advising the Agent as to its rights and responsibilities, or the perfection, protection or preservation of rights or interests, under the Loan Documents, with respect to negotiations with any Loan Party or with other creditors of any Loan Party or any of its Subsidiaries arising out of any Default or any events or circumstances that may give rise to a Default and with respect to presenting claims in or otherwise participating in or monitoring any bankruptcy, insolvency or other similar proceeding involving creditors' rights generally and any proceeding ancillary thereto) and (ii) all costs and expenses of the Agent and the Lender Parties in connection with the enforcement of the Loan Documents, whether in any action, suit or litigation, any bankruptcy, insolvency or other similar proceeding affecting creditors' rights generally (including, without limitation, the reasonable fees and expenses of counsel for the Agent and each Lender Party with respect thereto).

          (b) Each of the Borrower and the Parent Guarantor agrees to indemnify and hold harmless the Agent, each Lender Party and each of their Affiliates and their officers, directors, employees, agents, advisors and other representatives (each, an "Indemnified Party") from and against any and all
                           -----------------
claims, damages, losses, liabilities and expenses (including, without limitation, reasonable fees and expenses of counsel) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or by reason of, or in connection with the preparation for a defense of, any investigation, litigation or proceeding arising out of, related to or in connection with (i) the Facilities, the actual or proposed use of the proceeds of the Advances or the Letters of Credit, the Loan Documents or any of the transactions contemplated thereby, including, without limitation, the Refinancing and any acquisition or proposed acquisition by the Parent Guarantor or any of its Subsidiaries or (ii) the actual or alleged presence of Hazardous Materials on any property of any Loan Party or any of its Subsidiaries or any Environmental Action relating in any way to any Loan Party or any of its Subsidiaries, or any of their respective properties, except to the extent such claim, damage, loss, liability or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence or willful misconduct. In the case of an investigation, litigation or other proceeding to which the indemnity in this
Section 9.04(b) applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by any Loan Party, its directors, shareholders or creditors or an Indemnified Party or any Indemnified Party is otherwise a party thereto and whether or not the transactions contemplated hereby are consummated. Each of the Borrower and the Parent Guarantor also agrees not to assert any claim against the Agent, any Lender Party or any of their Affiliates, or any of their respective officers, directors, employees, agents, advisors and other representatives, on any theory of liability, for special, indirect, consequential (as opposed to direct) or punitive damages arising out of or otherwise relating to the Facilities, the actual or proposed use of the proceeds of the Advances or the Letters of Credit, the Loan Documents or any of the transactions contemplated thereby, including, without limitation, the Refinancing and any acquisition or proposed acquisition by the Parent Guarantor or any of its Subsidiaries.

          (c) If any payment of principal of, or Conversion of, any Eurodollar Rate Advance is made by the Borrower to or for the account of a Lender Party other than on the last day of the Interest Period for such Advance, as a result of a payment or Conversion pursuant to Section 2.06, 2.09(b)(i) or 2.10(d), acceleration of the maturity of the Notes pursuant to Section 6.01 or for any other reason or by an Eligible Assignee to a Lender Party other than on the last day of the Interest Period for such Advance upon an assignment of rights and obligations under this Agreement pursuant to Section 9.07 as a result of a demand by the Borrower pursuant to Section 9.07(a), the Borrower shall, upon demand by such Lender Party (with a copy of such demand to the Agent), pay to the Agent for the account of such Lender Party any amounts required to compensate such Lender Party for any additional losses, costs or expenses that it may reasonably incur as a result of such payment, including, without limitation, any loss (excluding, however, loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by any Lender Party to fund or maintain such Advance.

          (d) If any Loan Party fails to pay when due any costs, expenses or other amounts payable by it under any Loan Document, including, without limitation, fees and expenses of counsel and indemnities, such amount may be paid on behalf of such Loan Party by the Agent or any Lender Party, in its sole discretion.

          (e) Without prejudice to the survival of any other agreement of any Loan Party hereunder or under any other Loan Document, the agreements and obligations of the Borrower contained in Sections 2.10 and 2.12 and this Section
9.04 shall survive the payment in full of principal, interest and all other amounts payable hereunder and under any of the other Loan Documents.

          SECTION 9.05.  Right of Setoff.  Upon (a) the occurrence and during
                         ---------------
the continuance of any Event of Default and (b) the making of the request or the granting of the consent specified by Section 6.01 to authorize the Agent to declare the Notes due and payable pursuant to the provisions of Section 6.01, each Lender Party and each of its respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and otherwise apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender Party or such Affiliate to or for the credit or the account of the Borrower or the Parent Guarantor, as the case may be, against any and all of the Obligations of the Borrower or the Parent Guarantor, as the case may be, now or hereafter existing under or in respect of this Agreement and the Note or Notes (if any) held by such Lender Party, irrespective of whether such Lender Party shall have made any demand under this Agreement or such Note or Notes and although such obligations may be unmatured. Each Lender Party agrees promptly to notify the Borrower after any such setoff and application; provided,
                                                                       --------
however, that the failure to give such notice shall not affect the validity of
-------
such setoff and application. The rights of each Lender Party and its respective Affiliates under this Section 9.05 are in addition to other rights and remedies (including, without limitation, other rights of setoff) that such Lender Party and its respective Affiliates may have.

          SECTION 9.06.  Binding Effect.  This Agreement shall become effective
                         --------------
when it shall have been executed by the Borrower, the Parent Guarantor and the Agent and when the Agent shall have been notified by each Initial Lender and the Initial Issuing Bank that such Initial Lender and the Initial Issuing Bank has executed it and thereafter shall be binding upon and inure to the benefit of the Borrower, the Parent Guarantor, the Agent and each Lender Party and their respective successors and assigns, except that neither the Borrower nor the Parent Guarantor shall have the right to assign its respective rights or obligations hereunder or any interest herein without the prior written consent of the Lender Parties.

          SECTION 9.07.  Assignments and Participations.  (a)  Each Lender may
                         ------------------------------
and, so long as no Default has occurred and is continuing, if demanded by the Borrower (following a demand by such Lender pursuant to Section 2.10, 2.12 or 7.04) shall upon at least 5 Business Days' notice to such Lender and the Agent, assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment or Commitments, the Advances owing to it and the Note or Notes held by it); provided, however, that (i) each such assignment shall be
                      --------  -------
of a uniform, and not a varying, percentage of all rights and obligations under and in respect of one or more Facilities, (ii) except in the case of an assignment to a Person that, immediately prior to such assignment, was a Lender or an assignment of all of a Lender's rights and obligations under this Agreement, the aggregate amount of the Commitments of the assigning Lender being assigned to such Eligible Assignee pursuant to such assignment (determined as of the date of the Assignment and Acceptance with respect to such assignment) shall in no event be less than $5,000,000 and shall be in an integral multiple of $500,000, (iii) each such assignment shall be to an Eligible Assignee, (iv) each such assignment made as a result of a demand by the Borrower pursuant to this
Section 9.07(a) shall be arranged by the Borrower after consultation with the Agent and shall be either an assignment of all of the rights and obligations of the assigning Lender under this Agreement or an assignment of a portion of such rights and obligations made concurrently with another such assignment or other such assignments that together cover all of the rights and obligations of the assigning Lender under this Agreement, (v) no Lender shall be obligated to make any such assignment as a result of a demand by the Borrower pursuant to this
Section 9.07(a) unless and until such Lender shall have received one or more payments from either the Borrower or one or more Eligible Assignees in an aggregate amount at least equal to the aggregate outstanding principal amount of the Advances owing to such Lender, together with accrued interest thereon to the date of payment of such principal amount and all other amounts payable to such Lender under or in respect of this Agreement, (vi) no such assignments shall be permitted without the consent of the Agent until the Agent shall have notified the Lender Parties that syndication of the Commitments hereunder has been completed, (vii) so long as no Default has occurred and is continuing at the time of such proposed assignment, no such assignment shall be permitted without the consent of the Borrower (such consent not to be unreasonably withheld or delayed), and (viii) the parties to each such assignment shall execute and deliver to the Agent, for its acceptance and recording in the Register, an Assignment and Acceptance, together with any Note or Notes subject to such assignment and a processing and recordation fee of $3,000.

          (b) Upon such execution, delivery, acceptance and recording, from and after the effective date specified in such Assignment and Acceptance, (x) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Lender or Issuing Bank, as the case may be, hereunder and (y) the Lender or Issuing Bank assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's or Issuing Bank's rights and obligations under this Agreement, such Lender or Issuing Bank shall cease to be a party hereto).

          (c) By executing and delivering an Assignment and Acceptance, each Lender Party assignor thereunder and each assignee thereunder confirm to and agree with each other and the other parties thereto and hereto as follows: (i) other than as provided in such Assignment and Acceptance, such assigning Lender Party makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or any other Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of, or the perfection or priority of any Lien or security interest created or purported to be created under or in connection with, this Agreement or any other Loan Document or any other instrument or document furnished pursuant hereto or thereto; (ii) such assigning Lender Party makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or any other Loan Party or the performance or observance by any Loan Party of any of its obligations under any Loan Document or any other instrument or document furnished pursuant thereto; (iii) such assignee confirms that it has received a copy of this Agreement, together with copies of the financial statements referred to in Section 4.01 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon the Agent, such assigning Lender Party or any other Lender Party and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such assignee confirms that it is an Eligible Assignee; (vi) such assignee appoints and authorizes the Agent to take such action as Agent on its behalf and to exercise such powers and discretion under the Loan Documents as are delegated to the Agent by the terms hereof, together with such powers and discretion as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender or Issuing Bank, as the case may be.

          (d)    The Agent shall maintain at its address referred to in Section
9.02 a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lender Parties and the Commitment under each Facility of, and principal amount of the Advances owing under each Facility to, each Lender Party from time to time (the "Register"). The entries in the Register shall be conclusive and binding for
 --------
all purposes, absent manifest error, and the Borrower, the Agent and the Lender Parties may treat each Person whose name is recorded in the Register as a Lender Party hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower or any Lender Party at any reasonable time and from time to time upon reasonable prior notice.

          (e) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender Party and an assignee, together with any Note or Notes subject to such assignment, the Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit C hereto, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the Borrower. In the case of any assignment by a Lender, within five Business Days after its receipt of such notice, the Borrower, at its own expense, shall execute and deliver to the Agent in exchange for the surrendered Note or Notes a new Note to the order of such Eligible Assignee in an amount equal to the Commitment assumed by it under the applicable Facility pursuant to such Assignment and Acceptance and, if the assigning Lender has retained a Commitment hereunder under such Facility, a new Note to the order of the assigning Lender in an amount equal to the Commitment retained by it hereunder. Such new Note or Notes shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Note or Notes, shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of Exhibit A-1 or A-2 hereto, as the case may be.

          (f) The Issuing Bank may assign to an Eligible Assignee all of its rights and obligations under the undrawn portion of its Letter of Credit Commitment at any time.

          (g) Each Lender Party may sell participations in or to all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitments, the Advances owing to it and the Note or Notes (if any) held by it) to any Person other than any Loan Party or any of its Subsidiaries or Affiliates; provided, however, that (i) such
                                          --------  -------
Lender Party's obligations under this Agreement (including, without limitation, its Commitments) shall remain unchanged, (ii) such Lender Party shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) such Lender Party shall remain the holder of any such Note for all purposes of this Agreement, (iv) the Borrower, the Agent and the other Lender Parties shall continue to deal solely and directly with such Lender Party in connection with such Lender Party's rights and obligations under this Agreement and (v) no participant under any such participation shall have any right to approve any amendment or waiver of any provision of any Loan Document, or any consent to any departure by any Loan Party therefrom, except to the extent that such amendment, waiver or consent would reduce the principal of, or interest on, the Notes or any fees or other amounts payable hereunder, in each case to the extent subject to such participation, postpone any date fixed for any payment of principal of, or interest on, the Notes or any fees or other amounts payable hereunder, in each case to the extent subject to such participation, or release all or substantially all of the Collateral.

          (h) Any Lender Party may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 9.07, disclose to the assignee or participant or proposed assignee or participant, any information relating to the Borrower furnished to such Lender Party by or on behalf of the Borrower.

          (i) Notwithstanding any other provision set forth in this Agreement, any Lender Party may at any time create a security interest in all or any portion of its rights under this Agreement (including, without limitation, the Advances owing to it and the Note or Notes held by it) in favor of any Federal Reserve Bank in accordance with Regulation A of the Board of Governors of the Federal Reserve System.

          SECTION 9.08.  Execution in Counterparts.  This Agreement may be
                         -------------------------
executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

          SECTION 9.09.  No Liability of the Issuing Bank.  The Borrower
                         --------------------------------
assumes all risks of the acts or omissions of any beneficiary or transferee of any Letter of Credit with respect to its use of such Letter of Credit. Neither the Issuing Bank nor any of its officers or directors shall be liable or responsible for: (a) the use that may be made of any Letter of Credit or any acts or omissions of any beneficiary or transferee in connection therewith; (b) the validity, sufficiency or genuineness of documents, or of any endorsement thereon, even if such documents should prove to be in any or all respects invalid, insufficient, fraudulent or forged; (c) payment by the Issuing Bank against presentation of documents that do not comply with the terms of a Letter of Credit, including failure of any documents to bear any reference or adequate reference to the Letter of Credit; or (d) any similar circumstances whatsoever in making or failing to make payment under any Letter of Credit, except that the
                                                                 ------
Borrower shall have a claim against the Issuing Bank, and the Issuing Bank shall be liable to the Borrower, to the extent of any direct, but not consequential, damages suffered by the Borrower that the Borrower proves were caused by (i) the Issuing Bank's willful misconduct or gross negligence as determined in a final, non-appealable judgment by a court of competent jurisdiction in determining whether documents presented under any Letter of Credit comply with the terms of the Letter of Credit or (ii) the Issuing Bank's willful failure to make lawful payment under a Letter of Credit after the presentation to it of a draft and certificates strictly complying with the terms and conditions of the Letter of Credit. In furtherance and not in limitation of the foregoing, the Issuing Bank may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary.

          SECTION 9.10.  Jurisdiction, Etc.  (a)  Each of the parties hereto
                         -----------------
hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any of the other Loan Documents to which it is a party, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Agreement or any of the other Loan Documents in the courts of any jurisdiction.

          (b) Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any of the other Loan Documents to which it is a party in any New York State or federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

          SECTION 9.11.  Governing Law.  This Agreement and the Notes shall be
                         -------------
governed by, and construed in accordance with, the laws of the State of New
York.

          SECTION 9.12.  WAIVER OF JURY TRIAL.  TO THE EXTENT IT MAY LAWFULLY
                         --------------------
DO SO, EACH OF THE LOAN PARTIES, THE AGENT AND THE LENDER PARTIES IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING

TO ANY OF THE LOAN DOCUMENTS, THE ADVANCES OR THE ACTIONS OF THE AGENT OR ANY LENDER PARTY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                    IRON AGE CORPORATION,
                                      as Borrower


                                    By /s/ Keith A. McDonough
                                      ------------------------------------
                                      Name: Keith A. McDonough
                                      Title: Executive Vice President


                                    IRON AGE HOLDINGS CORPORATION,
                                      as Parent Guarantor


                                    By /s/ Keith A. McDonough
                                      ------------------------------------
                                      Name: Keith A. McDonough
                                      Title: Vice President - Finance


                                    BANQUE NATIONALE DE PARIS,
                                      as Agent


                                    By /s/ Alan Mustacchi
                                      ------------------------------------
                                      Name: Alan Mustacchi
                                      Title: VP


                                    By /s/ Paul P. Barnes
                                      ------------------------------------
                                      Name: Paul P. Barnes
                                      Title: AVP


                         Initial Lenders
                         ---------------

                                    BANQUE NATIONALE DE PARIS


                                    By /s/ Alan Mustacchi
                                      ------------------------------------
                                      Name: Alan Mustacchi
                                      Title: VP


                                    By /s/ Paul P. Barnes
                                      ------------------------------------
                                      Name: Paul P. Barnes
                                      Title: AVP

                         Initial Issuing Bank
                         --------------------

                                    BANQUE NATIONALE DE PARIS


                                    By /s/ Alan Mustacchi
                                      ------------------------------------
                                      Name: ALAN MUSTACCHI
                                      Title: VP


                                    By /s/ Paul P. Barnes
                                      ------------------------------------
                                      Name: Paul P. Barnes
                                      Title: AVP

                                  SCHEDULE I

                  COMMITMENTS AND APPLICABLE LENDING OFFICES

NAME OF LENDER:  BANQUE NATIONALE DE PARIS

Working Capital Commitment:                            $ 30,000,000.00
Acquisition Facility Commitment:                       $ 35,000,000.00

Letter of Credit Commitment:                           $  2,000,000.00
Swing Line Commitment:                                 $  3,000,000.00


DOMESTIC LENDING OFFICE:

Banque Nationale de Paris
499 Park Avenue
New York, NY 10022


Credit                                                 Operations
------                                                 ----------
Attn: Alan Mustacchi/Stephen Kovacs                    Attn: Julia Posada
Tel:  (212) 418-8231/(212) 425-9435                    Tel:  (212) 415-9878
Fax:  (212) 418-8269 or 838-7590                       Fax:  (212) 415-9805


EURODOLLAR LENDING OFFICE:

Banque Nationale de Paris
499 Park Avenue
New York, NY 10022

Credit                                                 Operations
------                                                 ----------
Attn: Alan Mustacchi/Stephen Kovacs                    Attn: Julia Posada
Tel:  (212) 418-8231/(212) 415-9435                    Tel:  (212) 415-9878
Fax:  (212) 418-8269 or 838-7590                       Fax:  (212) 415-9805

                                  SCHEDULE II
                                  -----------
                       EMPLOYMENT/NON-COMPETE AGREEMENTS
                       ---------------------------------

Employment Agreement dated January 23, 1991 between Kenneth J. Kubacki and Iron Age Investment Company.

Employment Agreement dated November 20, 1995 between William J. Mills, Iron Age Corporation and Iron Age Holdings Corporation.

Employment Agreement dated November 20, 1995 between Keith A. McDonough, Iron Age Corporation and Iron Age Holdings Corporation.

Employment Agreement dated October 20, 1995 between Donald H. Stella, Iron Age Corporation and Iron Age Holdings Corporation.

Employment Agreement dated August 1, 1994 between Theodore C. Johanson and Falcon Shoe Mfg. Co.

Non-Competition Agreement dated August 1, 1994 between Theodore C. Johanson and Falcon Shoe Mfg. Co.

Employment Agreement dated February 26, 1997 between Donald R. Jensen, Iron Age Corporation and Iron Age Holdings Corporation.

Consulting Agreement dated February 1, 1998 between Max W. Rush and Iron Age Corporation.

Employment Agreement dated April 6, 1998 between Dennis Downs and Iron Age Canada Ltd.

Employment Agreement dated April 7, 1998 between Andrew Tersigni and Iron Age Canada Ltd.

                                 SCHEDULE III
                                 ------------
                        RETIREMENT BENEFIT PLAN PAYEES
                        ------------------------------

The following individuals have the right to the following annual cash payments until their death (or, if later, the death of their surviving spouse):

Mrs. James H. Childs          $ 48,000

Mr. James Powers              $  2,400
                              --------

                              $ 50,400
                              ========

                               SCHEDULE 3.01(H)
                               ----------------
                                SURVIVING DEBT
                                --------------

                    DESCRIPTION                               AMOUNT*
                    -----------                               ------
Capital Lease Obligations                                   $  754,000

Retiree Benefits

     Mrs. James H. Childs, Mr. James Power                  $  269,000

     Hanley Deferred Compensation                           $  247,000
                                                            ----------

                                                            $  516,000

Deferred Income Taxes, Net                                  $6,309,000
Accounts Payable Overdue by more than 60 days               $        0
Other Notes Payable                                         $  208,000

TOTAL                                                       $7,787,000
=====                                                       ==========

______________________

*As of 1/31/98

                            SCHEDULE 3.01(K)(XXIII)
                            -----------------------
                               BLOCKED ACCOUNTS
                               ----------------


BANK NAME AND ADDRESS                                  ACCOUNT NUMBER
---------------------                                  --------------

Iron Age Holdings Corporation
-----------------------------
PNC Bank of Delaware                                    56-4173-3320
300 Delaware Avenue Ste. 327
Wilmington, DE  19801

Iron Age Investment Co.
----------------------
PNC Bank of Delaware                                    Checking Acct:
300 Delaware Avenue. Ste. 327                           56-4173-338
Wilmington, DE  19801

Falcon Shoe Mfg. Co.
-------------------
Key Bank of Maine                                       5020099
55 Libson Street
Lewiston, ME  04240

Iron Age Corporation
--------------------
PNC Bank                                                1001739581
Fifth Avenue and Wood Street                            1001739602
Pittsburgh, PA  15265                                   1004405333

National Bank of Geneva                                 274718677
2 Seneca Street
P.O. Box 193
Geneva, NY  14456

Bath National Bank                                      536701423
184 Main Street                                         536701431
Penn Yan, NY  14527

                               SCHEDULE 4.01(A)
                               ----------------
                                    PART I
                                    ------
                 IRON AGE HOLDINGS CORPORATION INVESTOR GROUP*
                 --------------------------------------------

                                             Number of Outstanding Shares of
                                             -------------------------------
Owner                                        Common Stock          Series A
-----                                        ------------          --------
                                                                 Preferred Stock
                                                                 ---------------
Fenway Partners Capital Fund, L.P.            87,374.192                  0
Banque Nationale de Paris                        924.994                  0
FPIP, LLC                                        679.856                  0
Natio vie Developpment                           549.996                  0
FPIP Trust, LLC                                  377.522                  0
New York Life Insurance Company                6,545.55               1,000
American Home Assurance Company                3,272.78                 500
                                              ----------                ---

     Total Outstanding                        99,624.89               1,500
     -----------------                        ==========              =====

                                    PART II
                                    -------
                 IRON AGE HOLDINGS CORPORATION SHARE OWNERSHIP
                 ---------------------------------------------

================================================================================
                              TYPE OF        # OF SHARES    # OF
     CORPORATION         OUTSTANDING STOCK   AUTHORIZED     SHARES    OWNED BY
     -----------         -----------------   ----------               --------
                                                            ISSUED
                                                            ------
--------------------------------------------------------------------------------
Iron Age Corporation    Common Stock           1000           1000   Iron Age
                                                                     Holdings
                                                                     Corporation
================================================================================

_____________________________
* All of the stockholders of Iron Age Holdings Corporation have entered into a Stockholders' Agreement dated February 26, 1997 ("Agreement") and the shares listed below are subject to the terms of that Agreement.

                               SCHEDULE 4.01(B)
                               ----------------
                                SUBSIDIARIES *
                                ------------


IRON AGE CORPORATION (IAC)
--------------------------

================================================================================
                           JURIS. OF       AUTHORIZED       OUTSTANDING  % OWNED
      SUBSIDIARY         INCORPORATION       SHARES           SHARES      BY IAC
      ----------         -------------       ------           ------      ------
--------------------------------------------------------------------------------
Iron Age Investment       Delaware         1,000 Shares of     1,000      100%
Company                                     Common Stock
--------------------------------------------------------------------------------
Iron Age Canada, Ltd.     Canada             Unlimited           100      100%
                                             Shares of
                                            Common Stock
--------------------------------------------------------------------------------
Falcon Shoe Mfg. Co.      Maine            14,000 Shares of    9,800      100%
                                             Common Stock
--------------------------------------------------------------------------------
Iron Age de Mexico        Mexico           100 Shares of         100        1%
                                            Common Stock
================================================================================

IRON AGE HOLDINGS CORPORATION (IAHC)
------------------------------------

================================================================================
                           JURIS. OF       AUTHORIZED       OUTSTANDING  % OWNED
      SUBSIDIARY         INCORPORATION       SHARES           SHARES      BY IAC
      ----------         -------------       ------           ------      ------
--------------------------------------------------------------------------------
Iron Age Corporation      Delaware         1,000 Shares of      1,000      100%
                                            Common Stock
================================================================================


IRON AGE INVESTMENT COMPANY (IAIC)
----------------------------------

================================================================================
                           JURIS. OF       AUTHORIZED       OUTSTANDING  % OWNED
      SUBSIDIARY         INCORPORATION       SHARES           SHARES      BY IAC
      ----------         -------------       ------           ------      ------
--------------------------------------------------------------------------------
Iron Age de Mexico        Mexico           100 Shares of       100          99%
                                           Common Stock
================================================================================

_____________________
*None of the subsidiaries has issued any options, warrants, rights of conversions or purchase or similar rights.

IRON AGE CANADA LTD.
--------------------

None

FALCON SHOE MFG. CO.
--------------------

None

IRON AGE DE MEXICO S.A. DE C.V.
-------------------------------

None

                               SCHEDULE 4.01(D)
                               ----------------
            AUTHORIZATIONS, APPROVALS, ACTIONS, NOTICES AND FILINGS
            -------------------------------------------------------

Termination of the Credit Agreement dated February 26, 1997, as amended, (the "Existing Credit Agreement") by and among Iron Age Corporation (formerly IAH Acquisition Corp.), Iron Age Holdings Corporation (formerly IA Holdings Corp.), the Lender Parties party thereto and Banque Nationale de Paris as Issuing Bank and as Agent for the Lender Parties.

                               SCHEDULE 4.01(L)
                               ----------------
                 PLANS, MULTIEMPLOYER PLANS AND WELFARE PLANS
                 --------------------------------------------

Iron Age Holdings Corporation 1997 Stock Option Plan.

Iron Age Corporation Profit Sharing Retirement Plan as amended through January 1, 1994, as further amended April 20, 1995.

Falcon Shoe Mfg. Co. Profit Sharing Plan dated July 15, 1991, as amended November 21, 1994.

Falcon Shoe Mfg. Co. 401(k) Savings Plan dated December 27, 1993, as amended March 10, 1994.

Knapp Shoes Inc. Cash Accumulation and Retirement Selection Plan.

Iron Age Corporation Group Annuity Contract dated January 24, 1995.

Iron Age Corporation Group Benefit Plans:

     Long Term Disability Plan dated September 1, 1996.
     Travel Accident Insurance Plan dated January 30, 1990.
     Blue Cross/Blue Shield Medical Plan dated October 1, 1996.
     Group Life/ADD Plan dated September 1, 1996.
     Educational Assistance Plan dated January 1, 1992.
     Prevailing Fee 100 Group Medial Plan dated March 1, 1994.
     U.S. Healthcare HMO Plan dated October 1, 1987.
     Blue Choice HMO Plan dated December 1, 1991.
     Hospital/Medical/Surgical Plan of Puerto Rico dated November 1, 1996. Cafeteria Plan dated August 1, 1993.

Falcon Shoe Mfg. Co. Welfare Benefit Plans:

     Medical Group Subscriber Agreement.
     LTD Contract dated April 7, 1993.
     Group Life Contract dated August 10, 1993.
     Weekly Indemnity Contract dated August 10, 1993.
     Falcon Flex Plan dated July 1, 1994.

Iron Age Canada, Ltd. Group Insurance Policy dated December 7, 1993.

Hanley Deferred Compensation Letter dated August 1, 1994.

                               SCHEDULE 4.01(U)
                               ----------------
                             ENVIRONMENTAL MATTERS
                             ---------------------

     None.

                               SCHEDULE 4.01(Z)
                               ----------------
                                  OPEN YEARS
                                  ----------


January 31, 1998
January 25, 1997
January 27, 1996
January 28, 1995

                               SCHEDULE 4.01(FF)
                               -----------------
                                 EXISTING DEBT
                                 -------------

               DESCRIPTION                                  AMOUNT*
               -----------                                  ------
Existing Credit Facility:
   Working Capital Advance                                 $ 22,000,000

   Acquisition Advances                                    $  2,000,000

   Term Note A                                             $ 18,000,000

   Term Note B                                             $ 19,800,000

   Term Note C                                             $ 24,750,000

12 1/2% Senior Subordinated Notes due
February 26, 2006:

   New York Life Insurance Company                         $ 10,000,000

   American Home Assurance Company                         $  5,000,000


TOTAL                                                      $116,550,000
-----                                                      ------------


______________________________
*Amount as of April 24, 1998

                               SCHEDULE 4.01(GG)
                               -----------------
                              OWNED REAL PROPERTY
                              -------------------


                                   GROSS BOOK VALUE         FAIR MARKET VALUE
                                   ----------------         ------------------
Property at 240 North Avenue          $2,463,281            Approx. $2,500,000
in the village of Penn Yan,
Yates County, New York
(owned by Iron Age
Corporation)

                               SCHEDULE 4.01(HH)
                               -----------------
                             LEASED REAL PROPERTY
                             --------------------

                                  [Attached]

                               SCHEDULE 4.01(II)
                               -----------------
                                  INVESTMENTS
                                  -----------


SUBSIDIARY STOCK OF EACH LOAN PARTY
-----------------------------------

     See Schedule 4.01(b)


INTERCOMPANY NOTES                                            AMOUNT*
------------------                                            ------

     Iron Age Corporation:
     --------------------

     Note Receivable from Iron Age Canada Ltd.              $   990,000

     Note Receivable from Iron Age Mexico                   $    55,000

     Iron Age Investment Company:
     ---------------------------

     Note Receivable from Iron Age Corporation              $36,550,000
                                                            -----------


     TOTAL                                                  $37,595,000
     =====                                                  ===========

________________________________

*As of 1/31/98

                               SCHEDULE 4.01(JJ)
                               -----------------
                             INTELLECTUAL PROPERTY
                             ---------------------

                             IRON AGE CORPORATION

                                U.S. TRADEMARKS
                                ---------------

================================================================================
TRADEMARK                          REGISTRATION NO.         REGISTRATION DATE
---------                          ---------------          -----------------
--------------------------------------------------------------------------------
IRON AGE MAXIMUM & Design                1,671,179                1/7/92
--------------------------------------------------------------------------------
IRON AGE SPORTWORK II                    1,677,695                3/3/92
--------------------------------------------------------------------------------
GRABBER                                    928,349                2/1/72
--------------------------------------------------------------------------------
FREEDOM TOE                              1,276,282                5/1/84
--------------------------------------------------------------------------------
METAPRO                                    949,859                1/2/73
--------------------------------------------------------------------------------
SAFE-GARD                                1,082,707               1/17/88
--------------------------------------------------------------------------------
IRON AGE & Design                        1,212,263              10/12/82
--------------------------------------------------------------------------------
IRON AGE                                   634,888               9/25/56
--------------------------------------------------------------------------------
MIGHTY TOUGH                             1,919,851               9/19/95
--------------------------------------------------------------------------------
MIGHTY TOUGH & Design                    1,919,852               9/19/95
--------------------------------------------------------------------------------
IRON AGE PLUS                            2,112,932              11/11/97
--------------------------------------------------------------------------------
ROUGH CREEK                              2,082,503               7/22/97
--------------------------------------------------------------------------------
OIL RESISTANT GUARANTEED SHU-              780,371              11/17/64
LIFE SOLE
--------------------------------------------------------------------------------
KNAPP ATVS BUILT TO GO                   1,919,898               9/19/95
ANYWHERE (Stylized Letters)
--------------------------------------------------------------------------------
KNAPP ATVS BUILT TO GO                   1,967,884               4/16/96
ANYWHERE
--------------------------------------------------------------------------------
KNAPP ATVS U.S.A. 2000 SERIES            1,901,251               6/20/95
(Stylized Letters)
--------------------------------------------------------------------------------
KNAPP ATVS U.S.A. 2000 SERIES            1,905,063               7/11/95
--------------------------------------------------------------------------------
ATVS BY KNAPP                            1,477,784               2/23/88
--------------------------------------------------------------------------------
TUF-SHOT                                 1,344,676               6/25/85
--------------------------------------------------------------------------------
TWO-SHOT                                 1,201,228               7/13/82
--------------------------------------------------------------------------------
KNAPP MASTER CRAFT CUSHIONED             1,133,194               4/15/80
COMFORT (and Design)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
KNAPP SHOES & Design                       785,262               2/16/65
--------------------------------------------------------------------------------
KNAPP FREE-WAY CUSHIONED SHOES             671,243              12/16/58
& Design
================================================================================


                              U.S. SERVICE MARKS
                              ------------------

--------------------------------------------------------------------------------
SERVICE MARK                       REGISTRATION NO.         REGISTRATION DATE
------------                       ---------------          -----------------
--------------------------------------------------------------------------------
IRON AGE                                  1,966,512              4/9/96
--------------------------------------------------------------------------------
IRON AGE PLUS                             2,120,443             12/9/97
================================================================================


                          U.S. TRADEMARK APPLICATIONS
                          ---------------------------

================================================================================
TRADEMARK                               SERIAL NO.               FILING DATE
---------                               ---------                -----------
--------------------------------------------------------------------------------
RUFFHIDES                               74/491,094                    2/15/94
--------------------------------------------------------------------------------
SPORTWORK                                  319,367                     7/3/97
--------------------------------------------------------------------------------
ARMOR 75X-TRA LITE & Design                342,582                    8/18/97
--------------------------------------------------------------------------------
SAFE-GARD                                  357,666                    9/16/97
--------------------------------------------------------------------------------
HIGH-WIDE PROFILE II                       418,663                     1/9/98
--------------------------------------------------------------------------------
THE SOLES OF WORKING AMERICA               462,254                     4/6/98
================================================================================


                        U.S. SERVICE MARK APPLICATIONS
                        ------------------------------

     None.


                              FOREIGN TRADEMARKS
                              ------------------

================================================================================
TRADEMARK      COUNTRY             REGISTRATION NO.         REGISTRATION DATE
---------      -------             ---------------          -----------------
--------------------------------------------------------------------------------
IRON AGE       Benelux                  488,506                  12/7/90
--------------------------------------------------------------------------------
IRON AGE       Canada                   223,537                  10/7/77
--------------------------------------------------------------------------------
IRON AGE       Germany                1,022,860                 11/27/80
--------------------------------------------------------------------------------
IRON AGE       Denmark                2318-1981                   9/4/81
--------------------------------------------------------------------------------
IRON AGE       France                 1,621,306                 11/27/80
--------------------------------------------------------------------------------
IRON AGE       United Kingdom         1,144,205                 11/19/80
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
IRON AGE       Mexico                   419,038                   3/8/92
--------------------------------------------------------------------------------
IRON AGE       Norway                   110,047                  12/3/81
--------------------------------------------------------------------------------
IRON AGE       Taiwan                   434,908                  3/16/89
--------------------------------------------------------------------------------
IRON AGE       China                    642,723                  5/21/93
--------------------------------------------------------------------------------
IRON AGE       Sweden                   176,255                  4/16/81
--------------------------------------------------------------------------------
IRON AGE       Hong Kong                  04875                 12/30/93
--------------------------------------------------------------------------------
IRON AGE       United Kingdom         1,512,133                   9/9/92
--------------------------------------------------------------------------------
IRON AGE       Japan                    3338462                   8/8/97
--------------------------------------------------------------------------------
IRON AGE       Korea                     386476                 12/15/97
================================================================================


                             FOREIGN SERVICE MARKS
                             ---------------------

================================================================================
SERVICE MARK        COUNTRY        REGISTRATION NO.         REGISTRATION DATE
------------        -------        ---------------          -----------------
--------------------------------------------------------------------------------
IRON AGE            Korea               41362                    2/19/98
================================================================================


                        FOREIGN TRADEMARK APPLICATIONS
                        ------------------------------

================================================================================
TRADEMARK           COUNTRY        SERIAL NO.               FILING DATE
---------           -------        ---------                -----------
--------------------------------------------------------------------------------
SPORTWORK           Mexico          318,773                       1/7/98
--------------------------------------------------------------------------------
ARMOR 75X-TRA       Canada          322,891                      1/20/98
LITE & Design
--------------------------------------------------------------------------------
KNAPP               Canada          865,487                     12/31/97
--------------------------------------------------------------------------------
SPORTWORK           Canada          865,488                     12/31/97
--------------------------------------------------------------------------------
SPORTWORK II &      Canada          865,489                     12/31/97
Design
--------------------------------------------------------------------------------
IRON AGE            Philippines     102,856                      9/20/95
--------------------------------------------------------------------------------
SAFE-GARD           Canada          869,158                      2/11/98
--------------------------------------------------------------------------------
SAFE-GARD           Mexico          325,962                      3/16/98
================================================================================

                       FOREIGN SERVICE MARK APPLICATIONS
                       ---------------------------------

================================================================================
SERVICE MARK        COUNTRY             SERIAL NO.          FILING DATE
------------        -------             ---------           -----------
--------------------------------------------------------------------------------
IRON AGE            Philippines            102857                9/20/95
================================================================================


                          IRON AGE INVESTMENT COMPANY

                              U.S. REGISTRATIONS
                              ------------------

     None.


                      FOREIGN SERVICE MARK REGISTRATIONS
                      ----------------------------------

================================================================================
SERVICE MARK        COUNTRY        REGISTRATION NO.    REGISTRATION DATE
------------        -------        ----------------    -----------------
--------------------------------------------------------------------------------
IRON AGE            Mexico                 509304               10/31/95
--------------------------------------------------------------------------------
IRON AGE            Canada            TMA 473,865                3/26/97
================================================================================


                             FALCON SHOE MFG. CO.

                                U.S. TRADEMARKS
                                ---------------

================================================================================
TRADEMARK                          REGISTRATION NO.         REGISTRATION DATE
---------                          ---------------          -----------------
--------------------------------------------------------------------------------
DUNHAM                                     895,088               7/21/70
--------------------------------------------------------------------------------
DUNHAM TYROLEANS                           740,975              11/20/62
--------------------------------------------------------------------------------
DUNHAM WAFFLE-STOMPERS                     973,456              11/20/73
--------------------------------------------------------------------------------
GREAT FOOTWEAR FOR THE GREAT             1,119,327               5/29/79
OUTDOORS
--------------------------------------------------------------------------------
THE WAY OF NATURE. . .THRU THE           1,110,565                1/2/79
HANDS OF MAN
--------------------------------------------------------------------------------
RUGGARDS (Stylized)                        419,794                3/5/46
--------------------------------------------------------------------------------
TRU-TRAK                                 1,437,386               4/21/87
--------------------------------------------------------------------------------
TRUKKERS                                   993,107               9/10/74
--------------------------------------------------------------------------------
DUNHAM DOUBLE COVERAGE TOES &            1,855,821               9/27/94
DESIGN
--------------------------------------------------------------------------------
DURAFLEX                                   843,731                2/6/68
--------------------------------------------------------------------------------
WIDE TRAK                                2,030,521               1/14/97
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ARMOR-TECH                               2,051,944               4/15/97
================================================================================


                              STATE REGISTRATION
                              ------------------

================================================================================
TRADEMARK           STATE          REGISTRATION NO.         REGISTRATION DATE
---------           -----          ---------------          -----------------
--------------------------------------------------------------------------------
DUNHAM              Vermont             4,553                    3/29/73
================================================================================


                             FOREIGN REGISTRATIONS
                             ---------------------

================================================================================
  TRADEMARK             COUNTRY         REGISTRATION NO.    REGISTRATION DATE
  ---------             -------         ---------------     -----------------
--------------------------------------------------------------------------------
DUNHAM              Austria               142,074                     5/21/92
--------------------------------------------------------------------------------
DUNHAM              Canada                225,957                     2/10/78
TYROLEANS
--------------------------------------------------------------------------------
DUNHAM'S            Italy                 586,393                    12/29/92
--------------------------------------------------------------------------------
DUNHAM              Japan               1,620,432                     9/29/83
--------------------------------------------------------------------------------
DUNHAM              Germany             2,027,548                      1/5/93
--------------------------------------------------------------------------------
DUNHAM              Spain               1,683,507                      4/3/95
--------------------------------------------------------------------------------
DUNHAM              Canada                460,625                      8/2/96
--------------------------------------------------------------------------------
DUNHAM'S            France              1,613,236                     9/30/90
--------------------------------------------------------------------------------
DUNHAM'S            Switzerland           383,406                     7/19/91
================================================================================


                             FOREIGN APPLICATIONS
                             --------------------

================================================================================
TRADEMARK           COUNTRY                  SERIAL NO.          FILING DATE
---------           -------                  ---------           -----------
--------------------------------------------------------------------------------
ARMOR-TECH          Canada                     801,437                1/10/96
================================================================================


                      TRADEMARK APPLICATIONS TO BE FILED
                      ----------------------------------

================================================================================
TRADEMARK                                    COUNTRY
---------                                    -------
--------------------------------------------------------------------------------
THE SOLE OF WORKING AMERICA                  United States
--------------------------------------------------------------------------------
KNAPP                                        United States
================================================================================

                             SCHEDULE 5.02(A)(III)
                             ---------------------
                                EXISTING LIENS
                                --------------


Personal Property Liens
-----------------------

Amcom/Norwest Financial Leasing Inc. Security Agreement covering two leased copiers.

CIT Group/Amplicon, Inc. Security Agreement covering leased equipment relating to the Mobile Point-of-Sale (POS) System.

                               Schedule 4.01(hh)
                               -----------------
                             Leased Real Property
                             --------------------

                             IRON AGE CORPORATION
                     ALL LOCATIONS WITH LEASE INFORMATION
  [Lessee is Iron Age Corporation except where otherwise noted (see pp. 8&9)]

LOCATION        LOCATION                                                                       Annual         Expiration
  Code          (ADDRESS)                  ST   COUNTY**       Lessor                          Rent*             Date
  ----          ---------                  --   --------       ------                          -----             ----
170       Mobile, Al Mobile Unit           AL   Mobile         Springdale Stores, Inc.         $18,300.00      4/30/99
          Yester Oaks Shopping Center
          3696B  Airport Blvd.
          Mobile, AL  36608

164       Birmingham Mobile Unit           AL   Jefferson      Birmingham Realty               $20,400.00      8/31/02
          660 University Blvd., Suite H                        Company
          Birmingham, AL  35233

105       Phoenix Mobile Unit              AZ   Maricopa       Westco Properties of Phoenix    $12,068.52      8/31/02
          2837 McDowell Road
          Phoenix, AZ  85009

217       Tucson I/A Store                 AZ   Pima           Kackley Properties              $ 8,656.20     12/14/98
          2628 East 22nd Street
          Tucson, AZ  85713

106       San Jose Mobile                  CA   Santa Clara    Gambord Trust Properties        $28,200.00     12/31/01
          1626 Old Bayshore Hwy.
          San Jose, CA  95112

110       Los Angles Mobile Unit           CA   Orange         VSW Investments                 $25,284.00     11/30/98
          6475 Knott Avenue
          Unit 4
          Buena Park, CA  90040

166       Los Angeles Mobile Unit          CA   Los Angeles    Crow-Copley-Commerce #1 Assoc.  $25,505.28     10/14/99
          3328 Garfield Ave.
          Commerce, CA  90040

177       Los Angeles Knapp                CA   Los Angeles    Commerce Properties             $52,356.00     04/30/98
          5380 E. Washington Blvd.
          Los Angeles, CA  90504

178       Torrance, CA                     CA   Los Angeles    Floyd Sanger, Jr.               $34,128.00     06/30/02
          18533 Hawthorne Blvd.
          Torrance, CA  90504

179       West Covina, CA                  CA   Los Angeles    Varney Center, Inc.             $34,128.00     06/30/00
          408 North Azusa Ave.
          West Covina, CA  91790

172       Denver Mobile Unit               CO   Jefferson      Wyatt Enterprises               $13,332.00      4/30/01

          4952 Ward Road
          Wheat Ridge, CO  80033

173       Milford Mobile Unit              CT   New Haven      321 B.P.R. LLC                  $24,779.52      9/30/00
          321 Boston Post Road
          Milford, CT  06460

108       Mid-Atlantic Mobile Unit         DE   New Castle     Airport Business Center VI      $21,729.24      2/28/00
          Airport Business Center
          243 Quigley Blvd.
          Suite J
          New Castle, DE  19720

113       Tampa Mobile Unit                FL   Hillsborough   Henry M. Ransone                $14,058.00     12/31/03
          5100 East Broadway
          Tampa, FL  33169

131       Jacksonville Mobile Unit         FL   Duval          St. Augustine Road Investments  $10,255.20      5/31/01
          Commerce Park
          4541-7 Augustine Road
          Jacksonville, FL  32207

134       Ft. Lauderdale Mobile Unit       FL   Broward        PBP Venture Corp-Trammell       $16,992.24     12/31/98
          Cypress Creek Industrial Park
          Suite 215
          6600 N. W. 12th Avenue
          Ft. Lauderdale, FL  33309

114       Jonesboro Mobile Unit            GA   Clayton        B&B Management, Inc.            $16,956.36     07/31/00
          7681 Southlake Parkway
          Suite 750
          Jonesboro, GA  30326

121       Augusta Mobile Unit              GA   Richmond       Meybohm Realty                  $10,500.00      5/31/99
          Aarbour Crossing
          3240 Peach Orchard Rd.
          Augusta, GA  30906

196       Forest Park, GA                  GA   Clayton        F.P. Limited                    $ 9,799.92     month to month
          4436 Jonesboro Road
          Forest Park, GA  30050

107       Moline Mobile Unit               IL   Rock Island    Kuang Lia Sung                  $15,000.00      7/31/98
          South Park Plaza, Unit #1
          4703 16th St.
          Moline, IL  61265

132       Franklin Park Mobile Unit        IL   Cook           Myers Industries                $26,448.00     10/31/98
          11125 Franklin Avenue
          Franklin Park, IL  60131

185       Oaklawn, IL                      IL   Cook           Joaquin Martinez                $26,400.00     12/02/99
          8238 S. Cicero Ave.
          Oaklawn, IL  60453

186       Melrose Park, IL                 IL   Cook           Lee Alport                      $18,759.96     07/31/00
          2300 North Ave.
          Melrose Park, IL  60160

160       Indianapolis Mobile Unit         IN   Marion         F&R Realty Co.                  $12,600.00      5/31/00
          5446 W. 86th Street
          Indianapolis, IN  46268

158       Louisville Mobile Unit           KY   Jefferson      DeLor Ltd.                      $24,269.16      4/30/01
          3101 Fern Valley Road,
          Suite 14
          Louisville, KY  40213

156       Baton Rouge Mobile Unit          LA   E. Baton       Lennar Partners                 $18,562.56      3/31/99
          Southridge Center                     Rouge
          88350 Florida Blvd., Ste. A1
          Baton Rouge, LA  70809

102       Worcester Mobile Unit            MA   Worcester      KRS Realty Trust d/b/a Heritage $21,735.00      8/31/98
          Heritage Business Park
          1200 Milbury St., Suite 7K
          Worcester, MA  01607

139       Mansfield Mobile Unit            MA   Bristol        Nancy Gray McNeeley             $29,400.00      1/31/01
          888 South Main St., Rt. 140
          Mansfield, MA  02048

187       Brockton, MA                     MA   Plymouth       Stonehill Shoppes Inc.          $44,313.00     10/31/01
          Lambert's Rainbow Square
          1285 Belmont Street
          Brockton, MA  02401

153       Baltimore Mobile Unit            MD   Baltimore      MIE Development                 $19,956.00      4/30/00
          1667 Kneeht Ave., Ste. D (front)
          Baltimore, MD  21227

117       Westbrook Mobile Unit            ME   Cumberland     Portland Associates Trust       $16,320.00      1/31/01
          Bradlee's Plaza
          11 Main Street
          Westbrook, ME  04101

188       Lewiston, ME                     ME   Androscoggin   Equity Properties               $ 4,800.00     12/31/99
          80 Middle Street
          Lewiston, ME  04240

135       Michigan Mobile Unit             MI   Oakland        Madison Square                  $15,984.00     11/9/99
          31036 John R. Street                                 Ltd. Part.
          Madison Heights, MI  48071

169       Kentwood Mobile Unit             MI   Kent           Giant Development               $15,000.00      2/28/00
          4445-D Breton Ave., SE
          Kentwood, MI  49508

183       Eastpointe, MI                   MI   Macomb         East Detroit Investment         $24,000.00      6/30/99
          20909 Gratiot Ave.
          Eastpointe, MI  48021

184       Westland, MI                     MI   Wayne          Black & Decker (U.S.)           $16,263.96     10/31/03
          8047 Wayne Road
          Westland, MI  48185

126       Minneapolis Mobile Unit          MN   Hennepin       St. Croix Medical, Inc.         $10,992.00      7/31/98
          5155 E. River Rd., Suite 415
          Minneapolis, MN  55421

115       Independence Mobile Unit         MO   Jackson        Noland South Development Co.    $13,151.16      1/31/00
          4380 South Noland Road
          South Noland Shopping Center
          Independence, MO  64055

122       St. Louis Mobile Unit            MO   St. Louis      Metro Park Joint Venture        $23,400.00      2/28/00
          11984 Dorsett Road
          Maryland Heights, MO  63043

111       Charlotte Mobile Unit            NC   Mecklenburg    Vinson Realty Co.               $13,197.00     12/31/99
          Stock Port Business Center
          2900 Westinghouse Blvd - 112A
          Charlotte, NC  28217

124       Greensboro Mobile Unit           NC   Guilford       Joseph M. McDowell              $18,000.00      6/30/99
          701 Carnegie Place
          Greensboro, NC  27409

159       Raleigh Mobile Unit              NC   Durham         Highwoods/Forsyth Limited       $21,299.52      5/31/01
          Creekstone Crossing Ser                              Partner
          Center
          5400 S. Miami Blvd., Suite 104
          Morrisville, NC  27560

195       Charlotte, NC                    NC   Mecklenburg    Varnadore Associates            $17,499.96     05/31/98
          3809 E. Independence Blvd.
          Charlotte, NC  28205

101       New Jersey Mobile Unit           NJ   Middlesex      AAA Budget Self Storage         $24,375.00     10/14/02
          1617 Stelton Road
          Piscataway, NJ  00854

146       Parsippany Mobile Unit           NJ   Morris         Susa Realty Corp.               $29,712.00     1/31/01
          325 Route 46 East
          Pasrsippany, NJ  07054

175       Cherry Hill, NJ                  NJ   Camden         Robert Mark Associates          $25,404.24     08/31/02
          2121 Route 70 West
          Cherry Hill, NJ  08002

193       Wayne, NJ                        NJ   Passaic        Construction Realty Co., Inc.   $44,493.12     06/16/01
          Willow Square
          113 Rout 46
          Wayne, NJ  07512

194       Union, NJ                        NJ   Union          Rondo Music, Inc.               $32,721.96     11/30/00
          1605 Route 22
          Union, NJ  07083

157       Albuquerque Mobile Unit          NM   Bernalillo     Southeast Candelaria Ltd.       $16,380.00     03/31/99
          2029 Candelaria N.E.
          Albuquerque, NM  87107

005       Penn Yan Warehouse #2/           NY   Yates          Yates County IDA                $31,800.00      2/28/99
          Central Tractor
          1 Keuka Business Park
          Senecca Bldg.
          Penn Yan, NY 14528

109       Vestal Mobile Unit               NY   Broome         Hart Electronics Corp.          $21,312.00      8/31/99
          241 Vestal Parkway East
          Vestal, NY  13850

141       Depew Mobile Unit                NY   Eric           Dick Urban Plaza Associated     $21,600.00     12/16/01
          Dick Urban Plaza
          502 Dick Road
          Depew, NY  14043

165       Westbury Truck                   NY   Nassua         Ronrett Realty Company          $23,970.72     09/30/01
          9155 Merrick Ave.
          Westbury, NY

168       Albany Mobile Unit               NY   Saratoga       J. Eric King                    $30,658.56     03/05/03
          76 Crossing Blvd.
          Clifton Park, NY 12065

209       Penn Yan Store                   NY   Yates          Jean A. Jensen                  $19,200.00      9/30/00
          130 Main Street
          Penn Yan, NY  14527

180       Rochester, NY                    NY   Monroe         Milton Axelrod                  $21,600.00     06/30/01
          2862 Q. Henrietts Road
          Rochester, NY  14623

181       Cheektowaga, NY                  NY   Erie           M.S. Real Estate                $21,675.00     month to month
          1625 Walden Ave.
          Cheektowaga, NY  14225

189       Elmhurst, NY                     NY   Kings          Leeann Associates               $51,000.00     month to month
          86-26 Queens Rd.
          Elmhurst, NY  10704

190       Yonkers, NY                      NY   Westchester    Wyckoff Ind. Dev. Corp.         $67,143.96     10/26/98
          680 Central Park Ave.
          Yonkers, NY  10704

191       Westbury, NY                     NY   Nassau         Ronret Realty Company           $79,104.12     09/30/01
          915 Merrick Ave.
          Westbury, NY  11590

192       Brooklyn, NY                     NY   Kings          Juliana Investors               $17,031.00     05/31/98
          2381 Flatbush Ave.
          Brooklyn, NY  11234

197    Bohemia, NY                     NY   Suffolk      Connetquot Associates             $ 24,600.00    12/31/02
       4629 Sunrise Highway
       Bohemia, NY  11716

138    Bedford Mobile Unit             OH   Cuyahoga     Meadowbrook Market  Square        $ 16,800.00     6/30/99
       Meadowbrook Market Square
       22137 Rockside Road
       Bedford, OH 44146

155    Cincinnati Mobile Unit          OH   Hamilton     Norwood Real Estate Partners      $ 14,263.56     7/31/99
       2300 Wall St., Suite P
       Cincinnati, OH 45212

162    Columbus Mobile Unit            OH   Franklin     Hartsook Real Estate Corp.        $ 13,599.96     4/30/03
       1850 Bethel Road
       Columbus, OH  43220

136    Oklahoma City Mobile Unit       OK   Oklahoma     Windsor Park Associates           $ 12,600.00     6/30/00
       2506 N. Meridian
       Oklahoma City, OK  73107

163    Tulsa Mobile Unit               OK   Tulsa        Security Square Shopping          $ 14,400.00     9/30/99
       10915 E. 31st Street
       Tulsa, OK  74129

137    Portland Mobile Unit            OR   Multnomah    Linda Hess                        $ 15,900.00     7/16/98
       711 S. E. Stark Street
       Portland, OR  97214

001    Iron Age                        PA   Allegheny    Joseph A. & Carolyn C. Massaro    $255,023.41     9/30/99
       Robinson Plaza Three,
       Suite 400
       Pittsburgh, PA  15205

       5900 Baum Blvd.                                                                     $    100.00
       Exhibition Floater

118    Pittsburgh Mobile Unit          PA   Allegheny    Joseph Olszewski                  $ 48,000.00     5/31/03
       4450 Steubenville Pike
       Pittsburgh, PA  17402

147    York Mobile Unit                PA   York         H.G. Rotz Associates, Inc.        $ 17,700.00     9/30/00
       2133 Industrial Highway
       York, PA  17402

151    Erie Mobile Unit                PA   Erie         Terra Erie Associates             $  7,200.00     9/30/98
       Eastway Plaza
       4245 Buffalo Road (Rt. 20)
       Erie, PA 16510

125    Manati Mobile Unit              PR   Manati       Ernesto Acosta Matos              $ 24,000.00     3/31/00
       Road #2, Kilometer 44.7
       BO. Cantera #43, Suite 2
       Manati, PR 00701

142    Caguas Mobile Unit                 PR   Caguas        Turabo Development, Inc.          $ 22,500.00     5/14/01
       State Road No. 189, Km. 4
       Caguas, PR 00726

152    Ponce Mobile Unit                  PR   Ponce         Hilda Gonzales Logo               $ 13,800.00     4/30/99
       Las Americas Ave., #10
       Ponce, PR 00731

119    Florence Mobile Unit               SC   Florence      Joseph M. McDowell                $ 10,800.00     6/30/99
       795 North Cashue Drive
       Florence, SC 29501

129    Spartanburg Mobile Unit            SC   Spartanburg   Johnson Development Assoc.        $  9,600.00     5/31/00
       Cleveland Village Shopping Cen
       1564 Asheville Hwy. Suite 9
       Spartanburg, SC  29303

145    Columbia Mobile Unit               SC   Richland      McWill Partnership                $ 30,000.00    11/30/06
       1545 Burnette Drive
       Columbia, SC 29210

100    Memphis Mobile Unit                TN   Shelby        BICO Associates                   $ 16,020.00     9/30/99
       3140 Teeehulahoma Rd.
       Suite 12
       Memphis, TN 38118

112    Nashville Mobile Unit              TN   Davidson      Charles W. Hawkins III            $ 17,100.00     4/30/00
       331 Wilmington Road
       Nashville, TN 37217

127    Knoxville Mobile Unit              TN   Knox          West End Phasde I                 $ 11,199.96     9/17/00
       156 West End Ave.
       Farragut, TN 37922

143    Kingsport Mobile Unit              TN   Sullivan      J. Fred Brooks                    $  5,160.00     8/31/99
       Wilcox Business Center
       Unit 2, Bldg. 3
       920 S. Wilcox Drive
       Kingsport, TN 37660

230    Goodyear Tire & Rubber Co.         TN   Obion         Williams Scotman                  $  2,273.16     month to month
       3260 Barbam Road
       Union City, TN 38281

103    El Paso Mobile Unit                TX   El Paso       Shirlee Z. Amstater               $ 18,588.00     12/31/00
       2914 East Yandell.
       Suite 1
       El Paso, TX 79903

120    Dallas Mobile Unit                 TX   Dallas        Sam Lewis                         $ 18,000.00     12/31/01
       1000 Lupo Drive
       Dallas, TX 75207

123    Houston Mobile Unit                TX   Harris        T.T. Templin                      $ 24,000.00     12/31/00
       9000 Emmott Road
       Houston, TX 77040

128    San Antonio Mobile Unit            TX   Bexar         N.P. Partners, Ltd.                  $ 16,860.00    5/31/99
       3903 Fredericksburg Road
       San Antonio, TX  782291

140    Longview Mobile Unit               TX   Greg          Dell Thompson                        $ 12,000.00   10/31/05
       1517 Pine Tree Road
       Longview, TX 75604

144    Pasadena Mobile Unit               TX   Harris        John O. Harris                       $ 11,880.00    9/30/98
       4111 Fairmont Parkway
       Suite 108
       Pasadena, TX 77504

150    Austin Store                       TX   Travis        Kramer Center, Inc.                  $ 18,000.00   12/31/98
       11055 Burnett Rd
       Austin, TX 78758

130    Salt Lake City Mobile Unit         UT   Salt Lake     Fulton Partnership                   $ 16,868.28   12/31/99
       2284 South Redwood Rd.
       West Valley City, UT  84119

104    Virginia Mobile Unit               VA   Bedford       Edward McNally                       $ 16,800.00    6/30/00
       Popular Forest Center
       P.O. Box 1170, Route 5
       Forest, VA 24551

176    Norfolk Mobile Unit                VA   Independent   Northampton Corporate Park Assoc.    $ 18,636.00    4//30/00
       Northampton Business Center
       5760 Northampton Blvd.
       Suite 112
       Virginia Beach, VA  23455

222    Goodyear                           VA   Independent   Williams Scotman                     $  2,587.68   month to month
       1435 Goodyear Blvd.
       Danville, VA 24541

337    Hocchst Celanese Corporation       VA                 GE Capital Modular Space             $  5,655.36   9/10/98
       P.O. Box 440
       Pairsburg, VA 24134

133    Seattle Mobile Unit                WA   King          Cumberland Industrial Center         $ 18,600.00  10/31/01
       22030 68th Ave., South
       Building A
       Kent, WA  98032

116    Greendale Mobile Unit              WI   Milwaukee     Megal Development Corp.              $ 17,100.00   4/30/99
       Unit D
       7030 Industrial Loop
       Greendale, WI 53129

229    Green Bay Store                    WI   Brown         Walnut Center Company                $  7,332.00  12/31/99
       2979 Allied Street
       Green Bay, WI 54304

161    Parkersburg                        WV   Wood          Jerome S. Glazer                     $  6,600.00   7/31/99
       202 Park Center Drive
       Parkersburg, WV 26101

       Iron Age Canada, LTD               CN   Ontario       Von-Land Corporation Limited         C$50,151.96    6/30/01
       475 North Rivermede Rd.,
       Unit 2
       Concord, ON L4K-3R2

122    Iron Age Canada, LTD               CN   Alberta       Capital Ideas LTD                    C$10,500.00    1/31/01
       Bay #204
       255 28 Street S.E.
       Calgary, Alberta

130    Iron Age Canada, LTD               CN   British Columbia Colliers                          C$32,432.28   04/30/02
       11500 Bridgeport Road
       Suite 105
       Richmond, British Columbia V6X IT2

160    Iron Age Canada, LTD               CN   Ontario       Associates Corporation of            C $5,400.00   11/30/98
       2500 Barton Street East                               North America and
       Hamilton, Ontario L8E  4A2                            Ongiara Properties, Inc.             C$46,963.08   08/30/00

161    Iron Age Canada, LTD               CN   Ontario       St. Catherines Equities Limited      C$26,551.50   07/31/02
       286 Bunting Road
       St. Catherines, Ontario L2M 7S5

162    Iron Age Canada, LTD               CN   Ontario       Jack & Percy Rosen                   C$35,310.00   month to month
       353 Manitou Drive
       Kitchener, Ontario N2C  IL5

163    Iron Age Canada, LTD               CN   Ontario       Enterprise Property Group            C$18,877.20   05/31/00
       304 Dunlop Street West
       Unit A
       Barrie, Ontario L4N 7L2

164    Iron Age Canada, LTD               CN   Ontario       John and Paul Mobilos                C$14,775.24  month to month
       433 Simcoc Street South
       South Simoce Plaza
       Oshawa, Ontario L1H 4J5

165    Iron Age Canada, LTD               CN   Ontario       John Tillney Warrington              C$15,079.20   month to month
       196 Rubidge Street
       Peterborough, Ontario LIH 4J5

       Iron Age Canada, LTD               CN   Ontario       Comro Developments                   C$32,945.88   12/31/99
       1790 Dundas Street East
       Units 14 & 15'
       London, Ontario N5W 3E5

       Iron Age De Mexico S.A.            MX                 Quimica Industrial Fronteriza        N$184,833.60  12/31/99
         DE C.V.
       Cattetera Juaraz Porvenir 1568 9-B
       Centro Comercial Satelite
       Ciudad Juarez, Chihuahua

       Falcon Shoe Manufacturing          ME   Androscoggin  Roy Continental                      $216,917.28   03/31/99
         Company
       2 Cedar Street
       Lewiston, ME 04204

       Falcon Shoe/Knapp              ME   Androscoggin     Equity Properties               $122,268.80    12/31/99
         Manufacturing
       80 Middle Street
       Lewiston, ME 04210

       Knapp Shoes (old               MA   Plymouth         Concord Foods, Inc.             $121,263.60    10/31/98
         corporate offices)
       One Knapp Centre
       Brockton, MA  02401

       *    Excludes CAM and Taxes
       **   County not included in lease

                                                              EXHIBIT A-1 TO THE
                                                                CREDIT AGREEMENT


                         FORM OF WORKING CAPITAL NOTE


$ [__________]                                      Dated:  ________  __,  ____


          FOR VALUE RECEIVED, the undersigned, IRON AGE CORPORATION, a Delaware corporation (the "Borrower"), HEREBY PROMISES TO PAY [to the order of]/1/
                  --------
____________________ [or its registered assigns]/2/ (the "Lender") for the
                                                          ------
account of its Applicable Lending Office (as defined in the Credit Agreement referred to below) the aggregate principal amount of the Working Capital Advances (as defined below) owing to the Lender by the Borrower pursuant to the Credit Agreement dated as of April 24, 1998 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"; terms defined
                                           ----------------
therein unless otherwise defined herein being used herein as therein defined) among the Borrower, IRON AGE HOLDINGS CORPORATION, a Delaware corporation, as Parent Guarantor, the Lender and certain other Lender Parties party thereto, and Banque Nationale de Paris, as Agent, Swing Line Bank and Initial Issuing Bank on the dates and in the amounts specified in the Credit Agreement.

          The Borrower promises to pay to the Lender [or its registered assigns]/2/ interest on the unpaid principal amount of each Working Capital Advance from the date of such Working Capital Advance until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

          Both principal and interest are payable in lawful money of the United States of America for the account of the Lender to Banque Nationale de Paris, as Agent, at the Agent's Account, in same day funds. Each Working Capital Advance owing to the Lender by the Borrower and the maturity thereof, and all payments made on account of principal thereof, shall be recorded by the Lender in its books and, prior to any transfer hereof, endorsed on the grid attached hereto, which is part of this Promissory Note; provided, however, that the failure of
                                       --------  -------
the Lender to make any such recordation or endorsement shall not affect the Obligations of the Borrower under this Promissory Note or the Obligations of any of the Loan Parties under or in respect of any of the Loan Documents.

          This Promissory Note is one of the Notes referred to in, and is entitled to the benefits of, the Credit Agreement. The Credit Agreement, among other things, (i) provides for the making of advances (the "Working Capital
                                                            ---------------
Advances") by the Lender to the Borrower from time to time in an aggregate
--------
amount


__________________________
/1/ Delete these brackets, but include the bracketed language, if the applicable Lender Party will not be relying on the portfolio interest
                                  ---
     exception; delete both the brackets and the bracketed language if the applicable Lender Party will be relying on the portfolio interest
                             ----
     exception.

/2/ Delete both the brackets and the bracketed language if the applicable Lender Party will not be relying on the portfolio interest exception;
                       ---
     delete the brackets, but include the bracketed language, if the applicable Lender Party will be relying on the portfolio interest exception.
                  ----
not to exceed at any time outstanding the U.S. dollar amount first above mentioned, the indebtedness of the Borrower resulting from each such Working Capital Advance being evidenced by this Promissory Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified. The Obligations of the Borrower under this Promissory Note and the other Loan Documents, and the Obligations of the other Loan Parties under or in respect of the Loan Documents, are secured by the Collateral referred to, and as provided in, the Collateral Documents.

          This Promissory Note shall be governed by and construed in accordance with, the laws of the State of New York.



                                    IRON AGE CORPORATION


                                    By____________________________________
                                         Name:
                                         Title:

                      ADVANCES AND PAYMENTS OF PRINCIPAL

=======================================================================
          AMOUNT OF
           WORKING          AMOUNT OF         UNPAID
           CAPITAL       PRINCIPAL PAID      PRINCIPAL    NOTATION
 DATE      ADVANCE         OR PREPAID         BALANCE      MADE BY
=======================================================================

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

                                                              EXHIBIT A-2 TO THE
                                                                CREDIT AGREEMENT

                           FORM OF ACQUISITION NOTE


$ [__________]                                       Dated: ________  __,  ____


          FOR VALUE RECEIVED, the undersigned, IRON AGE CORPORATION, a Delaware corporation (the "Borrower"), HEREBY PROMISES TO PAY [to the order of]/1/
                  --------
____________________ [or its registered assigns]/2/ (the "Lender") for the
                                                          ------
account of its Applicable Lending Office (as defined in the Credit Agreement referred to below) the aggregate principal amount of the Acquisition Advances (as defined below) owing to the Lender by the Borrower pursuant to the Credit Agreement dated as of April 24, 1998 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"; terms defined therein unless
                                 ----------------
otherwise defined herein being used herein as therein defined) among the Borrower, IRON AGE HOLDINGS CORPORATION, a Delaware corporation, as Parent Guarantor, the Lender and certain other Lender Parties party thereto, and Banque Nationale de Paris, as Agent and Swing Line Bank, on the dates and in the amounts specified in the Credit Agreement.

          The Borrower promises to pay to the Lender [or its registered assigns]/2/ interest on the unpaid principal amount of each Acquisition Advance from the date of such Acquisition Advance until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

          Both principal and interest are payable in lawful money of the United States of America for the account of the Lender to Banque Nationale de Paris, as Agent, at the Agent's Account, in same day funds. Each Acquisition Advance owing to the Lender by the Borrower and the maturity thereof, and all payments made on account of principal thereof, shall be recorded by the Lender in its books and, prior to any transfer hereof, endorsed on the grid attached hereto, which is part of this Promissory Note; provided, however, that the failure of
                                       --------  -------
the Lender to make any such recordation or endorsement shall not affect the Obligations of the Borrower under this Promissory Note or the Obligations of any of the Loan Parties under or in respect of any of the Loan Documents.

          This Promissory Note is one of the Notes referred to in, and is entitled to the benefits of, the Credit Agreement. The Credit Agreement, among other things, (i) provides for the making of acquisition advances (the "Acquisition Advances") by the Lender to the Borrower from time to time in an
 --------------------
aggregate amount not to exceed at any time outstanding the U.S. dollar amount first above mentioned, the indebtedness of the Borrower resulting from each such Acquisition Advance being evidenced by this

_____________________________
/1/ Delete these brackets, but include the bracketed language, if the applicable Lender Party will not be relying on the portfolio interest
                                  ---
     exception; delete both the brackets and the bracketed language if the applicable Lender Party will be relying on the portfolio interest
                             ----
     exception.

/2/ Delete both the brackets and the bracketed language if the applicable Lender Party will not be relying on the portfolio interest exception;
                       ---
     delete the brackets, but include the bracketed language, if the applicable Lender Party will be relying on the portfolio interest
                             ----
     exception.

Promissory Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified. The Obligations of the Borrower under this Promissory Note and the other Loan Documents, and the Obligations of the other Loan Parties under or in respect of the Loan Documents, are secured by the Collateral referred to, and as provided in, the Collateral Documents.

          This Promissory Note shall be governed by, and construed in accordance with, the laws of the State of New York.

                                    IRON AGE CORPORATION


                                    By____________________________________
                                      Name:
                                      Title:

                      ADVANCES AND PAYMENTS OF PRINCIPAL

=======================================================================
           AMOUNT OF       AMOUNT OF          UNPAID
          ACQUISITION    PRINCIPAL PAID      PRINCIPAL      NOTATION
 DATE       ADVANCE        OR PREPAID         BALANCE        MADE BY
=======================================================================

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

                                                                EXHIBIT B TO THE
                                                                CREDIT AGREEMENT


                          FORM OF NOTICE OF BORROWING

                                                   [Date of Notice of Borrowing]

Banque Nationale de Paris,
as Agent for the Lender Parties to the Credit
Agreement referred to below
499 Park Avenue
New York, NY  10022

Attention: _________


Ladies and Gentlemen:

          The undersigned, Iron Age Corporation, a Delaware corporation (the "Borrower"), refers to the Credit Agreement dated as of April 24, 1998 (as
 ---------
amended, supplemented or otherwise modified from time to time, the "Credit
                                                                    ------
Agreement", the terms defined therein unless otherwise defined herein being used
---------
herein as therein defined), among the Borrower, the Lender Parties party thereto and Banque Nationale de Paris, as Swing Line Bank and as Agent for Lender Parties, and hereby gives you notice, irrevocably, pursuant to Section 2.02 of the Credit Agreement that the Borrower hereby requests a Borrowing under the Credit Agreement, and in that connection sets forth below the information relating to such Borrowing (the "Proposed Borrowing") as required by Section
                                 ------------------
2.02(a) of the Credit Agreement:

          (i) The Business Day of the Proposed Borrowing is requested to be _________ __, ____.

          (ii) The Facility under which the Proposed Borrowing is requested is the [Acquisition] [Working Capital] Facility.

          (iii) The Type of Advances comprising the Proposed Borrowing is [Base Rate Advances] [Eurodollar Rate Advances].

          (iv) The aggregate amount of the Proposed Borrowing is requested to be $__________.

          [(v)   The initial Interest Period that is requested for each
     Eurodollar Rate Advance to be made as part of the Proposed Borrowing is [one] [two] [three] [six] __________ month[s].]/1/

___________
/1/ To be included for a Proposed Borrowing requested to be comprised of Eurodollar Rate Advances.

          The Borrower hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed Borrowing:

          (A) the representations and warranties contained in each Loan Document are true and correct on and as of such date, both before and after giving effect to the Proposed Borrowing and to the application of the proceeds therefrom, as though made on and as of such date other than any such representations or warranties that, by their terms, refer to a specific date other than the date of the Proposed Borrowing, in which case, as of such specific date;

          (B) no event has occurred and is continuing, or would result from the Proposed Borrowing or from the application of the proceeds therefrom, that constitutes a Default;

          [(C) the Proposed Borrowing shall be applied in compliance with the terms set forth in Section 5.02(f)(xi) of the Credit Agreement;]/2/

          [(C) the sum of the Loan Values of the Eligible Collateral (as determined based on the most recent Borrowing Base Certificate delivered to the Lender Parties under the Credit Agreement) exceeds the aggregate principal amount of the Working Capital Advances to be outstanding plus the
                                                                        ----
     Letter of Credit Advances outstanding plus the aggregate Available Amount
                                           ----
     of all Letters of Credit outstanding, respectively, as follows:

          (1)  Borrowing Base Availability Total from the most
               recent Borrowing Base Certificate            _____________

          (2)  Working Capital Advances Outstanding         _____________

          (3)  Aggregate Principal Amount of Letter of
               Credit Advances Outstanding                  _____________

          (4)  Aggregate Principal Amount of Swing
               Line Advances Outstanding                    _____________

          (5)  Total Available Amount of all Letters of
               Credit Outstanding                           _____________

          (6)  Total Working Capital Availability
               ((1) less (2) less (3) less (4) less (5))    _____________
                    ----     ----     ----     ----

          [(7) Total Unused Commitments                     _____________]/3/

________________

/2/  To be used for a Proposed Borrowing consisting of Acquisition Advances.

/3/  To be used for a Proposed Borrowing consisting of Working Capital Advances.

                                    Very truly yours,

                                    IRON AGE CORPORATION



                                    By:____________________________
                                        Name:
                                        Title:

                                                                EXHIBIT C TO THE
                                                                CREDIT AGREEMENT

                       FORM OF ASSIGNMENT AND ACCEPTANCE



          Reference is made to the Credit Agreement dated as of April 24, 1998, (as amended, supplemented or otherwise modified from time to time, the "Credit
                                                                        ------
Agreement"; unless otherwise defined herein, capitalized terms are used herein
---------
as therein defined) among Iron Age Corporation, a Delaware corporation (the "Borrower"), the Lender Parties party thereto and Banque Nationale de Paris, as
 --------
Swing Line Bank, Initial Issuing Bank and as Agent for the Lender Parties.

          The "Assignor" and the "Assignee" referred to on Schedule 1 hereto hereby agree as follows:

          1. The Assignor hereby sells and assigns, without recourse except as to the representations and warranties made by the Assignor herein, to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, an interest in and to the Assignor's rights and obligations under the Credit Agreement as of the Effective Date (as hereinafter defined) equal to the percentage interest specified on Schedule 1 hereto of all outstanding rights and obligations under the Facility or Facilities specified on Schedule 1 hereto. After giving effect to such sale and assignment, the Commitments of each of the Assignor and the Assignee and the amount of the Advances owing to each of the Assignor and the Assignee will be as set forth on Schedule 1 hereto.

          2. The Assignor (i) hereby represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with any Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of, or the perfection or priority of any lien or security interest created or purported to be created under or in connection with, any Loan Document or any other instrument or document furnished pursuant thereto;
(iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Loan Party or the performance or observance by any Loan Party of any of its obligations under or in respect of any Loan Document or any other instrument or document furnished pursuant thereto; and (iv) attaches the Note or Notes held by the Assignor and requests that the Agent exchange such Note or Notes for a new Note or Notes payable to the order of the Assignee in an amount equal to the Commitments assumed by the Assignee pursuant hereto or new Notes payable to the order of the Assignee in an amount equal to the Commitments assumed by the Assignee pursuant hereto and to the order of the Assignor in an amount equal to the Commitments retained by the Assignor under the Credit Agreement, respectively, as specified on Schedule 1 hereto.

          3. The Assignee (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Section 4.01 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (ii) agrees that it will, independently and without reliance upon the Agent, the Assignor or any other Lender Party and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement;
(iii) confirms that it is an Eligible Assignee; (iv) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Loan Documents as are delegated to the Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; (v) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Credit Agreement are required to be performed by it as a Lender Party; and (vi) attaches any U.S. Internal Revenue Service forms required to be provided by it under Section 2.12 of the Credit Agreement.

          4. Following the execution of this Assignment and Acceptance, it will be delivered to the Agent for Acceptance and recording in the Register by the Agent. The effective date for this Assignment and Acceptance (the "Effective Date") shall be the date of acceptance and recording in the Register
 --------------
of this Assignment and Acceptance by the Agent, unless otherwise specified on
Schedule 1 hereto.

          5. Upon such acceptance and recording in the Register by the Agent, as of the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender Party thereunder and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement (and, if this Assignment and Acceptance covers all or the remaining portion of the Assignor's rights and obligations under the Credit Agreement, such Assignor shall cease to be a party thereto).

          6. Upon such acceptance and recording in the Register by the Agent, from and after the Effective Date, the Agent shall make all payments under the Credit Agreement and the Notes in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and commitment fees with respect thereto) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Credit Agreement and the Notes for periods prior to the Effective Date directly between themselves.

          7. This Assignment and Acceptance may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of Schedule 1 to this Assignment and Acceptance by telecopier shall be effective as delivery of a manually executed counterpart of this Assignment and Acceptance.

          8. This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of New York.

          IN WITNESS WHEREOF, the Assignor and the Assignee have caused Schedule 1 to this Assignment and Acceptance to be executed by their officers thereunto duly authorized as of the date specified thereon.

                                  SCHEDULE 1
                                      TO
                           ASSIGNMENT AND ACCEPTANCE

As to the  _______ Facility in respect of which an interest is being assigned:

     Percentage interest of such Facility assigned:          __________%

          amount of Facility assigned to such Assignee
          --------------------------------------------
               aggregate amount of such Facility

     Commitment assumed by the Assignee:                           $__________

     Commitment retained by the Assignor:                          $__________

     Aggregate outstanding principal amount of Advances assigned:  $__________

     Aggregate outstanding principal amount of Advances retained:  $__________

     Principal amount of Note payable to Assignee:                 $__________

     Principal amount of Note payable to Assignor:                 $__________

Effective Date (if other than date of acceptance and recording in the
                    Register by Agent) /1/:   _________ __, ____




__________________
/1/ This date should be no earlier than Five Business Days after the delivery of this Assignment and Acceptance to the Agent.

                                    [NAME OF ASSIGNOR], as Assignor

                                    By ________________________________
                                       Name:
                                       Title:

                                    Dated: _________ __, ____



                                    [NAME OF ASSIGNEE], as Assignee

                                    By ________________________________
                                       Name:
                                       Title:

                                    Dated:_________ __, ____

                                    Domestic Lending Office:


                                    Eurodollar Lending Office:

ACCEPTED /2/[AND APPROVED] this
____ day of ___________ __, ___

BANQUE NATIONALE DE PARIS,
  as Agent


By _____________________________
    Name:
    Title:


By _____________________________
    Name:
    Title:



/3/[ACCEPTED this ____ day of ______, ____


BANQUE NATIONALE DE PARIS,
  as Issuing Bank


By _____________________________
    Name:
    Title:

By _____________________________
    Name:
    Title:]


_____________
/2/ Required only if the Assignee is an Eligible Assignee solely by reason of clause (vii) of the definition of Eligible Assignee.

/3/ Required only (i) if the Assignee is an Eligible Assignee solely by reason of clause (vii) of the definition of Eligible Assignee and (ii) such Assignee is becoming a Working Capital Lender.

/4/[APPROVED this __ day of _________, ____

IRON AGE CORPORATION

By ___________________________
    Name:
    Title:]



________________
/4/ Required only (i) if the Assignee is an Eligible Assignee solely by reason of clause (vii) of the definition of Eligible Assignee and (ii) no Default shall have occurred and be continuing as of the Effective Date.

                                                                EXHIBIT J TO THE
                                                                CREDIT AGREEMENT


                      FORM OF BORROWING BASE CERTIFICATE


To:  Banque Nationale de Paris
     499 Park Avenue
     New York, New York  10022
     Attn:
     Telecopy: (212) 418-8269


                             IRON AGE CORPORATION
                             --------------------

                              Date:   ___________


     (1)  Inventory Net Availability
          [Total from Schedule I]                 $_________

     (2)  Accounts Receivable Net Availability
          [Total from Schedule II]                $_________

     (3)  Total Borrowing Base Availability
          [1 plus 2]                              $_________
             ----

     (4)  Working Capital Facility                $_________

     (5)  The lesser of (3) and (4)               $_________

     (6)  Working Capital Advances Outstanding    $_________

     (7)  Aggregate Principal Amount of
          Letter of Credit Advances Outstanding   $_________

     (8)  Total Available Amount of all
          Letters of Credit Outstanding

          a.   Standby Letters of Credit               $_________

          b.   Trade Letters of Credit                 $_________

          c.   Total Letters of Credit [(a) plus (b)]  $_________

     (9)  Total Working Capital Availability
          [(5) less (6) less (7) less (8)]             $_________

          This report is submitted pursuant to the Credit Agreement dated as of April 24, 1998 among Iron Age Corporation, a Delaware corporation (the "Borrower"), the Lender Parties (the "Lender Parties") that are, or may from
 --------                             --------------
time to time become, party thereto and Banque Nationale de Paris, as Swing Line Bank and as Agent for the Lender Parties thereunder. All of the current accounts referred to in this report (the "Accounts") have been assigned to the
                                          --------
Agent, and the Agent has been granted a lien on and security interest in the Accounts pursuant to the Collateral Documents. Unless otherwise indicated, capitalized terms are used herein as defined in the Credit Agreement.

          The undersigned hereby certifies that (i) the amounts and the representations set forth above are true and correct in all material respects,
(ii) the calculations determined herein were determined in accordance with the Credit Agreement and (iii) except as noted, none of the Accounts referred to in this report falls within the ineligible or prohibited categories as noted in the Credit Agreement. We further confirm the above mentioned assignment and grant of a lien on and security interest in the Accounts to the Agent.


                                      IRON AGE CORPORATION


Date:  ___________________            By:_______________________
                                         Name:
                                         Title:

                                  SCHEDULE I
                          Inventory Net Availability
                          --------------------------

(a)    Gross Inventory                                                $________

Less:  Ineligible Inventory
----

--------------------------------------------------------------------------------

(b)    Inventory consisting of "perishable agricultural               $________
       commodities" within the meaning of the Perishable
       Agricultural Commodities Act of 1930, as amended, and the
       regulations thereunder, or on which a Lien has arisen or
       may arise in favor of agricultural producers under
       comparable state or local laws
--------------------------------------------------------------------------------

(c)    Inventory aggregating more than $500,000 at any single         $________
       location and located on leaseholds as to which the lessor has not entered into a consent and agreement providing the
       Agent with the right to receive notice of default, the right to repossess such Inventory at any time and such other rights as may be acceptable to the Agent
--------------------------------------------------------------------------------

(d) Inventory that is obsolete, unusable or otherwise unavailable $________ for sale
--------------------------------------------------------------------------------

(e)    Inventory with respect to which the representations and        $________
       warranties set forth in Section 8 of the Security Agreement applicable to Inventory are not true and correct
--------------------------------------------------------------------------------

(f)    Inventory consisting of promotional, marketing, packaging      $________
       or shipping materials and supplies exclusive of boxes
       containing shoes or boots
--------------------------------------------------------------------------------

(g)    Inventory that fails to meet in any material respect all       $________
       standards imposed by any governmental agency, or
       department or division thereof, having regulatory authority over such Inventory or its use or sale
--------------------------------------------------------------------------------

(h)    Inventory that is subject to any licensing, patent, royalty,   $________
       trademark, trade name or copyright agreement with any
       third party from whom any Loan Party or any of its
       Subsidiaries has received written notice of a material dispute in respect of any such agreement
--------------------------------------------------------------------------------

(i)    Inventory located outside the United States, Puerto Rico or    $________
       Canada, other than as permitted under paragraph (j) below
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(j)    Inventory that is not in the possession of or under the sole   $________
       control of the Borrower, IAK Acquisition, Falcon or IA
       Canada, other than (i) up to $4,000,000 at any one time
       outstanding of Inventory in transit to the Borrower, IAK
       Acquisition, Falcon or IA Canada by common carrier,
       which Inventory is owned by the Borrower, IAK
       Acquisition, Falcon or IA Canada free and clear of all Liens
       (other than Liens imposed by such common carrier in the
       ordinary course of business in respect of the shipping of
       such Inventory) and insured in accordance with Section
       11(a) of the Security Agreement or Section 1.9 of the
       Canadian Security Agreement with the Agent named as loss
       payee under such insurance policy and (ii) any Inventory of the Borrower, IAK Acquisition or Falcon located on any
       customer's premises; provided that such Inventory must be
       segregated from all inventory of such customer and must be clearly identifiable as Inventory of the Borrower, IAK
       Acquisition or Falcon; provided further that any such
       Inventory on consignment on any customer's premises must
       also be subject to UCC-1 protective filings;
--------------------------------------------------------------------------------

(k)    Inventory consisting of work in progress                       $________
--------------------------------------------------------------------------------

(l)    Inventory in respect of which the Security Agreement, the      $________
       Canadian Security Agreement or the Factor's Lien
       Agreement, after giving effect to the related filings of
       financing statements that have then been made, if any, does not or has ceased to create a valid and perfected first
       priority lien or security interest in favor of the Agent for the benefit of the Secured Parties securing the Secured
       Obligations and as to which no other Liens exist, other than
       Permitted Liens.
--------------------------------------------------------------------------------

(m)    Other Ineligible Inventory                                     $________
--------------------------------------------------------------------------------

(n)    Total Ineligible Inventory [(sum of (b) through (m)]           $________
--------------------------------------------------------------------------------

(o)    Eligible Inventory [(a) less (n)]                              $________
--------------------------------------------------------------------------------

================================================================================

Inventory Net Availability at 50% of
Eligible Inventory [(o) multiplied by 50%]                            $========
                        ---------- --

                                  SCHEDULE II

                     Accounts Receivable Net Availability
                     ------------------------------------

(a)    Gross Receivables                                              $________

Less:  Ineligible Receivables
----

--------------------------------------------------------------------------------

(b) Receivables that do not arise out of the sale of goods or the $________ rendering of services in the ordinary course of the
       Borrower's, Falcon's, IAK Acquisition's or IA Canada's
       business
--------------------------------------------------------------------------------

(c)    Receivables on terms other than those normal or customary      $________
       in the Borrower's, Falcon's, IAK Acquisition's or IA
       Canada's business
--------------------------------------------------------------------------------

(d)    Receivables owing (i) from any Loan Party or any of its        $________
       Subsidiaries or (ii) from any other Person that is an Affiliate of the Borrower, Falcon, IAK Acquisition or IA Canada
       other than Receivables owing by such Affiliate which arose pursuant to transactions on terms which were fair and
       reasonable and no less favorable to the Borrower, Falcon,
       IAK Acquisition or IA Canada, as the case may be, than
       those which would have been obtained in a comparable
       arm's length transaction with a Person not an Affiliate
--------------------------------------------------------------------------------

(e)    Receivables (i) more than 90 days past original invoice date   $________
       (but excluding up to $1,500,000 of Receivables not more
       than 180 days past original invoice date) or (ii) more than 60 days past the date due
--------------------------------------------------------------------------------

(f)    Solely with respect to Receivables owned by Falcon or IA       $________
       Canada, Receivables owing from, as determined as of
       January 31, 1998 and thereafter on the first Business Day of each fiscal quarter ended January 31, April 30, July 31 and
       October 31, any Person (i) from which an aggregate amount
       of more than 25% of the Receivables owing are (A) more
       than 60 days past due or (B) in dispute or (ii) from which an aggregate amount of 25% or less of the Receivables owing
       are (A) more than 60 days past due or (B) in dispute, except that, with respect to this clause (ii), only to the extent of those Receivables which are more than 60 days past due and are in dispute
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(g)    Receivables owing from any Person that has asserted any        $________
       claim, demand or liability, whether by action, suit,
       counterclaim or other judicial or arbitral proceeding against any Loan Party or any of its Subsidiaries; provided,
                                                  --------
       however, that solely for the purposes of this paragraph (g),
       -------
       the term "Person" shall mean the invoiced division that is the contractual obligor of such Receivable
--------------------------------------------------------------------------------

(h)    Receivables owing from any Person to the extent such           $________
       Person shall take or be the subject of any action or
       proceeding of a type described in Section 6.01(f) of the
       Credit Agreement
--------------------------------------------------------------------------------

(i)    Receivables representing any manufacturer's or supplier's      $________
       credits, discounts, incentive plans or similar arrangements entitling any Loan Party to discounts on future purchase
       therefrom
--------------------------------------------------------------------------------

(j)    Receivables arising out of sales to account debtors outside    $________
       the United States, Puerto Rico or Canada, unless backed by a letter of credit issued by a bank organized under the laws of the United States, or any state thereof, and having a
       combined capital and surplus of at least $500,000,000
--------------------------------------------------------------------------------

(k)    Receivables arising out of sales on a bill-and-hold,           $________
       guaranteed sale, sale-or-return, sale on approval or
       consignment basis or subject to any right of return, setoff or charge-back
--------------------------------------------------------------------------------

(l)    Receivables in respect of which the Security Agreement, the    $________
       Canadian Security Agreement or the Factor's Lien
       Agreement, after giving effect to the related filings of
       financing statements that have then been made, if any, does not or has ceased to create a valid and perfected first
       priority lien on or security interest in favor of the Agent for the benefit of the Secured Parties securing the Secured
       Obligations and as to which no other Liens exist, other than
       Permitted Liens
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(m)    Other Ineligible Receivables                                   $________
--------------------------------------------------------------------------------

(n)    Total Ineligible Receivables [sum of (b) through (m)]          $________
--------------------------------------------------------------------------------

(o)    Eligible Receivables [(a) less (n)]                            $________
================================================================================

Accounts Receivable Net Availability at 80% of
Eligible Receivables [(o) multiplied by 80%]                          $========
                          ---------- --

                                                       EXHIBIT M-1 TO THE CREDIT
                                                AGREEMENT AS SEPARATELY EXECUTED


                         BORROWER SOLVENCY CERTIFICATE

                             IRON AGE CORPORATION

          I, Keith McDonough, Chief Financial Officer of Iron Age Corporation, a Delaware corporation (the "Company") hereby certify that I am the Chief
                           -------
Financial Officer of the Company and that I am duly authorized to execute this Solvency Certificate on behalf of the Company, which is hereby delivered pursuant to Section 3.01(k)(xv) of the Credit Agreement dated as of April 24, 1998 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") among the Company, Iron Age Holdings Corporation, a Delaware
-----------------
corporation, as Parent Guarantor, the Lender Parties from time to time party thereto (the "Lender Parties") and Banque Nationale de Paris, as Swing Line Bank
              --------------
and as Agent for the Lender Parties. Unless otherwise defined herein capitalized terms defined in the Credit Agreement are used herein as therein defined.

          I further certify that I am familiar with the properties, businesses, assets, finances and operations of the Company and its Subsidiaries and have carefully reviewed the Transaction Documents and the contents of this Solvency Certificate and, in connection herewith, I have reviewed such other documentation and I have made such investigation and inquiries as I deem necessary and prudent therefor. I further certify, on behalf of the Company, that the financial information and assumptions that underlie and form the basis for the representations and certifications made in this Solvency Certificate were reasonable when made and were made in good faith and continue to be reasonable as of the date hereof.

          The Company understands that the Agent, the Lender Parties and the Hedge Banks are relying upon the truth and accuracy of this Solvency Certificate in connection with the transactions contemplated by the Loan Documents.

          I do hereby further certify, on behalf of the Company, that:

          1. I have reviewed the financial statements attached hereto as Annex A of the Company prepared by its management, including forecasts relating to balance sheets, income statements and cash flow statements of the Company (the "Projected Financial Statements"), which were prepared on the basis of the
 ------------------------------
estimates and assumptions stated therein. The Projected Financial Statements were prepared in good faith, fairly present the best estimate of the Company's future financial performance and are reasonable in light of the business conditions existing on the date hereof.

          2. On the date hereof, both before and after giving effect to the consummation of the Refinancing and the other transactions contemplated by the Credit Agreement and the other Transaction Documents, the fair value of the property of the Company is greater than the total amount of liabilities, including, without limitation, contingent, subordinated, absolute, fixed, matured or unmatured and liquidated or unliquidated liabilities, of the Company.

          3. On the date hereof, both before and after giving effect to the consummation of the Refinancing and the other transactions contemplated by the Credit Agreement and the other Transaction Documents, the present fair saleable value of the assets of the Company exceeds the amount that will be required to pay the probable liabilities of the Company on its debts as they become absolute and matured.

          4. On the date hereof, both before and after giving effect to the consummation of the Refinancing and the other transactions contemplated by the Credit Agreement and the other Transaction Documents, the Company is not engaged in business or in a transaction, and is not about to engage in business or in a transaction, for which its property would constitute an unreasonably small capital.

          5. The Company does not intend to, and does not believe that it will, incur debts and liabilities that will be beyond its ability to pay such debts or liabilities as they mature.

          6. The Company does not intend, in consummating the transactions contemplated by the Credit Agreement and the other Transaction Documents, to hinder, delay or defraud either present or future creditors or any other Person to which the Company is or will become, on or after the date hereof, indebted.

          7. In reaching the conclusions set forth in this Solvency Certificate, I have considered, on behalf of the Company, among other things:

          (a) the cash and other current assets of the Company and its Subsidiaries reflected in the financial statements of the Company delivered to the Agent and the Lender Parties pursuant to Section 3.01(k)(xiv) of the Credit Agreement;

          (b) all unliquidated and contingent liabilities of the Company and its Subsidiaries including, without limitation, any claims arising out of pending or threatened litigation against any such Person or any of their respective property and assets, and in so doing, the Company has computed the amount of such liabilities as the amount that, in light of all the facts and circumstances existing on the date hereof, represents the amount that can reasonably be expected to become an actual or matured liability (the "Contingent Liabilities");
           ----------------------

          (c) all obligations and liabilities of the Company and its Subsidiaries, whether matured or unmatured, liquidated or unliquidated, disputed or undisputed, secured or unsecured, subordinated, absolute, fixed or contingent, other than Contingent Liabilities;

          (d) historical and anticipated growth in sales volume of the Company and its Subsidiaries and in the income stream generated by the Company and its Subsidiaries as reflected in, among other things, the cash flow statements comprising part of the Projected Financial Statements;

          (e) the customary sales terms and the trade payables and other accounts payable of the Company and its Subsidiaries;

          (f) the amount of the credit extended by suppliers and to customers of the Company and its Subsidiaries;

          (g) the amortization and mandatory commitment reduction requirements set forth in the Credit Agreement, the anticipated interest payable on the Advances made from time to time under the Credit Agreement and fees payable under the Credit Agreement;

          (h) the level of capital customarily maintained by the Company and its Subsidiaries and other entities engaged in the same or similar business as the business of the Company and its Subsidiaries; and

          (i)  the Projected Financial Statements.

          Delivery of an executed counterpart of a signature page to this Solvency Certificate by telecopier shall be effective as delivery of a manually executed signature page hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Borrower Solvency Certificate on behalf of the Company this 24th day of April, 1998.


                                  IRON AGE CORPORATION


                                  By: /s/ Keith A. McDonough
                                     ---------------------------------
                                  Name: Keith A. McDonough
                                    Title: Chief Financial Officer

                                                       EXHIBIT M-2 TO THE CREDIT
                                                AGREEMENT AS SEPARATELY EXECUTED

                     PARENT GUARANTOR SOLVENCY CERTIFICATE

                         IRON AGE HOLDINGS CORPORATION

          I, Keith A. McDonough, Chief Financial Officer of Iron Age Holdings Corporation, a Delaware corporation (the "Parent Guarantor") hereby certify that
                                          ----------------
I am the Chief Financial Officer of the Parent Guarantor and that I am duly authorized to execute this Solvency Certificate on behalf of the Parent Guarantor, which is hereby delivered pursuant to Section 3.01(k)(xv) of the Credit Agreement dated as of April 24, 1998 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") among Iron Age
                                           ----------------
Corporation, a Delaware corporation, the Parent Guarantor, the Lender Parties from time to time party thereto and Banque Nationale de Paris, as Swing Line Bank and as Agent for the Lender Parties. Unless otherwise defined herein, capitalized terms defined in the Credit Agreement are used herein as therein defined.

          I further certify that I am familiar with the properties, businesses, assets, finances and operations of the Parent Guarantor and its Subsidiaries and have carefully reviewed the Transaction Documents and the contents of this Solvency Certificate and, in connection herewith, I have reviewed such other documentation and information and I have made such investigation and inquiries as I deem necessary and prudent therefor. I further certify, on behalf of the Parent Guarantor, that the financial information and assumptions that underlie and form the basis for the representations and certifications made in this Solvency Certificate were reasonable when made and were made in good faith and continue to be reasonable as of the date hereof.

          The Parent Guarantor understands that the Agent, the Lender Parties and the Hedge Banks are relying upon the truth and accuracy of this Solvency Certificate in connection with the transactions contemplated by the Loan Documents.

          I do hereby further certify, on behalf of the Parent Guarantor, that:

          1. I have reviewed the financial statements attached hereto as Annex A of the Parent Guarantor prepared by its management, including forecasts relating to balance sheets, income statements and cash flow statements of the Parent Guarantor (the "Projected Financial Statements"), which were prepared on
                       ------------------------------
the basis of the estimates and assumptions stated therein. The Projected Financial Statements were prepared in good faith, fairly present the best estimate of the Parent Guarantor's future financial performance and are reasonable in light of the business conditions existing on the date hereof.

          2. On the date hereof, both before and after giving effect to the consummation of the Refinancing and the other transactions contemplated by the Credit Agreement and the other Transaction Documents, the fair value of the property of the Parent Guarantor is greater than the total amount of liabilities, including, without limitation, contingent, subordinated, absolute, fixed, matured or unmatured and liquidated or unliquidated liabilities, of the Parent Guarantor.

          3. On the date hereof, both before and after giving effect to the consummation of the Refinancing and the other transactions contemplated by the Credit Agreement and the other Transaction Documents, the present fair saleable value of the assets of the Parent Guarantor exceeds the amount that will be required to pay the probable liabilities of the Parent Guarantor on its debts as they become absolute and matured.

          4. On the date hereof, both before and after giving effect to the consummation of the Refinancing and the other transactions contemplated by the Credit Agreement and the other Transaction Documents, the Parent Guarantor is not engaged in business or in a transaction, and is not about to engage in business or in a transaction, for which its property would constitute an unreasonably small capital.

          5. The Parent Guarantor does not intend to, and does not believe that it will, incur debts and liabilities that will be beyond its ability to pay such debts or liabilities as they mature.

          6. The Parent Guarantor does not intend, in consummating the transactions contemplated by the Credit Agreement and the other Transaction Documents, to hinder, delay or defraud either present or future creditors or any other Person to which the Parent Guarantor is or will become, on or after the date hereof, indebted.

          7. In reaching the conclusions set forth in this Solvency Certificate, I have considered, on behalf of the Parent Guarantor, among other things:

          (a) the cash and other current assets of the Parent Guarantor and its Subsidiaries reflected in the financial statements of the Parent Guarantor delivered to the Agent and the Lender Parties pursuant to Section 3.01(k)(xiv) of the Credit Agreement;

          (b) all unliquidated and contingent liabilities of the Parent Guarantor and its Subsidiaries including, without limitation, any claims arising out of pending or threatened litigation against any such Person or any of their respective property and assets and in so doing, the Parent Guarantor has computed the amount of such liabilities as the amount that, in light of all the facts and circumstances existing on the date hereof, represents the amount that can reasonably be expected to become an actual or matured liability (the "Contingent Liabilities");
                                ----------------------

          (c) all obligations and liabilities of the Parent Guarantor and its Subsidiaries, whether matured or unmatured, liquidated or unliquidated, disputed or undisputed, secured or unsecured, subordinated, absolute, fixed or contingent, other than Contingent Liabilities;

          (d) historical and anticipated growth in sales volume of the Parent Guarantor and its Subsidiaries and in the income stream generated by the Parent Guarantor and its Subsidiaries as reflected in, among other things, the cash flow statements comprising part of the Projected Financial Statements;

          (e) the customary sales terms and the trade payables and other accounts payable of the Parent Guarantor and its Subsidiaries;

          (f) the amount of the credit extended by suppliers and to customers of the Parent Guarantor and its Subsidiaries;

          (g) the amortization and mandatory commitment reduction requirements set forth in the Credit Agreement the anticipated interest payable on the Advances made from time to time under the Credit Agreement and fees payable under the Credit Agreement;

          (h) the level of capital customarily maintained by the Parent Guarantor and its Subsidiaries and other entities engaged in the same or similar business as the business of the Parent Guarantor and its Subsidiaries; and

          (i)  the Projected Financial Statements.

          Delivery of an executed counterpart of a signature page to this Solvency Certificate by telecopier shall be effective as delivery of a manually executed signature page hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Solvency Certificate on behalf of the Parent Guarantor this 24th day of April, 1998.


                                  IRON AGE HOLDINGS CORPORATION


                                  By: /s/ Keith A. McDonough
                                     ----------------------------------
                                  Name: Keith A. McDonough
                                  Title:  Chief Financial Officer